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                                 LOAN AGREEMENT
                                (BORROWING BASE)


                                  BY AND AMONG


           MONTEREY HOMES CONSTRUCTION, INC., AN ARIZONA CORPORATION,
              MONTEREY HOMES ARIZONA, INC., AN ARIZONA CORPORATION,
          CHANDLER 110, LLC, AN ARIZONA LIMITED LIABILITY COMPANY, AND
                  MERITAGE HOMES OF NORTHERN CALIFORNIA, INC.,
                            A CALIFORNIA CORPORATION

                      SEVERALLY AND COLLECTIVELY, BORROWER


                             THE BANKS NAMED HEREIN


                   NORWEST BANK ARIZONA, NATIONAL ASSOCIATION,
                         A NATIONAL BANKING ASSOCIATION

                      ADMINISTRATIVE AGENT AND ISSUING BANK


            CALIFORNIA BANK & TRUST, A CALIFORNIA BANKING CORPORATION

                       DOCUMENTATION AND SYNDICATION AGENT


                                   DATED AS OF
                                DECEMBER 29, 1999

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                                TABLE OF CONTENTS

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SECTION 1. RECITALS........................................................... 1

SECTION 2. DEFINITIONS........................................................ 1
   2.1      Definitions......................................................  1
   2.2      Terms Generally.................................................. 18

SECTION 3. LOAN COMMITMENT................................................... 18
   3.1      Commitment....................................................... 18
   3.2      Advances......................................................... 19
   3.3      Notes; Repayment of Loan......................................... 19
   3.4      Interest on Loan................................................. 20
   3.5      Notice of Advances............................................... 20
   3.6      Default Interest................................................. 21
   3.7      Conversion and Continuation of Advances.......................... 21
   3.8      Prepayment....................................................... 22
   3.9      Payments......................................................... 22
   3.10     Reserve Requirements; Change in Circumstances.................... 23
   3.11     Change in Legality............................................... 25
   3.12     Redeployment Loss................................................ 25
   3.13     Taxes............................................................ 26
   3.14     Termination or Assignment of Commitments Under Certain
            Circumstances.................................................... 29
   3.15     Conversion Date.................................................. 29
   3.16     Advances During Conversion Period................................ 30
   3.17     Mandatory Prepayments............................................ 30
   3.18     Existing Loan.................................................... 30

SECTION 4. ADVANCES.......................................................... 30
   4.1      Method for Advances.............................................. 30
   4.2      Purpose of Advances.............................................. 31
   4.3      Determination of Amount of Advances.............................. 31

SECTION 5. BORROWING BASE CALCULATIONS....................................... 31
   5.1      Determination of Available Commitment............................ 31
   5.2      Determination of Collateral Value................................ 31
            (a) Entitled Land................................................ 31
            (b) Lots Under Development....................................... 31
            (c) Finished Lots................................................ 31
            (d) Units........................................................ 31
   5.3      Limitation on Adjustments........................................ 32

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   5.4      Maximum Allowed Advance.......................................... 32
            (a) Entitled Land................................................ 32
            (b) Lots Under Development....................................... 32
            (c) Finished Lots................................................ 32
            (d) Units........................................................ 32
   5.5      Adjustments and Limitations...................................... 33
            (a) Maximum Term - Entitled Land................................. 33
            (b) Maximum Term - Lots Under Development........................ 33
            (c) Maximum Term - Finished Lots................................. 33
            (d) Maximum Term - Units......................................... 33
            (e) Conversion of Presold Units and Spec Units................... 34
            (f) Unit Ineligibility........................................... 34
   5.6      Occurrence of Certain Events..................................... 34
            (a) Foreclosure, Etc............................................. 34
            (b) Environmental Matters........................................ 34
            (c) Damage/Destruction........................................... 34
            (d) Condemnation................................................. 35
   5.7      Determinations................................................... 35
   5.8      Further Limitations on Collateral Values......................... 35
            (a) Collateral Value Limit on Availability for all
                Entitled Land, Lots Under Development and
                Finished Lots................................................ 35
            (b) Collateral Value Limit on Availability for all
                Spec Units and Model Units................................... 35
            (c) Inventory Limit for Spec Units and Model Units............... 35
            (d) Inventory Limit for Unsold Finished Lots and
                Unsold Lots Under Development................................ 35
            (e) Subdivision Size Limitation.................................. 35
            (f) Purchase Money Debt Limitation............................... 36
            (g) Commercial Entitled Land..................................... 36
   5.9      Collateral Inventory Report, Collateral Certificate,
            and Borrowing Base Report........................................ 36
            (a) Collateral Inventory Report.................................. 36
            (b) Collateral Certificate....................................... 37
            (c) Form of Report and Certificate............................... 37
            (d) Borrowing Base Report........................................ 37

SECTION 6. LETTERS OF CREDIT................................................. 38
   6.1      Issuance of Letters of Credit.................................... 38
   6.2      Issuance Procedure for Letters of Credit......................... 39
   6.3      Letter of Credit Fees and Costs.................................. 39
   6.4      Disbursements.................................................... 39
   6.5      Reimbursement Obligations of Borrower............................ 40
   6.6      Nature of Reimbursement Obligations.............................. 40
   6.7      Banks Obligation................................................. 41
   6.8      Certain Requirements as to Letters of Credit..................... 41

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                                                                            Page
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   6.9      Risk Participations, Drawings, and Reimbursements................ 42
   6.10     Role of the Issuing Bank......................................... 42
   6.11     Cash Collateral Upon Event of Default............................ 43

SECTION 7. RELEASES.......................................................... 43
   7.1      Release of Collateral  Request of Borrower....................... 43
   7.2      Other Releases................................................... 44

SECTION 8. FEES.............................................................. 44
   8.1      Facility Fee..................................................... 45
   8.2      Agency Fee....................................................... 45
   8.3      Letter of Credit Fee............................................. 45
   8.4      Attorneys' Costs, Expenses, and Fees............................. 45
   8.5      Appraisal Fees, Title Insurance Premium, and Other Costs,
            Expenses, and Fees............................................... 45

SECTION 9. SECURITY.......................................................... 45
   9.1      Security......................................................... 45

SECTION 10. CONDITIONS PRECEDENT FOR EFFECTIVENESS OF
           AGREEMENT......................................................... 46
   10.1     Documents........................................................ 46
   10.2     Co-Lender Agreement.............................................. 47
   10.3     Insurance Policies............................................... 47
   10.4     Payment of Costs, Expenses, and Fees............................. 47
   10.5     Legal Opinion.................................................... 47
   10.6     Representations True............................................. 47
   10.7     No Defaults...................................................... 47

SECTION 11. CONDITIONS PRECEDENT TO APPROVAL OF SUBDIVISIONS................. 47
   11.1     Plat or Survey................................................... 48
   11.2     Preliminary Title Report......................................... 48
   11.3     Deed of Trust/Modification to Deed of Trust...................... 48
   11.4     Environmental Questionnaire...................................... 48
   11.5     Environmental Assessment......................................... 48
   11.6     Title Insurance.................................................. 48
   11.7     Flood Zone....................................................... 49
   11.8     Soils Tests...................................................... 49
   11.9     Insurance Policies............................................... 49
   11.10    Assessments, Charges, and Taxes.................................. 49
   11.11    Contracts........................................................ 49
   11.12    Projections...................................................... 49
   11.13    Payment of Costs, Expenses, and Fees............................. 50
   11.14    Other Actions by Borrower........................................ 50

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   11.15    Representations True............................................. 50
   11.16    No Defaults...................................................... 50

SECTION 12. CONDITIONS PRECEDENT TO APPROVAL OF ENTITLED
           LAND.............................................................. 50
   12.1     Approved Subdivision............................................. 50
   12.2     Fee Title........................................................ 50
   12.3     Documents........................................................ 50
            (a) Appraisal.................................................... 50
            (b) Other Items.................................................. 51
   12.4     Payment of Costs, Expenses, and Fees............................. 51
   12.5     Other Actions by Borrower........................................ 51
   12.6     Representations True............................................. 51
   12.7     No Defaults...................................................... 51
   12.8     Limitations...................................................... 51

SECTION 13. CONDITIONS PRECEDENT TO APPROVAL OF LOTS UNDER
            DEVELOPMENT...................................................... 51
   13.1     Approved Subdivision............................................. 52
   13.2     Fee Title........................................................ 52
   13.3     Documents........................................................ 52
            (a) Appraisal.................................................... 52
            (b) Budget....................................................... 52
            (c) Plans and Specifications..................................... 52
            (d) Construction................................................. 52
            (e) Other Items.................................................. 52
   13.4     Payment of Costs, Expenses, and Fees............................. 52
   13.5     Other Actions by Borrower........................................ 53
   13.6     Representations True............................................. 53
   13.7     No Defaults...................................................... 53
   13.8     Limitations...................................................... 53

SECTION 14. ADDITIONAL CONDITIONS PRECEDENT TO THE
            INCLUSION OF EACH FINISHED LOT IN THE BORROWING
            BASE............................................................. 53
   14.1     Approved Subdivision............................................. 53
   14.2     Fee Title........................................................ 53
   14.3     Plat............................................................. 53
   14.4     Documents........................................................ 53
            (a) Appraisal.................................................... 54
            (b) Improvements................................................. 54
            (c) Other Items.................................................. 54
   14.5     Payment of Costs, Expenses, and Fees............................. 54
   14.6     Other Actions by Borrower........................................ 54
   14.7     Representations True............................................. 54

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   14.8     No Defaults...................................................... 54
   14.9     Limitations...................................................... 54

SECTION 15. ADDITIONAL CONDITIONS PRECEDENT TO THE
            INCLUSION OF EACH UNIT IN THE BORROWING BASE..................... 54
   15.1     Approved Subdivision............................................. 55
   15.2     Fee Title........................................................ 55
   15.3     Plat............................................................. 55
   15.4     Documents........................................................ 55
            (a) Appraisal.................................................... 55
            (b) Budget....................................................... 55
            (c) Plans and Specifications..................................... 55
            (d) Purchase Contract............................................ 55
            (e) Public Reports............................................... 55
            (f) Other Items.................................................. 55
   15.5     Payment of Costs, Expenses, and Fees............................. 56
   15.6     Other Actions by Borrower........................................ 56
   15.7     Representations True............................................. 56
   15.8     No Defaults...................................................... 56
   15.9     Limitations...................................................... 56

SECTION 16. ADDITIONAL CONDITIONS PRECEDENT TO ADVANCES...................... 56
   16.1     Representations and Warranties Accurate.......................... 56
   16.2     Defaults......................................................... 56
   16.3     Draw Request..................................................... 56
   16.4     Approvals and Inspections by Governmental Authorities............ 56
   16.5     Payment of Costs, Expenses, and Fees............................. 56

SECTION 17. REPRESENTATIONS AND WARRANTIES................................... 57
   17.1     Recitals and Statements.......................................... 57
   17.2     Organization; Powers; Etc........................................ 57
   17.3     Authorization; Etc............................................... 57
   17.4     Enforceability................................................... 58
   17.5     Litigation....................................................... 58
   17.6     Federal Reserve Regulations...................................... 58
   17.7     Investment Company Act........................................... 58
   17.8     Public Utility Holding Company Act............................... 58
   17.9     No Breach........................................................ 58
   17.10    Financial Statements True........................................ 59
   17.11    Significant Debt Agreements...................................... 59
   17.12    ERISA............................................................ 59
   17.13    Solvent.......................................................... 59
   17.14    Liens............................................................ 59
   17.15    Licenses......................................................... 59
   17.16    Filing of Taxes.................................................. 59

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   17.17    Budgets and Plans and Specifications............................. 60
   17.18    Affirmation...................................................... 60

SECTION 18. AFFIRMATIVE COVENANTS............................................ 60
   18.1     Corporate, Limited Liability Company, or Partnership Existence... 60
   18.2     Books and Records; Access By Administrative Agent................ 60
   18.3     Information and Statements....................................... 60
            (a) Consolidating and Consolidated Quarterly Statements of the
                Meritage Group............................................... 60
            (b) Consolidating and Consolidated Annual Statements of the
                Meritage Group............................................... 61
            (c) Closing Report............................................... 61
            (d) Sales Reports and Inventory Reports.......................... 62
            (e) Collateral Inventory Report and Collateral Certificate....... 62
            (f) Certificate of Compliance.................................... 62
            (g) Other Items and Information.................................. 62
   18.4     Law; Judgments; Material Agreements; Approvals and Permits....... 62
   18.5     Taxes and Other Indebtedness..................................... 63
   18.6     Assets and Property.............................................. 63
   18.7     Insurance........................................................ 63
            (a) Property..................................................... 63
            (b) Liability.................................................... 63
            (c) Flood........................................................ 64
            (d) Workman's Compensation....................................... 64
            (e) Additional Insurance......................................... 64
            (f) Other........................................................ 64
            (g) Evidence..................................................... 65
   18.8     ERISA............................................................ 65
   18.9     Appraisals....................................................... 65
   18.10    Commencement and Completion...................................... 65
   18.11    Title Insurance.................................................. 66
   18.12    Rights of Inspection; Correction of Defects; Agency.............. 66
   18.13    Miscellaneous.................................................... 67
   18.14    Verification of Costs............................................ 67
   18.15    Cross-Collateralization.......................................... 67
   18.16    Administrative Agent's Inspector(s).............................. 67
   18.17    Further Assurances............................................... 67
   18.18    Costs and Expenses of Borrower's Performance of Covenants and
            Satisfaction of Conditions....................................... 68
   18.19    Payment of Release Price......................................... 68
   18.20    Construction and Sales Records................................... 68
   18.21    Guarantees....................................................... 68
   18.22    Services......................................................... 68
   18.23    CC&Rs............................................................ 69

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SECTION 19. NEGATIVE COVENANTS............................................... 69
   19.1     Change in Control or Management.................................. 69
   19.2     Amendments to Organizational Documents........................... 69
   19.3     Financial Covenants.............................................. 69
            (a) Minimum Liquidity............................................ 69
            (b) Maximum Leverage............................................. 69
            (c) Minimum Fixed Charge Coverage................................ 69
            (d) Minimum Adjusted Tangible Net Worth.......................... 69
            (e) Guaranties................................................... 70
   19.4     Mergers, Consolidations, Sales of Assets......................... 70
   19.5     Business of Borrower............................................. 70
   19.6     ERISA Liabilities................................................ 70
   19.7     Dissolution or Liquidation....................................... 70
   19.8     Joint Ventures................................................... 70

SECTION 20. INSPECTION BY ADMINISTRATIVE AGENT............................... 70
   20.1     Enter Property................................................... 70
   20.2     No Duty to Inspect............................................... 71

SECTION 21. WAIVER........................................................... 71
   21.1     Waiver........................................................... 71
   21.2     Delay............................................................ 71

SECTION 22. DEFAULT.......................................................... 71
   22.1     Event of Default................................................. 71
   22.2     Remedies......................................................... 73
   22.3     Enforcement Costs................................................ 74

SECTION 23. ACTION UPON AGREEMENT............................................ 74
   23.1     No Third Party Beneficiaries..................................... 74
   23.2     Integration...................................................... 74
   23.3     Modifications.................................................... 74
   23.4     No Joint Venture................................................. 75

SECTION 24. GENERAL.......................................................... 75
   24.1     Waiver of Guaranty and Suretyship Defenses....................... 75
   24.2     Survival......................................................... 76
   24.3     Discretionary Rights............................................. 76
   24.4     Indemnity........................................................ 76
   24.5     Joint and Several................................................ 76
   24.6     Time of Essence.................................................. 76
   24.7     Notices.......................................................... 76
   24.8     Payment of Costs................................................. 77
   24.9     Choice of Law.................................................... 77
   24.10    Successors....................................................... 77

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   24.11    Headings......................................................... 78
   24.12    Participations and Assignments................................... 78
   24.13    Severability..................................................... 78
   24.14    Arbitration Provisions........................................... 78
            (a) Arbitration.................................................. 78
            (b) Motion Practice.............................................. 79
            (c) Discovery.................................................... 79
            (d) Payment of Arbitration Costs and Fees........................ 80
   24.15    JURY WAIVER...................................................... 80


SCHEDULE 3.1 Commitments of Banks
SCHEDULE 24.1 Joint Borrower Provisions

EXHIBIT "A" Promissory Note
EXHIBIT "B-1" Deed of Trust (Arizona)
EXHIBIT "B-2" Deed of Trust (California)
EXHIBIT "C-1" Modification of Deed of Trust (Arizona)
EXHIBIT "C-2" Modification of Deed of Trust (California)
EXHIBIT "D" Guarantee
EXHIBIT "E" Collateral Certificate
EXHIBIT "F" Proposed Initial Approved Subdivisions
EXHIBIT "G" Construction Schedule
EXHIBIT "H" Sample Collateral Inventory Report
EXHIBIT "I" Sample Sales and Inventory Reports
EXHIBIT "J" Sample Project Proforma

                                 LOAN AGREEMENT
                                (Borrowing Base)


     BY THIS AGREEMENT (together with any amendments or modifications, the "Agreement") made and entered into as of the 29th day of December, 1999, by and among MONTEREY HOMES CONSTRUCTION, INC., an Arizona corporation ("MHC"), MONTEREY HOMES ARIZONA, INC., an Arizona corporation ("MHA"), CHANDLER 110, LLC, an Arizona limited liability company ("Chandler"), and MERITAGE HOMES OF NORTHERN CALIFORNIA, INC., a California corporation ("MHNC") (MHC, MHA, Chandler and MHNC are sometimes hereinafter severally and collectively called "Borrower"), the banks and financial institutions that are parties to this Agreement from time to time (the "Banks"), NORWEST BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Banks (in such capacity, the "Administrative Agent") and as Issuing Bank (as hereinafter defined), and CALIFORNIA BANK & TRUST, a California banking corporation, as documentation and syndication agent for the Banks (in such capacity, the "Documentation and Syndication Agent"), for and in consideration of the recitals and mutual promises contained herein, confirm and agree as follows:

SECTION 1. RECITALS

     1.1 Borrower has applied to the Banks for a revolving line of credit loan facility in the aggregate amount of SEVENTY MILLION AND NO/100 DOLLARS ($70,000,000.00) (the "Loan") against which Borrower may, from time to time during the term hereof, make draws, repay all or part of the same and then draw additional sums, subject to the terms, conditions and provisions set forth herein, for the purpose of financing the acquisition and development of entitled land, lots under development, improved single family residential lots and the construction of single family residential units within subdivisions located in the metropolitan areas of Phoenix, Tucson, Sacramento and San Francisco, and other Northern California metropolitan areas, and approved by Administrative Agent pursuant to the terms hereof.

SECTION 2. DEFINITIONS

     2.1 DEFINITIONS. Unless otherwise defined herein, the following terms shall have the following meanings:

     "ACQUISITION COST" means the actual purchase price paid by Borrower to acquire the Entitled Land or Lots in question, excluding any lot premiums.

     "ADJUSTED TANGIBLE NET WORTH" means, as of any date of determination, the amount of consolidated Owners' Equity of the Meritage Group as shown on its consolidated balance sheet, plus Subordinated Debt, minus the Net Book Value (after deducting reserves applicable thereto) of all assets classified as intangible assets under GAAP, including, without limitation, goodwill, trademarks, trade names, service marks, copyrights, patents, licenses, permits, covenants not to compete, and rights related thereto.

     "ADMINISTRATIVE AGENT" shall have the meaning assigned to such term in the Preamble, and any assign or successor thereto.

     "ADVANCE" means a disbursement of the proceeds of the Loan.

     "AGENCY FEE" means the Agency Fee set forth in a side letter between Borrower and Administrative Agent of even date herewith.

     "AGREEMENT" means this Loan Agreement, as it may be amended, modified, extended, renewed, restated, or supplemented from time to time.

     "APPLICABLE INTEREST RATE," with respect to a given Advance, shall mean the interest rate in effect for that Advance.

     "APPRAISAL" means, as the context requires, an appraisal of the Entitled Land, Lots Under Development, Finished Lots or Units that constitute the Borrowing Base which sets forth the Appraised Value and which is (i) ordered by Administrative Agent, (ii) prepared by an appraiser satisfactory to

Administrative Agent, (iii) in compliance with all federal and state standards for appraisals, (iv) reviewed by Administrative Agent, and (v) in form and substance satisfactory to Administrative Agent in its sole and absolute discretion.

     "APPRAISED VALUE" means:

          (a) With respect to Entitled Land, the market value for such Entitled Land on a bulk "as is" value basis as set forth in the Appraisal.

          (b) With respect to Lots Under Development, the market value for such Lots Under Development on a bulk "as complete" value basis, as set forth in the Appraisal.

          (c) With respect to Finished Lots, the market value for the Lots on a bulk "as complete" value basis, as set forth in the Appraisal or, if such Finished Lots are purchased under an option agreement (but not to exceed 25 Finished Lots per Subdivision at any one time), the retail value of the Finished Lots as set forth in the Appraisal of the applicable Units.

          (d) With respect to Units, the value of a Unit and a typical Lot, without lot premiums, options, and upgrades, as set forth in the Appraisal.

     "APPROVALS AND PERMITS" means each and all approvals, authorizations, bonds, consents, certificates, franchises, licenses, permits, registrations, qualifications, entitlements and other actions and rights granted by or filings with any Person necessary, or appropriate for acquisition and development of Entitled Land, Lots Under Development or Finished Lots, for construction of Units and Improvements, for the sale of Units and Finished Lots, for occupancy, ownership, and use by Borrower and other Persons of the Entitled Land, Lots Under Development, Finished Lots or Units, or otherwise for the conduct of, or in connection with, the business and operations of Borrower.

     "APPROVED SUBDIVISION" means a Subdivision that has been approved as provided in Section 11. Subject to the satisfaction of the conditions set forth in Section 11, the parties intend to include the Subdivisions listed on EXHIBIT "F" as the initial Approved Subdivisions under the Loan.

     "AVAILABLE COMMITMENT" means, at any time, the lower of:

          (a) The Commitment Amount; or

          (b) The Collateral Value of the Borrowing Base, as reflected in the most recent Borrowing Base Report,

LESS in either case any remargining payment required pursuant to Section 3.17 but not yet paid.

     "BANK" and "BANKS" shall have the meaning assigned to such terms in the Preamble.

     "BOARD" shall mean the Board of Governors of the Federal Reserve System of the United States.

     "BORROWER": See initial paragraph hereof.

     "BORROWING BASE" means the Entitled Land, Lots Under Development, Finished Lots and Units that meet the requirements of this Agreement for inclusion in the Borrowing Base and that are included in a Borrowing Base Report from time to time prior to the Termination Date.

     "BORROWING BASE REPORT" means a report, prepared by Administrative Agent setting forth the Collateral then constituting the Borrowing Base, the Collateral Value of the Borrowing Base, and certain other information as required by this Agreement, in the format prescribed by Administrative Agent from time to time.

     "BUDGET" means the amount allocated by Borrower to the hard and soft costs associated with the construction of Improvements or each Unit (which shall include an estimate for options and upgrades that shall not exceed thirty percent (30%) of the base hard and soft costs for such Improvements).

     "BUSINESS DAY" shall mean any day (other than a day which is a Saturday, Sunday or legal holiday in the State of Arizona) on which commercial banks are open for business in Phoenix, Arizona; PROVIDED, HOWEVER, that, when used in connection with a LIBOR Advance, the term "Business Day" shall exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

     "CB&T FACILITY" means that revolving line of credit from California Bank & Trust, a California banking corporation, to Meritage pursuant to that Credit Agreement dated September 17, 1999, by and between California Bank & Trust as administrative agent for the banks from time to time parties thereto and as issuing bank, and Meritage as borrower.

     "CALENDAR MONTH" shall mean the twelve (12) calendar months of the year. Any payment or obligation that is due or required to be performed within a specified number of Calendar Months shall become due on the day in the last of such specified number of Calendar Months that corresponds numerically to the date on which such payment or obligation was incurred or commenced, provided, however, that with respect to any obligation that is incurred or commences on the 29th, 30th, or 31st day of any Calendar Month and if the Calendar Month in which such payment or obligation would otherwise be due does not have a numerically corresponding date, such payment or obligation shall become due on the first day of the next succeeding Calendar Month.

     "CAPITALIZED LEASE" of a Person means any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

     "CAPITALIZED LEASE OBLIGATIONS" of a Person means the amount of the obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

     "CHANGE IN CONTROL" means the occurrence or existence of either of the following events or conditions without the prior written consent of Administrative Agent, if different than the state of affairs as of the closing of the Loan:

          (a) the acquisition by any Person or two or more Persons acting in concert of "beneficial ownership" (within the meaning of Rule 13d-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended, or as otherwise specified under the provisions of this Agreement) of securities of any member of the Meritage Group having more than 50% of the ordinary voting power for the election of directors; or

          (b) the acquisition by any Person or two or more Persons acting in concert of Control of any member of the Meritage Group.

     "CO-LENDER AGREEMENT" shall mean that Co-Lender Agreement of even date herewith, by and among the Administrative Agent, the Co-Agent and the Banks, as it may be amended, modified, supplemented, restated or replaced from time to time.

     "COLLATERAL" means the property, interests in property, and rights to property securing any or all Obligations from time to time.

     "COLLATERAL CERTIFICATE" means the certificate of Borrower, in form and substance satisfactory to Administrative Agent and containing such certifications as Administrative Agent may require, setting forth the information required by Section 5.9.

     "COLLATERAL INVENTORY REPORT" means the report prepared by Borrower as required by Section 5.9.

     "COLLATERAL VALUE" means, from time to time, the amounts determined in accordance with Section 5.2.

     "COMMITMENT" shall mean, with respect to each Bank, the commitment of such Bank as set forth in Schedule 3.1, as such Bank's Commitment may be modified from time to time pursuant to the terms hereof. Each Bank's Commitment shall fully, automatically and permanently terminate on the Termination Date.

     "COMMITMENT AMOUNT" means the lesser of (i) the aggregate amount of the Banks' Commitment as set forth on Schedule 3.1, and (ii) the amount of $70,000,000.00, as the same may be reduced from time to time pursuant to Section 3.15.

     "COMPLETION PERCENTAGE" means:

          (a) For any Unit, the current percentage of construction completed as reflected in each Borrowing Base Report and/or Collateral Inventory Report, based upon the Construction Schedule attached hereto as EXHIBIT "G" and the Budget for that Unit; and

          (b) For Lots Under Development, the current percentage of completion of Improvements in an Approved Subdivision as determined by Administrative Agent based on its review of the current Borrowing Base Report and/or Collateral Inventory Report and inspections of the Collateral made pursuant to this Agreement.

     "CONSOLIDATED NET INCOME" means, for any period, the combined Net Income (or loss) of the Meritage Group for such period (taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between or among the Meritage Group and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Meritage Group in accordance with GAAP.

     "CONTINGENT OBLIGATION" of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract and reimbursement agreements with financial institutions (including the Banks) relating to letters of credit issued by such financial institutions for the account of such Person.

     "CONTROL" when used with respect to any Person means the power, directly or indirectly, to direct the management policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "CONTROLLED GROUP" means, severally and collectively, the members of the group controlling, controlled by and/or in common control of Borrower, within the meaning of Section 4001(b) of ERISA.

     "CONVERSION DATE" means December 29, 2001; provided, however, that the Banks may, in the Banks' sole and absolute discretion, extend the Conversion Date pursuant to Section 3.15.

     "CONVERSION PERIOD" means the period of time following the Conversion Date during which the Commitment Amount is reduced from time to time pursuant to
Section 3.15.

     "DEED OF TRUST" and "DEEDS OF TRUST" mean, respectively, each and all Deeds of Trust, Assignments of Rent, Security Agreements and Fixture Filings, in each case securing the Note and the other Obligations, each being substantially in the form of EXHIBIT "B-1" for Subdivisions located in Arizona and EXHIBIT "B-2" for Subdivisions located in California, granted from time to time by Borrower, as trustor, for the benefit of Administrative Agent, as beneficiary, as the same may be amended from time to time by a Modification of Deed of Trust in substantially the form of EXHIBIT "C-1" for Subdivisions located in Arizona and EXHIBIT "C-2" for Subdivisions located in California, to encumber additional real property, and as the same may be amended, modified, extended, renewed, restated, or supplemented from time to time. Deed of Trust shall also mean an Existing Deed of Trust as modified by the Modification of Existing Deeds of Trust.

     "DEFAULT RATE" shall mean a rate per annum (computed as provided in Section 3.7) equal to the Applicable Interest Rate plus three percent (3%) and changing in conformity with each change in the Applicable Interest Rate.

     "DISBURSEMENT": See Section 6.4 hereof.

     "DOCUMENTATION AND SYNDICATION AGENT" shall have the meaning assigned to such term in the Preamble. The Documentation and Syndication Agent shall have no rights, duties or responsibilities under the Loan Documents beyond those of a Bank.

     "DOLLARS" or "$" shall mean lawful money of the United States of America.

     "DRAW REQUEST" means a completed, written request in a form acceptable to or specified by Administrative Agent from Borrower to Administrative Agent for an Advance, together with such other documents and information as Administrative Agent may require or specify from time to time.

     "EBITDA" means, for any period, an amount equal to (a) Consolidated Net Income for such period, plus (b) gross accrued interest expense of the Meritage Group on a consolidated basis (other than capitalized interest) during such period, plus (c) accruals for federal, state and local income taxes attributable to such Consolidated Net Income, plus (d) depreciation and amortization expense of the Meritage Group on a consolidated basis during such period. EBITDA shall be adjusted to add back any non-cash writedowns.

     "ELIGIBILITY DATE" means:

          (a) With respect to Entitled Land, the date on which such Entitled Land is first included in the Borrowing Base as Entitled Land in a Borrowing Base Report.

          (b) With respect to Lots Under Development, the date on which the Entitled Land is first included in the Borrowing Base as Lots Under Development in a Borrowing Base Report;

          (c) With respect to Finished Lots, the date on which such Lots are first included in the Borrowing Base as Finished Lots in a Borrowing Base Report; and

          (d) With respect to each Unit, the date on which that Unit is first included in the Borrowing Base as a Unit in a Borrowing Base Report, and regardless of whether periods exist during which such Unit is not included in the Borrowing Base.

     "ENTITLED LAND" means land located in a Subdivision with respect to which all of the following is correct:

          (a) Borrower has received a vested zoning classification that is consistent with Borrower's actual and proposed use of such land;

          (b) A preliminary subdivision plat or tentative map has been completed and has been approved by all applicable Governmental Authorities; and

          (c) Borrower has satisfied the other conditions precedent set forth in
     Section 12.

     "ENVIRONMENTAL AGREEMENT" and "ENVIRONMENTAL AGREEMENTS" means, respectively, each and all Environmental Indemnity Agreements in form and substance satisfactory to Administrative Agent, executed by Borrower and Guarantors from time to time, for the benefit of Administrative Agent and the Banks, and relating to the Collateral, as the same may be amended, modified, extended, renewed, restated, or supplemented from time to time.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

     "ERISA AFFILIATE" shall mean any trade or business (whether or not incorporated) that is a member of a group of which the Borrower is a member and which is treated as a single employer under Section 414 of the Code.

     "ERISA LIABILITIES" shall mean at any time the minimum liability with respect to Plans that would be required to be reflected at such time as a liability on the consolidated balance sheet of the Borrower under GAAP.

     "EURODOLLAR LENDING OFFICE," with respect to any Bank (or transferee) or the Administrative Agent, shall mean such office or branch as such Bank (or transferee) or the Agent has designated to the Borrower herein in Schedule 3.1 as the office or branch of such Bank (or transferee) or the Administrative Agent which shall constitute the Lending Office thereof for LIBOR Advances.

     "EVENT OF DEFAULT" has the meaning specified in Paragraph 19.1 and the other Loan Documents.

     "EXISTING DEEDS OF TRUST" means the deeds of trust executed by Borrower securing payment of the Existing Loans.

     "EXISTING LOANS" means those loans to Borrower in a principal amount not to exceed $80,000,000.00 pursuant to that Credit Agreement dated December 20, 1996, as amended, by and among Borrower, Administrative Agent, as agent, and the lenders named therein.

     "FACILITY FEE": See Section 8.1 hereof.

     "FEES"  shall mean the  Facility  Fee, the Agency Fee, the Letter of Credit
Fee and all other fees and charges, if any (other than interest), payable hereunder or otherwise payable in connection with the Loan.

     "FINANCIAL COVENANTS" means the financial covenants described in Section 19.3.

     "FINISHED LOT(S)" means any Lot in an Approved Subdivision for which substantially all Improvements for such Subdivision have been completed and that has satisfied the requirements in Section 14 for inclusion in the Borrowing Base.

     "GAAP" means generally accepted accounting principles consistently applied.

     "GOVERNMENTAL AUTHORITY" means any government, any court, and any agency, authority, body, bureau, department, or instrumentality of any government.

     "GUARANTEE" means each Continuing Guarantee substantially in the form attached hereto as EXHIBIT "D".

     "GUARANTOR" or "GUARANTORS" means Meritage and all of its direct or indirect wholly owned Subsidiaries now or hereinafter existing that are not Borrower, including, without limitation, MTH - TEXAS GP, INC., an Arizona corporation, MTH - TEXAS LP, INC., an Arizona corporation, LEGACY/MONTEREY HOMES L.P., an Arizona limited partnership and TEXAS HOME MORTGAGE CORPORATION, a Texas corporation.

     "HILTON" means Steven J. Hilton.

     "IMPROVEMENT CONSTRUCTION COSTS" means the aggregate "hard" and "soft" costs to plan, design, and construct the applicable Improvements as set forth in the applicable Budget; PROVIDED, HOWEVER, that with respect to Finished Lots, the Improvement Construction Costs shall be the lesser of (a) the amount of "hard" costs and "soft" costs to plan, design, and construct the Improvements as set forth in the applicable Budget or (b) the amount of such costs actually incurred by Borrower to plan, design, and construct such Improvements.

     "IMPROVEMENTS" means offsite improvements which may exist or which are to be constructed (including, without limitation, curbs, grading, landscape, sprinklers, storm and sanitary sewers, paving, sidewalks, and utilities) necessary to make the land suitable for the construction of single family homes and any common area improvements which may exist or which are to be constructed, together with the associated fixtures and other tangible personal property located or used in or on land on which such improvements are constructed.

     "INDEBTEDNESS" of a Person means such Person's (i) secured and unsecured obligations for borrowed money, (ii) obligations representing the deferred purchase price of property or services, (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) Capitalized Lease Obligations, (vi) guarantees, and (vii) reimbursement obligations for letters of credit. With respect to Borrower, Indebtedness includes, without limitation, all obligations under the Loan.

     "INTEREST PERIOD" shall mean as to any LIBOR Advance, the period commencing on the date of such Advance and ending the day preceding the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2 or 3 months thereafter, as the Borrower may elect, or, if earlier, on the Termination Date; PROVIDED, HOWEVER, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. Interest shall accrue from and include the first day of an Interest Period and include the last day of such Interest Period.

     "ISSUANCE DATE" means the date on which a Letter of Credit is delivered to the beneficiary thereof.

     "ISSUANCE REQUEST" means a request for a Letter of Credit duly executed by Borrower in a form satisfactory to the Issuing Bank.

     "ISSUE" means, with respect to any Letter of Credit, to issue or, by amendment or otherwise, to extend the expiry of, or to renew or increase or decrease the amount of, such Letter of Credit; and the terms "ISSUED," "ISSUING" and "ISSUANCE" have corresponding meanings.

     "ISSUING BANK" means Administrative Agent in its capacity as issuer of one or more Letters of Credit hereunder, together with any successor or replacement Letter of Credit issuer arising under this Agreement.

     "LC BORROWING" means an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the day after the date when made nor converted into a Variable Rate Advance.

     "LC OBLIGATIONS" means at any time the sum of (a) the Outstanding LC Balance under the Loan, plus (b) the amount of all unreimbursed drawings under all Letters of Credit, including all outstanding LC Borrowings.

     "LAND ALLOCATION" means, with respect to each Lot Under Development, the Maximum Allowed Advance for the Lot, if such Lot was a Finished Lot, less the hard and soft costs of construction of the Improvements on such Lot as set forth in the applicable Budget.

     "LANDON" means John R. Landon.

     "LENDING OFFICE," with respect to any Bank or any transferee of the Loan or the Administrative Agent, shall mean such office or branch as such Bank or such transferee or the Agent has designated to the Borrower herein as the office or branch of that Bank or such transferee or the Administrative Agent from which Loan is to be made.

     "LETTER OF CREDIT" means a letter of credit, either as a standby financial or a performance letter of credit, issued by the Issuing Bank for the account of Borrower pursuant to Section 6 hereof.

     "LETTER OF CREDIT FEE": See Section 6.3(a) hereof.

     "LIABILITIES" of a Person means all items included in the liability section of a balance sheet of that person prepared in accordance with GAAP applied as of the date of calculation LESS accounts payable less than 60 days old arising in the ordinary course of such Person's business payable on terms customary in the trade, accrued liabilities and buyer deposits. Without limiting the generality of the foregoing, the term "Liabilities" shall include: (i) all Indebtedness secured by any mortgage, lien, pledge, security interest, charge or encumbrance upon or in property owned by that Person, to the extent attributable to that Person's interest in the property, even though that Person has not assumed or become liable for the payment of the Indebtedness; and (ii) the aggregate amount of the reserves established on the books of that Person in respect of contingent Liabilities and other contingencies (except reserves which are properly treated as deductions from assets) and in any event shall include with respect to the Borrower the outstanding amount of the Loan.

     "LIBOR RATE" shall mean, with respect to any LIBOR Advance for any Interest Period, an interest rate per annum (rounded upwards, if necessary, at the third decimal place) equal to the offered rate for U.S. Dollar deposits of not less than $1,000,000.00 for a period of time equal to each Interest Period as of 11:00 A.M. City of London, England time two London Business Days prior to the first date of each Interest Period as shown on the display designated as "British Bankers Assoc. Interest Settlement Rates" on the Telerate System ("Telerate"), Page 3750 or Page 3740, or such other page or pages as may replace such pages on Telerate for the purpose of displaying such rate; provided, however, that if such rate is not available on Telerate then such offered rate shall be otherwise independently determined by the Administrative Agent from an alternate, substantially similar independent source available to the Administrative Agent or shall be calculated by the Administrative Agent by a substantially similar methodology as that theretofore used to determine such offered rate in Telerate. "London Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions are generally authorized or obligated by law or executive order to close in the City of London, England.

     "LIBOR ADVANCE" shall mean an Advance bearing interest at a rate determined by reference to the LIBOR Rate.

     "LIBOR MARGIN" shall mean one and three-quarters percent (1.75%) per annum.

     "LIEN" means any lien (statutory or other), mortgage (including, without limitation, purchase money mortgages), pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever [including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement and contractual obligations for payment of marketing, advertising and promotion (in excess of 10% of the estimated sales price of the applicable Unit) and deferred lot premiums (in excess of 25% of the estimated sales price of the applicable
Unit)], but specifically excluding ad valorem real estate taxes, assessments, community facilities district and other similar improvement lien assessments not yet delinquent.

     "LIQUIDITY"  means  available   unrestricted  cash  and  cash  equivalents,
unrestricted investments with federally insured institutions and available undrawn funds under the Loan.

     "LOAN" has the meaning specified in Section 1.1.

     "LOAN BALANCE" means the sum of (i) with respect to the Loan on any date, the aggregate outstanding principal amount thereof, after giving effect to any borrowings and prepayments or repayments of Advances occurring on such date; plus (ii) with respect to any outstanding LC Obligations on any date, the aggregate amount of such LC Obligations on such date, after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate amount of the LC Obligations as of such date, including changes occurring as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

     "LOAN DOCUMENTS" means this Agreement, the Note, the Deeds of Trust, the Environmental Agreements, the Guarantees, and any other agreements, documents, or instruments evidencing, guarantying, securing, or otherwise relating to the Note, as such agreements, documents, and instruments may be amended, modified, extended, renewed, or supplemented from time to time.

     "LOAN PARTY" means Borrower and each Guarantor that from time to time is or becomes obligated under any Loan Document.

     "LOT" means an individual lot designated on the final subdivision plat or filing for each Subdivision.

     "LOTS UNDER DEVELOPMENT" means Entitled Land with respect to which Borrower has commenced construction of the Improvements and has satisfied the conditions precedent in Section 13 but which does not yet constitute Finished Lots.

     "MARGIN STOCK" shall have the meaning given such term under Regulation U.

     "MATERIAL ADVERSE CHANGE" means any change in the assets, business, financial condition, operations, prospects, or results of operations of any party or any other event or condition that in the reasonable opinion of Administrative Agent (i) could affect the likelihood of performance by Borrower or Guarantors of any of the Obligations, (ii) could affect the ability of Borrower or Guarantors to perform any of the Obligations, (iii) could affect the legality, validity, or binding nature of any of the Obligations or any lien or encumbrance securing any of the Obligations, or (iv) could affect the priority of any lien or encumbrance securing any of the Obligations.

     "MAXIMUM ALLOWED ADVANCE" has the meaning set forth in Section 5.4.

     "MERITAGE" means MERITAGE CORPORATION, a Maryland corporation.

     "MERITAGE GROUP" means Meritage and all parties reporting on a consolidated basis with Meritage in accordance with GAAP.

     "MINIMUM AMOUNT" as to a LIBOR Advance shall mean $5,000,000.00, with increments of $1,000,000.00 thereafter.

     "MODEL  UNIT"  means  a  Unit  constructed  and  furnished   initially  for
inspection by prospective purchasers that is not intended to be sold until all or substantially all of the other Units in the Subdivision are sold.

     "MODIFICATION OF EXISTING DEEDS OF TRUST" means one or more Modifications of Existing Deeds of Trust executed by Borrower, modifying the Existing Deeds of Trust to secure repayment of the Loan, all in form and substance satisfactory to Administrative Agent.

     "MULTIEMPLOYER PLAN" shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

     "NET SALES PROCEEDS" means the gross sales price of a Unit set forth in the Purchase Contract therefor, less (i) customary tax prorations, (ii) ordinary and customary real estate brokerage commissions paid to outside brokers, (iii) reasonable and customary escrow fees, closing costs and title insurance, (iv) any landscape or pool holdbacks, and (v) any lot premium revenue sharing to be disbursed to the lot developer.

     "NET BOOK VALUE" means, with respect to an asset owned by a member of the Meritage Group, the gross investment of that member of the Meritage Group in the asset, less all reserves (including loss reserves and reserves for depreciation) attributable to that asset, all determined in accordance with GAAP.

     "NET INCOME" means, for any period, after-tax consolidated net income from continuing operations, less any extraordinary income, non-operating income (except interest income) or non- cash income recorded by such Person as determined in accordance with GAAP and less any income in the aggregate in excess of 20% of Net Income from mortgage Subsidiaries or title company, escrow agent or title underwriter Subsidiaries.

     "1934 ACT" shall mean the United States Securities Exchange Act of 1934, as amended.

     "NON-RECOURSE DEBT" means Indebtedness of Borrower or any Guarantor incurred to acquire property for use in the ordinary course of business of Borrower or such Guarantor for which Borrower and/or such Guarantor is not personally liable and recourse is limited to specific collateral.

     "NOTE" and "NOTES" shall mean, severally and collectively, promissory notes of the Borrower executed and delivered as provided in Section 3.3(a) as such notes might be amended, modified, extended and restated from time to time.

     "OBLIGATIONS" means the obligations of Borrower and Guarantors under the Loan Documents.

     "OUTSTANDING LC BALANCE" in effect at any time means the maximum aggregate amount available to be drawn at such time under all outstanding Letters of Credit, the determination of such maximum amount to assume compliance with all conditions for a Disbursement.

     "OWNER'S EQUITY" means such Person's total assets minus total Liabilities, each as determined in accordance with GAAP.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

     "PERMITTED EXCEPTIONS" has the meaning specified in the Deed of Trust.

     "PERSON" means a natural person, a partnership, a joint venture, an unincorporated association, a corporation, a limited liability company, a trust, any other legal entity, or any Governmental Authority.

     "PLAN" shall mean any pension plan (other than a Multiemployer Plan) that is (i) a qualified plan under Section 401(a) of the Code, (ii) subject to the provisions of Title IV of ERISA or Section 412 of the Code, and (iii) maintained for employees of the Borrower or any ERISA Affiliate.

     "PLANS AND SPECIFICATIONS" means (A) with respect to Lots Under Development and Finished Lots, the plans and specifications for construction of the applicable Improvements that have been prepared by an architect or engineer, together with any amendments or modifications to those plans and specifications, and (B) with respect to Units, the plans and specifications for construction of a particular type of Unit that have been prepared by an architect.

     "PRIME RATE" shall mean the interest rate per annum designated by Norwest Bank Arizona, National Association, a national banking association, or its successors, as its "Prime Rate," as publicly announced by that bank from time to time as a means of pricing credit extensions to some customers and is neither tied to any external interest rate or index nor necessarily the lowest rate of interest charged by that bank at any given time for any particular class of customer or credit extension.

     "PRESOLD UNIT" means a Unit that is subject to a Purchase Contract.

     "PRODUCT LINE" means a group of Units which, in the ordinary course of Borrower's business, are marketed together under a common plan based upon the type of Unit constructed and the price of such Units.

     "PROJECT" means all of the Entitled Land, Lots Under Development, Finished Lots and Units that are owned by Borrower and are encumbered by a Deed of Trust from time to time.

     "PRO RATA SHARE" with respect to any individual Bank, or Pro Rata Shares with respect to all of the Banks, as the case may be, means the applicable percentage or percentages of the Commitment assigned to each of the Banks as set forth on Schedule 3.1 hereto or in the Co-Lender Agreement, as applicable.

     "PURCHASE CONTRACT" means a bona fide written agreement between Borrower and a third Person purchaser for sale in the ordinary course of Borrower's business of any Unit and the related Lot, contingent solely on the sale of the purchaser's existing residence, and such agreement is accompanied by a non-refundable cash earnest money deposit or down payment in an amount not less than two percent (2%) of the purchase price and such purchaser has been pre-qualified for permanent mortgage financing by a financial institution in the business of making residential mortgage loans (or in lieu of such pre-qualification, a non-refundable cash earnest money deposit or down payment in an amount not less than twenty percent (20%) of the purchase price).

     "RECLASSIFICATION ADJUSTMENT" means, for any Unit reclassified as to type pursuant to any provision of this Agreement, a change in the Maximum Allowed Advance for such Unit to that applicable to the type of Unit as so reclassified.

     "REDEPLOYMENT LOSS" shall have the meaning assigned to such term in Section 3.12.

     "REGULATION D" shall mean Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "REGULATION G" shall mean Regulation G of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "REGULATION T" shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "REGULATION U" shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "REGULATION X" shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

     "REPORTABLE EVENT" shall mean any reportable event as defined in Section 4043(b) of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate which is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code).

     "REQUIREMENTS" means any and all obligations, other terms and conditions, requirements, and restrictions in effect now or in the future by which Borrower or any or all of the Project is bound or which are otherwise applicable to any or all of the Project, construction of any Improvements or Units, or occupancy, operation, ownership, or use of the Project (including, without limitation, such obligations, other terms and conditions, restrictions, and requirements imposed by: (i) any law, ordinance, regulation, or rule (federal, state, or local); (ii) any Approvals and Permits; (iii) any Permitted Exceptions; (iv) any condition, covenant, restriction, easement, right-of-way, or reservation applicable to the Project; (iv) any insurance policies; (v) any other agreement, document, or instrument to which Borrower is a party or by which Borrower or any or all of the Project or the business or operations of Borrower is bound; or (vi) any judgment, order, or decree of any arbitrator, other private adjudicator, or Governmental Authority to which Borrower is a party or by which Borrower or any of the Project is bound.

     "SEC" shall mean the United States Securities and Exchange Commission.

     "SIGNIFICANT DEBT AGREEMENT" means all documents, instruments and agreements executed by any member of the Meritage Group, evidencing, securing or ensuring any Indebtedness of any member of the Meritage Group or any guaranty, in each case in excess of $5,000,000 in outstanding principal (or principal equivalent) amount, including, without limitation, that $80,000,000.00 line of credit from Guaranty Federal FSB to Legacy/Monterey Homes L.P. and any refinancings thereof, but excluding any Indebtedness that is Non-Recourse Debt.

     "SPEC UNIT" means a Unit constructed for the purpose of addition to Borrower's inventory of Units and not subject to a Purchase Contract. A Unit that is not a Presold Unit or a Model Unit shall be deemed a Spec Unit.

    "STATED AMOUNT" of a Letter of Credit means the stated amount as stated in the Letter of Credit.

     "STATED EXPIRY DATE" of a Letter of Credit means the Stated Expiry Date as stated in the Letter of Credit.

     "SUBORDINATED DEBT" of a Person means any Indebtedness of that Person which by its terms is subordinated, in form and substance and in a manner satisfactory to Administrative Agent in lien and right of payment to the prior payment in full of the Loan.

     "SUBDIVISION" means each single family residential project (or with respect to commercial Entitled Land, a commercial project) owned by Borrower differentiated by location and/or product type and Lot size, located in the metropolitan areas of Phoenix, Tucson, Sacramento and San Francisco and other Northern California metropolitan areas, which have been approved by Administrative Agent or for which Borrower is requesting approval. A Subdivision may include one or more portions or phases of such a project.

     "SUBSIDIARIES" of a Person means (i) any corporation of which more than 50% of the outstanding securities having ordinary voting power shall at the time be owned or controlled, directly or indirectly, by such Person, by one or more of such Person's Subsidiaries, or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, limited liability company, joint venture or similar business organization of which more than 50% of the ownership interests having ordinary voting power shall at the time be owned or controlled, directly or indirectly, by such Person, by one or more of such Person's Subsidiaries, or by such Person and one or more of its Subsidiaries.

     "TERMINATION" shall mean the payment in full of the principal amount of all Loans, all accrued interest thereon and all Fees with respect thereto, coupled with termination of all obligations (if any) of all of the Banks to advance funds or extend credit to or for the benefit of Borrower pursuant to this Agreement.

     "TERMINATION DATE" means the date that is twenty-four (24) Calendar Months after the Conversion Date.

     "TITLE COMPANY" means one or more title insurance companies and any reinsurers or co- insurers required by Administrative Agent issuing the Title Policies required herein, which companies, reinsurers, and co-insurers shall be satisfactory to Administrative Agent in its reasonable discretion.

     "TITLE POLICY" and "TITLE POLICIES" mean, respectively, each and all title insurance policies and endorsements thereto and reinsurance or co-insurance agreements and endorsements described in this Agreement insuring the Deeds of Trust.

     "TOTAL COST" means the sum of the Acquisition Cost and the Improvement Construction Costs.

     "TYPE," when used in respect of any Advance, shall refer to the rate by reference to which interest on such Advance is determined. For purposes hereof, "rate" shall mean the LIBOR Rate or the Variable Rate.

     "UNIT" means a detached single-family residential dwelling constructed or to be constructed on a Finished Lot.

     "UNIT COST" for a particular Unit means the typical hard costs for material and labor and typical soft costs to construct the base Unit (including options and upgrades up to a maximum of 30% of the base hard and soft costs of such
Unit), plus the Acquisition Cost of the applicable Lot.

     "UNMATURED EVENT OF DEFAULT" means any condition or event that with notice, passage of time, or both would be an Event of Default.

     "VARIABLE RATE" shall mean the Prime Rate in effect from time to time. The Variable Rate shall change from time to time on the effective date of, and in conformity with, changes in the Prime Rate.

     "VARIABLE RATE ADVANCE" shall mean an Advance bearing interest at a rate determined by reference to the Variable Rate.

     2.2 TERMS GENERALLY.

          (a) The definitions in Section 2.1 shall apply equally to both the singular and plural forms of the terms defined.

          (b) Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

          (c) All references herein to Articles, Sections, Paragraphs, Exhibits and Schedules shall be deemed references to Articles, Sections and Paragraphs of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require.

          (d) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.

SECTION 3. LOAN COMMITMENT

     3.1 COMMITMENT. Each Bank agrees, severally but not jointly, to loan to or for the benefit of Borrower, and Borrower shall be entitled to draw upon and borrow, in the manner and upon the terms and conditions contained in this Agreement, an amount that shall not exceed that Bank's Pro Rata Share of the Available Commitment. Subject to the terms and conditions set forth in this Agreement, each Bank is providing to Borrower its Commitment, against which a Bank shall fund its Pro Rata Share of each Advance to be made to Borrower, repaid by Borrower, and readvanced to Borrower, as Borrower may request, and the Issuing Bank shall issue such Letters of Credit as Borrower shall request, which may be terminated or repaid by Borrower and reissued, provided that (i) there is no Event of Default under any provision of this Agreement, (ii) no Advance shall be made or Letter of Credit issued that would exceed the Available Commitment,

(iii) the Loan Balance shall not exceed the Available Commitment, (iv) no Bank shall be obligated under any circumstances to fund an Advance in excess of that Bank's Pro Rata Share of the requested Advance, (v) the aggregate amount of a Bank's funding of the Loan Balance and participations in Letters of Credit at any one time outstanding shall not exceed its Pro Rata Share of the Available Commitment, and (vi) no Letter of Credit shall be issued with a Stated Expiry Date later than the Termination Date. The Banks shall not be obligated to fund their Pro Rata Share of any Advance if, after giving effect thereto, any of the foregoing limitations would be exceeded.

     3.2 ADVANCES.

          (a) Each Advance shall be a single LIBOR Advance or a single Variable Rate Advance, as Borrower may request. Advances of more than one Type may be outstanding at the same time; PROVIDED, HOWEVER, that (i) Borrower shall not be entitled to request a LIBOR Advance which, if made, would result in an aggregate of more than three (3) separate LIBOR Advances being outstanding collectively under the Loan at any one time, (ii) Borrower shall not be entitled to request a LIBOR Advance which, if made, would result in an aggregate of more than seventy-five percent (75%) of the outstanding principal balance of the Loan consisting of LIBOR Advances at the time such LIBOR Advance is made, and (iii) each LIBOR Advance shall be in a principal amount which is not less than the Minimum Amount. For purposes of the foregoing, LIBOR Advances having different Interest
     Periods, regardless of whether they commence on the same date, shall be considered separate LIBOR Advances.

          (b) Each Advance shall be made by the Banks ratably in accordance with their Pro Rata Share of the Available Commitment; PROVIDED, HOWEVER, that the failure of any Bank to make any Advance shall not in itself relieve any other Bank of its obligation to lend hereunder (it being understood, however, that no Bank shall be responsible for the failure of any other Bank to make any Advance required to be made by such other Bank) and any Event of Default that occurs as a result of such failure shall be deemed to have been irrevocably waived by the Banks.

     3.3 NOTES; REPAYMENT OF LOAN.

          (a) The Loan made by each Bank shall be evidenced by a Note, duly completed and executed on behalf of Borrower, dated the date of said Bank's Commitment, in substantially the form of EXHIBIT "A" hereto, payable to the order of such Bank in a principal amount equal to said Bank's Commitment. Each Note shall bear interest from the date thereof on the outstanding principal balance thereof as set forth in Section 3.4. Each Bank may (and is hereby authorized by Borrower, at said Bank's discretion, to) endorse on a schedule attached to the Note held by such Bank (or on a continuation of such schedule attached to each such Note and made a part thereof), or otherwise to record in such Bank's internal records, an appropriate notation evidencing the date and amount of each Advance of such Bank, each payment or prepayment of principal of any such Advance and the other information provided for on such schedule; PROVIDED, HOWEVER, that the failure of any Bank to make such a notation or any error therein shall not in any manner affect the obligation of Borrower to repay the Loan in accordance with the terms of the relevant Note.

          (b) All unpaid and accrued interest shall be due and payable on the first day of each and every month commencing with the first month after the date hereof.

          (c) The entire unpaid principal balance, all accrued and unpaid interest and all other amounts due and payable under the Notes shall be due and payable in full on the Termination Date.

     3.4 INTEREST ON LOAN.

          (a) Subject to the provisions of Sections 3.6 and 3.7, each LIBOR Advance shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to, the LIBOR Rate for the Interest Period in effect for such LIBOR Advance plus the LIBOR Margin. The LIBOR Rate for each Interest Period shall be determined by Administrative Agent in accordance with the provisions of this Agreement, and such determination shall be conclusive absent manifest error. Administrative Agent shall promptly advise Borrower and each Bank of such LIBOR Rate.

          (b) Subject to the provisions of Sections 3.6 and 3.7, each Variable Rate Advance shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days, as the case may be) at a rate per annum equal to the Variable Rate. The Variable Rate shall be determined by Administrative Agent in accordance with the provisions of this Agreement, and such determination shall be conclusive absent manifest error. Administrative Agent shall promptly advise Borrower and each Bank of such Variable Rate.

     3.5 NOTICE OF ADVANCES. In order to request an Advance, Borrower shall, in addition to any other requirements contained herein, give to Administrative Agent written or telecopy notice (or telephone notice promptly confirmed in writing or by telecopy) (an "Advance Notice"), (a) in the case of a LIBOR Advance, not later than 9:00 a.m., Arizona time, three Business Days before a proposed Advance and (b) in the case of a Variable Rate Advance, not later than 9:00 a.m., Arizona time, on the same Business Day of a proposed Advance. Each Advance Notice shall be irrevocable, shall in each case specify (i) whether the Advance then being requested is to be a LIBOR Advance or a Variable Rate Advance; (ii) the date of such Advance (which shall be a Business Day) and the amount thereof; (iii) if such Advance is to be a LIBOR Advance, the Interest Period with respect thereto; and (iv) if such Advance is to refinance all or any part of any outstanding Advance, the identity and amount of such Advance that Borrower requests to be refinanced; and shall be accompanied by a Disbursement Request. If no election as to the Type of Advance, or if no Interest Period with respect to any LIBOR Advance, is specified in any Advance Notice, then the requested Advance shall be a Variable Rate Advance. Subject to Section 3.7, if Borrower shall not have given notice in accordance with this Section of its election to refinance a LIBOR Advance prior to the end of the Interest Period in effect for such Advance, then Borrower (unless such Advance is repaid at the end of such Interest Period) shall be deemed to have given notice of an election to refinance such Advance with a Variable Rate Advance.

     3.6 DEFAULT INTEREST. If Borrower shall default in the payment of the principal of or interest on the Loan or any other amount becoming due hereunder, whether by scheduled maturity, notice of prepayment, acceleration or otherwise, Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount up to but not including the date of actual payment (after as well as before judgment) at the Default Rate.

     3.7 CONVERSION AND CONTINUATION OF ADVANCES. Borrower shall have the right at any time upon prior irrevocable notice to Administrative Agent (i) not later than 9:00 a.m., Arizona time, two Business Days prior to conversion, to convert any LIBOR Advance into a Variable Rate Advance, (ii) not later than 9:00 a.m., Arizona time, three (3) Business Days prior to conversion or continuation, to convert any Variable Rate Advance into a LIBOR Advance or to continue any LIBOR Advance as a LIBOR Advance for an additional Interest Period, and (iii) not later than 9:00 a.m., Arizona time, three (3) Business Days prior to conversion, to convert the Interest Period with respect to any LIBOR Advance to another permissible Interest Period, subject in each case to the following:

          (a) If less than all the outstanding principal amount of any Advance shall be converted or continued as a LIBOR Advance, the aggregate principal amount of such Advance converted or continued shall be not less than the Minimum Amount;

          (b) Any LIOR Advance may be converted only at the end of the Interest Period applicable thereto;

          (c) Any portion of an Advance maturing or required to be repaid in less than one month may not be converted into or continued as a LIBOR Advance;

          (d) Any portion of a LIBOR Advance which cannot be continued as a LIBOR Advance by reason of clauses (b) and (c) above shall be automatically converted at the end of the Interest Period in effect for such Advance into a Variable Rate Advance; and

          (e) Each conversion or continuation shall be made pro rata among the Banks in accordance with the respective principal amounts of the converted or continued Advances.

     Each notice pursuant to this Section shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Advance that Borrower requests be converted or continued, (ii) whether such Advance is to be converted to or continued as a LIBOR Advance or a Variable Rate Advance, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Advance is to be converted to or continued as a LIBOR Advance, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a LIBOR Advance, Borrower shall be deemed to have selected an Interest Period of one month's duration. Administrative Agent shall advise the other Banks of any notice given pursuant to this Section and of each Bank's portion of any converted or continued Advance. If Borrower shall not have given notice in accordance with this Section to continue any LIBOR Advance into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section to convert such Advance), such Advance shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued as a Variable Rate Advance.

     3.8 PREPAYMENT.

          (a) Borrower shall have the right at any time and from time to time to prepay any Variable Rate Advance without prior notice.

          (b) Borrower shall have the right at any time and from time to time to prepay any LIBOR Advance, in whole or in part, upon written or telecopy notice (or telephone notice promptly confirmed by written or telecopy notice) to Administrative Agent three (3) Business Days in advance; PROVIDED, HOWEVER, that each partial prepayment shall be in an amount which is not less than the Minimum Amount.

          (c) Each notice of prepayment of a LIBOR Advance shall specify the prepayment date and the principal amount of each LIBOR Advance (or portion thereof) to be prepaid, shall be irrevocable and shall commit Borrower to prepay such LIBOR Advance (or portion thereof) by the amount stated therein on the date stated therein. All prepayments of LIBOR Advances under this Section shall be subject to Section 3.12 but otherwise without premium or penalty.

     3.9 PAYMENTS.

               (a) Borrower shall make each payment (including without limitation principal of or interest on any Advance or any Fees or other amounts) hereunder and under any other Loan Document no later than 11:00 a.m., Arizona time, on the date when due in Dollars to Administrative Agent at its offices at 100 West Washington, 11th Floor, Phoenix, Arizona 85003, Attention: Regional Real Estate Group, MAC S4101-110, in immediately available funds or at such other location as Administrative Agent may notify Borrower in writing at least three (3) Business Days prior to such payment. Borrower agrees that Administrative Agent may electronically debit an account designated by Borrower in a separate written agreement with Administrative Agent, for each such payment. Any payment received by Administrative Agent after 11:00 a.m., Arizona time, other than a payment made by electronic debit, shall be deemed to have been received by Administrative Agent on the next Business Day.

               (b) Whenever any payment (including without limitation principal of or interest on any Advance or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

     3.10 RESERVE REQUIREMENTS; CHANGE IN CIRCUMSTANCES.

               (a) If any Bank shall have determined that the adoption after the date hereof of any law, rule, regulation or guideline regarding capital adequacy, or any change after the date hereof in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or any Lending Office of such Bank) or any Bank's holding company with any request or directive promulgated after the date hereof regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's capital or on the capital of such Bank's holding company, if any, as a consequence of this Agreement or the

          Loan made by such Bank to a level below that which such Bank or such Bank's holding company could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies and the policies of such Bank's holding company with respect to capital adequacy and any change to the Variable Rate or the LIBOR Rate as a result of any such adoption change or compliance) by an amount deemed by such Bank in good faith to be material, then from time to time Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank or such Bank's holding company for any such reduction suffered.

               (b) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation (either by way of changes in existing laws or regulations or the adoption of new laws or regulations) or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Bank of the principal of or interest on any LIBOR Advance made by such Bank, Fees or other amounts payable hereunder (other than changes in respect of taxes imposed on the net income of such Bank), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Bank, including without limitation any reserve requirement that may be applicable to "eurocurrency liabilities" under and as defined in Regulation D, or shall impose on such Bank or the London interbank market any other condition affecting this Agreement or any LIBOR Advance made by such Bank, and the result of any of the foregoing shall be to increase the cost to such Bank of making or maintaining any LIBOR Advance or to reduce the amount of any sum received or receivable by such Bank hereunder or under the Notes (in respect of LIBOR Advance only), whether of principal, interest or otherwise, by an amount deemed by such Bank in good faith to be material, then, Borrower will pay to such Bank such additional amount or amounts as will compensate such Bank for such additional costs incurred or reduction suffered.

               (c) A certificate of a Bank, setting forth such amount or amounts as shall be necessary to compensate such Bank or its holding company as specified in paragraph (a) or (b) above, as the case may be, and setting forth in reasonable detail the manner in which such amount or amounts have been determined, shall be delivered to Borrower and shall be conclusive absent manifest error. Borrower shall pay each Bank the amount shown as due on any such certificate delivered by it within thirty (30) days after its receipt of the same.

               (d) Except as otherwise provided herein, failure on the part of any Bank to demand compensation for any increased costs or reduction in amounts received or receivable with respect to any period shall not constitute a waiver of said Bank's right to demand compensation with respect to such period or any other period. The protection of this Section shall be available to any Bank regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed, provided that if such Bank is compensated for such increased costs or reduction by any Governmental Authority or third party in the event such invalidity or inapplicability is finally determined, then such Bank shall return to Borrower the respective compensation paid by Borrower, up to the lesser of such amount as is received by such Bank or such amount as was paid by Borrower.

               (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section shall survive Termination, provided that Borrower shall have no further obligation to the Banks under this Section unless a certificate setting forth the amount of such obligation shall have been delivered by the Banks pursuant to paragraph (c) above within ninety (90) calendar days after the last event required for Termination to occur.

               (f) Each Bank or Administrative Agent on behalf of the Banks shall give notification to Borrower of any event or prospective event which will give rise to the operation of paragraphs (a), (b) or (d) of this Section, such notification to be sent within thirty (30) days of the date of the public promulgation of the effective date of any such law, rule, regulation, guidelines or change therein.

     3.11 CHANGE IN LEGALITY.

               (a) Notwithstanding any other provision herein, if after the date of this Agreement any change in any law or regulation or in the interpretation thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Bank to make or maintain any LIBOR Advance or to give effect to its obligations as contemplated hereby with respect to any LIBOR Advance, then by written notice to Borrower setting forth in reasonable detail the relevant circumstances and the effect thereof, such Bank may:

                    (i) declare that LIBOR  Advances will not thereafter be made by such Bank hereunder, whereupon any request by Borrower for a LIBOR Advance shall be deemed a request to such Bank for a Variable Rate Advance unless such declaration shall be subsequently withdrawn (but such request shall be for a LIBOR Advance as to the other Banks); and

                    (ii) require that all outstanding  LIBOR Advances made by it be converted to Variable Rate Advances, in which event all such LIBOR Advances shall be automatically converted to Variable Rate Advances as of the effective date of such notice as provided in paragraph (b) below.

In the event any Bank shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal which would otherwise have been applied to repay the LIBOR Advances that would have been made by such Bank or the converted LIBOR Advances of such Bank shall instead be applied to repay the Variable Rate Advances made by such Bank in lieu of, or resulting from the conversion of, such LIBOR Advances.

          (b) For purposes of this Section, a notice to Borrower by any Bank shall be effective as to each LIBOR Advance, if lawful, on the last day of the Interest Period currently applicable to such LIBOR Advance; in all other cases such notice shall be effective on the date of receipt by Borrower.

          (c) Each Bank shall use its best efforts to give prompt notification to Borrower of any event or prospective event which will give rise to the operation of paragraph (a) of this Section.

     3.12 REDEPLOYMENT LOSS. Borrower may prepay all or any portion of the principal amount of the Loans bearing interest at a LIBOR Rate, provided that if Borrower makes any such prepayment other than on the last day of an Interest Period (except pursuant to Section 3.14(a)(ii)), Borrower (a) with such prepayment, shall pay all accrued interest on the principal amount prepaid (unless less than all of the principal amount of the Loan is being prepaid, in which case such interest shall be due and payable on the next scheduled interest payment date), (b) with such prepayment, shall pay an administrative fee of $250.00 to each Bank, and (c) on demand, shall reimburse the Banks and hold the

Banks harmless from all losses and expenses incurred by the Banks as a result of such prepayment (the "Redeployment Loss"), including, without limitation, any losses and expenses arising from the liquidation or reemployment of deposits acquired to fund or maintain the principal amount prepaid. Such reimbursement shall be calculated as though each Bank funded the principal amount prepaid through the purchase of U.S. Dollar deposits in the London, England interbank market having a maturity corresponding to such Interest Period and bearing an interest rate equal to the LIBOR Rate for such Interest Period, whether in fact that is the case or not. Each Bank's determination of the amount of such reimbursement shall be conclusive in the absence of manifest error.

     3.13 TAXES.

          (a) All payments by Borrower under this Agreement shall be made without setoff or counterclaim and in such amounts as may be necessary in order that all such payments after deduction or withholding for or on account of any present or future taxes, levies, imposts, duties, withholdings or other charges of whatsoever nature and all liabilities with respect thereto, other than any taxes on or measured by the gross or net income of a Bank pursuant to (i) the income and/or franchise tax laws of the jurisdictions in which such Bank is incorporated or organized or in which the principal office of such Bank or the branch that is a party to this Agreement of that Bank is located, and (ii) the income and/or franchise tax laws of the jurisdictions in which the Lending Office or the Eurodollar Lending Office of that Bank are then located (all such nonexcluded taxes, levies, imposts, duties, withholdings and liabilities being hereinafter referred to as "Taxes"), shall not be less than the amounts otherwise specified to be paid by Borrower to or for the account of Administrative Agent or Bank (or any transferee or assignee (each, a "Transferee")) under this Agreement. Upon request of Borrower in writing, each Bank shall designate a different Lending Office or Eurodollar Lending Office, as the case may be, if such designation will avoid the imposition of Taxes and if such designation will not, in the sole judgment of such Bank, be otherwise disadvantageous to such Bank. With respect to each deduction or withholding for or on account of any Taxes of Administrative Agent or any Bank (or Transferee), Borrower shall promptly (and in any event not later than 45 days thereafter) furnish to such Agent or Bank (or Transferee) a receipt evidencing payment thereof.

          (b) In addition, Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Stamp Taxes"). Each Bank that is organized outside the United States represents and warrants that as of the closing date, it is not aware of any Stamp Tax imposed by the jurisdiction in which it is incorporated that applies to this Agreement or any payment made to such Bank hereunder.

          (c)  Borrower   will   indemnify   each  Bank  (or   Transferee)   and
     Administrative Agent for the full amount of Taxes and Stamp Taxes (including without limitation any Taxes or Stamp Taxes imposed by any jurisdiction on amounts payable under this Section) paid by such Bank (or Transferee) or Administrative Agent, as the case may be, and any liability (including without limitation penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Stamp Taxes were correctly or legally asserted by the relevant taxing authority or other Governmental Authority. Such indemnification shall be made within 30 days after the date any Bank (or Transferee) or Administrative Agent, as the case may be, makes written demand therefor. If a Bank, as the result of any Tax with respect to which Borrower is required to make a payment pursuant to this Section shall realize a tax credit or refund in its country or other jurisdiction of incorporation or organization or in the jurisdiction in which its principal office or Lending Office or Eurodollar Lending Office is then located, which tax credit or refund would not have been realized but for Borrower's payment of such Tax, such Bank shall pay to Borrower an amount equal to such tax credit or refund (to the extent of amounts that have been paid by Borrower under this Section with respect to such credit or refund) net of all out-of-pocket expenses of such Bank; PROVIDED that Borrower, upon the request of the Bank, agrees to return such credit or refund (plus penalties, interest or other charges) to such Bank in the event such Bank is required to repay such credit or refund to the relevant taxing authority. Any amount required to be calculated pursuant to this Section shall be calculated in good faith by the Bank (or Transferee) or Administrative Agent, and such calculation shall be conclusive and binding upon the parties hereto absent manifest error. In the event Borrower is required to make any payment pursuant to this Section to a Bank, such Bank shall promptly and in a timely manner take all such actions as may be reasonably available to it to pursue any possible tax credit or refund of such payment.

          (d) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section shall survive Termination, provided that Borrower shall have no further obligation to the Banks under this Section unless a certificate setting forth the amount of such obligation shall have been delivered by the Banks to Borrower within ninety (90) calendar days after the occurrence of the last event to occur required for the Termination to occur.

          (e) Each Bank (or Transferee) that is organized outside the United States (i) on or before the date it becomes a party to this Agreement and
     (ii) with respect to each Lending Office or Eurodollar Lending Office located outside the United States of such Bank (or Transferee), on or before the date such office or branch becomes a Lending Office or Eurodollar Lending Office, shall deliver to Borrower and Administrative Agent such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, including Internal Revenue Service Form 1001 and W-8 or any successor form or Form 4224 or any successor form, properly completed and duly executed by such Bank (or Transferee) establishing that payments received hereunder are (i) not subject to withholding under the Code because such payment is effectively connected with the conduct by such Bank (or Transferee) of a trade or business in the United States in which case such Bank or Transferee shall deliver to Borrower Internal Revenue Service Form 4224 or any successor form or (ii) totally exempt from United States Federal withholding tax under a provision of an applicable tax treaty. In addition, each such Bank (or Transferee) shall, if legally able to do so, thereafter deliver such certificates, documents or other evidence from time to time establishing that payments received hereunder are not subject to such withholding upon receipt of a written request therefor from Borrower or Administrative Agent. Unless Borrower and Administrative Agent have received forms or other documents satisfactory to them indicating that payments hereunder or under the Notes are not subject to United States Federal withholding tax, Borrower or Administrative Agent shall withhold such taxes from such payments at the applicable statutory rate.

          (f) Borrower shall not be required to pay any additional amounts to any Bank (or Transferee) or Administrative Agent in respect to United States Federal withholding tax pursuant to paragraph (a) above if the obligation to pay such additional amounts would not have arisen but for a failure by such Bank (or Transferee) or Administrative Agent to deliver the certificates, documents or other evidence specified in the preceding paragraph (e) unless such failure is attributable to (i) a change in applicable law, regulation or official interpretation thereof or (ii) an amendment or modification to or a revocation of any applicable tax treaty or a change in official position regarding the application or interpretation thereof, in each case on or after the date such Bank (or Transferee) or Administrative Agent becomes a party to this Agreement (or, if applicable, on or after the date a Lending Office or Eurodollar Lending Office of such Bank (or Transferee) or Agent became a Lending Office or Eurodollar Lending Office hereunder).

          (g) Nothing contained in this Section shall require any Bank (or Transferee) or Administrative Agent to make available any of its tax returns (or any other information relating to its taxes) which it deems to be confidential.

          (h) Each Bank or Administrative Agent on behalf of the Banks shall give notification to Borrower of any event or prospective event which will give rise to the operation of paragraphs (a), (b) or (c) of this Section, such notification to be sent within thirty (30) days of the date of the public promulgation of the effective date of any such Taxes or Stamp Taxes.

     3.14 TERMINATION OR ASSIGNMENT OF COMMITMENTS UNDER CERTAIN CIRCUMSTANCES.

          (a) If any Bank (or Transferee) or Administrative Agent claims any additional amounts payable pursuant to Section 3.10 or Section 3.13 or exercises its rights under Section 3.11, it shall (consistent with legal and regulatory restrictions) (i) promptly notify Borrower (through Administrative Agent) of the circumstances giving rise to such additional amounts or the exercise of such rights and (ii) file any certificate or document requested by Borrower or change the jurisdiction of its applicable Lending Office or take any other action if the making of such a filing or change or the taking of such action would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue or avoid the circumstances giving rise to such exercise and would not, in the sole determination of such Bank (or Transferee), be otherwise disadvantageous to such Bank (or Transferee).

          (b) In the event that any Bank shall have delivered a notice or certificate pursuant to Sections 3.10 or 3.11, or Borrower shall be required to make additional payments to any Bank under Section 3.13, Borrower shall have the right, at its option and own expense, upon notice to such Bank and Administrative Agent, (i) in the case of Sections 3.10,
     3.11 or 3.13 only, to terminate the Commitments of such Bank or (ii) in all cases described in this Section, to require such Bank to transfer and assign without recourse (in accordance with and subject to the restrictions contained herein and in the Co-Lender Agreement) all its interests, rights and obligations under this Agreement to another financial institution reasonably acceptable to Administrative Agent which shall assume such obligations; PROVIDED that (i) no such termination or assignment shall conflict with any law, rule or regulation or order of any Governmental Authority and (ii) Borrower or the assignee, as the case may be, shall pay to the affected Bank in immediately available funds on the date of such termination or assignment the principal of and interest accrued to the date of payment on the Loans made by it hereunder and all other amounts accrued for its account or owed to it hereunder, including without limitation amounts payable and owed to it pursuant to Sections 3.10, 3.11 and 3.12.

          (c) Each Bank represents and warrants to Borrower that as of the date hereof it is not aware of any claims available to it under Sections 3.10,
     3.11 or 3.13 or any circumstances which it has determined will enable it to make any such claims.

     3.15 CONVERSION DATE. Upon each anniversary date of this Agreement, the Banks may, at the request of Borrower, in the Bank's sole and absolute discretion, extend the Conversion Date for a period of twelve (12) months, upon such terms and conditions as the Banks may require, in their sole and absolute discretion, and with such changes to this Agreement or the terms and conditions herein as the Banks may require, in their sole and absolute discretion. From and after the Conversion Date, the Loan shall cease to be a revolving line of credit and the Commitment Amount shall be automatically reduced on the last day of the third Calendar Month in the Conversion Period and on the last day of each third Calendar Month thereafter, with the amount of each such reduction to be equal to one-eighth of the Commitment Amount in effect as of the day prior to commencement of the Conversion Period.

     3.16 ADVANCES DURING CONVERSION PERIOD. Borrower may continue to request Advances during the Conversion Period. Such Advances may be made by Administrative Agent to the terms and conditions of this Agreement. During the Conversion Period, Issuing Bank shall have no obligation to issue Letters of Credit and Administrative Agent shall have no obligation to approve any additional Collateral in the Borrowing Base. During the Conversion Period, Advances shall only be available with respect to Entitled Land, Lots Under Development, Finished Lots and Units in Approved Subdivisions which constitute the Borrowing Base on such date.

     3.17 MANDATORY PREPAYMENTS. If for any reason at any time the Loan Balance exceeds the Available Commitment, Borrower shall immediately upon receipt of notice from Administrative Agent, make a payment to Administrative Agent in an amount equal to the sum of (i) such excess principal, and (ii) accrued and unpaid interest thereon. Administrative Agent, in its sole discretion, may suspend the commitment to make any further Advances until Administrative Agent shall have received such payment.

     3.18 EXISTING LOAN. The Loan is intended to amend, restate and replace the Existing Loan. Upon the satisfaction of the conditions precedent set forth herein for the inclusion in the Borrowing Base of Entitled Loan, Lots Under Development, Finished Lots and Units covered by the Existing Loan, the Banks shall make Advances to the extent available hereunder in repayment of the Existing Loan. To the extent that such Advances are not sufficient to repay the Existing Loan in full, Borrower shall repay such excess from its own funds and not the proceeds of the Loan. The Existing Deeds of Trust shall be modified by the Modification of Existing Deeds of Trust to secure payment of the Loan pursuant to the terms hereof. Upon such repayment in full, the Existing Loan shall be terminated.

SECTION 4. ADVANCES

     4.1 METHOD FOR ADVANCES. Advances shall be made by Administrative Agent (upon receipt of such funds from the Banks) in minimum amounts of $500,000.00 no more frequently than daily on the same Business Day that notice is received, if received by 9:00 a.m., Arizona time, or on the next Business Day if notice is received after 9:00 a.m. on a Business Day, at the written request of a Person or Persons listed on a signature authorization form executed by Borrower and delivered to Administrative Agent from time to time, and approved by Administrative Agent. Such Person or Persons are hereby authorized by Borrower to direct the disposition of the proceeds of Advances until written notice of the revocation of such authority is received from Borrower by Administrative Agent and Administrative Agent has had a reasonable time to act upon such notice. Administrative Agent shall have no duty to monitor for Borrower or to report to Borrower the use of proceeds of Advances.

     4.2 PURPOSE OF ADVANCES. Advances shall be used first to pay interest and fees due under the Loan Documents and to pay or reimburse Borrower for costs, expenses, and fees actually incurred by Borrower in connection with the acquisition of the Project, the construction of the Improvements, the construction of Units, and other costs incurred by Borrower in the ordinary course of Borrower's business and provided that all such amounts that are currently due in the ordinary course of business have been paid, Advances may be used for general working capital purposes of Borrower.

     4.3 DETERMINATION OF AMOUNT OF ADVANCES. The Available Commitment, the Collateral Value, the Maximum Allowed Advances, and the amount of each Advance shall be determined by Administrative Agent based upon: (i) the Collateral Certificate most recently submitted by Borrower (adjusted to reflect Entitled Land, Lots Under Development, Finished Lots and Units sold, the effect of Collateral losing eligibility hereunder and limitations pursuant to Section 5),
(ii) Administrative Agent's inspections made pursuant to this Agreement (as such inspections may result in any adjustments to reflect any variance between (A) the Collateral Certificate, and (B) the results of such inspections), and (iii) such other information as Administrative Agent may reasonably require in order to verify such amounts.

SECTION 5. BORROWING BASE CALCULATIONS

     5.1 DETERMINATION OF AVAILABLE COMMITMENT. The Available Commitment shall be determined in accordance with this Section 5 and shall be the lesser of (i) the Commitment Amount as adjusted from time to time and (ii) the Collateral Value.

     5.2 DETERMINATION OF COLLATERAL VALUE. The "COLLATERAL VALUE," from time to time, is equal to the aggregate Collateral Values for Entitled Land, Lots Under Development, Finished Lots and Units included in the Borrowing Base as of the time that the Collateral Value is determined. The "Collateral Value" is a valuation of the Borrowing Base based on, in the case of Units, the stage of construction, determined on a cumulative basis for the Entitled Land, Lots Under

Development, Finished Lots and Units within each Approved Subdivision as follows:

          (a) ENTITLED LAND. With respect to Entitled Land, the Maximum Allowed Advance for such Entitled Land.

          (b)  LOTS  UNDER   DEVELOPMENT.   With   respect  to  each  Lot  Under
     Development: (i) the Maximum Allowed Advance for such Lot MINUS the Land Allocation for such Lot, with the end result multiplied by the Completion Percentage; PLUS (ii) the Land Allocation for such Lot.

          (c) FINISHED LOTS. With respect to each Finished Lot, an amount equal to the Maximum Allowed Advance with respect to such Lot.

          (d) UNITS. With respect to each Unit, (i) the Maximum Allowed Advance (taking into account any applicable Reclassification Adjustment) for the Unit MINUS the Collateral Value of the related Finished Lot, with the end result multiplied by the Completion Percentage, PLUS (i) the Collateral Value of the related Finished Lot.

     5.3 LIMITATION ON ADJUSTMENTS. Once the Collateral Value and the Maximum Allowed Advance are initially established for a particular item of Collateral, the Collateral Value and the Maximum Allowed Advance are not subject to increase (except as the result of reclassification of the Collateral and changes in the Completion Percentage), notwithstanding any subsequent Appraisal of the Borrowing Base and notwithstanding any increase in a Budget.

     5.4 MAXIMUM ALLOWED ADVANCE. In order to determine each Collateral Value, the Maximum Allowed Advance shall be:

          (a) ENTITLED LAND. With respect to Entitled Land, the Maximum Allowed Advance shall be the lesser of (i) fifty percent (50%) of the Appraised Value, or (ii) fifty percent (50%) of the Acquisition Cost.

          (b) LOTS UNDER DEVELOPMENT. With respect to Lots Under Development, the Maximum Allowed Advance shall be the lesser of (i) sixty percent (60%) of the Appraised Value, or (ii) sixty percent (60%) of the Total Cost.

          (c) FINISHED LOTS. With respect to Finished Lots, the Maximum Allowed Advance shall equal the lesser of (i) seventy percent (70%) of the Appraised Value, or (ii) seventy percent (70%) of the Total Cost.

          (d) UNITS. With respect to Units, the Maximum Allowed Advance shall be determined in accordance with the following:

               (i) With respect to each Presold Unit, the lesser of 90% of the Appraised Value for that Unit or 90% of the price at which the Unit is to be sold to a purchaser under the applicable Purchase Contract for that Unit; PROVIDED, HOWEVER, that in no event will the Maximum Allowed Advance for any Presold Unit exceed 90% of the Unit Cost for that Unit.

               (ii) With respect to each Spec Unit, 80% of the Appraised Value for that Unit; PROVIDED, HOWEVER, that in no event will the Maximum Allowed Advance for any Spec Unit exceed 80% of the Unit Cost for that Unit.

               (iii) With respect to each Model Unit, 80% of the Appraised Value for that Unit; PROVIDED, HOWEVER, that in no event will the Maximum Allowed Advance for any Model Unit exceed 80% of the Unit Cost for that Unit.

     5.5 ADJUSTMENTS AND LIMITATIONS. Notwithstanding any contrary provision of this Section 5, the following adjustments and limitations shall apply to the determination of the Collateral Value of the Borrowing Base:

          (a) MAXIMUM TERM - ENTITLED LAND. No Entitled Land may be included in Borrowing Base beyond the date that is nine (9) Calendar Months after the date upon which such Entitled Land was first classified as "Entitled Land" for purposes of determining the Borrowing Base PROVIDED, HOWEVER, such Entitled Land may thereafter be included as Collateral in the Borrowing
     Base constituting Lots Under Development upon the satisfaction of the conditions precedent set forth in this Agreement.

          (b) MAXIMUM TERM - LOTS UNDER DEVELOPMENT. No Lots Under Development may be included in the Borrowing Base beyond the date that is twelve (12) Calendar Months after the date upon which such Lots Under Development was first classified as "Lots Under Development" for purposes of determining the Borrowing Base; PROVIDED, HOWEVER, such Lots Under Development may thereafter be included as Collateral in the Borrowing Base constituting Finished Lots upon the satisfaction of the conditions precedent set forth in this Agreement.

          (c) MAXIMUM TERM - FINISHED LOTS. No Finished Lots may be included in the Borrowing Base beyond the date that is twenty-four (24) Calendar Months after the date upon which such Lots were first classified as "Finished Lots" for purposes of determining the Borrowing Base.

          (d) MAXIMUM TERM - UNITS. No Presold Unit may be included in the Borrowing Base beyond the date that is twelve (12) Calendar Months after the date upon which such Unit was first classified as a "Presold Unit" for purposes of determining the Borrowing Base. No Spec Unit may be included in the Borrowing Base beyond the date that is twelve (12) Calendar Months after the date upon which such Unit was first classified as a "Spec Unit" for purposes of determining the Borrowing Base. No Model Unit may be included in the Borrowing Base beyond the date that is twenty-four (24) Calendar Months after the date upon which such Unit was first classified as a "Unit" for purposes of determining the Borrowing Base, provided, that if such Model Unit is used for a phased, active subdivision, and the floor plan of such Model Unit continues to be offered in such Subdivision, Administrative Agent shall consider extending the period during which such Model Unit may be included in the Borrowing Base. If Presold unit or a Spec Unit is reclassified a different type of Unit, other than a Model Unit (i.e. Presold Unit to Spec Unit or vice versa), then for the purposes of determining the maximum term that such Unit may be included in the Borrowing Base such reclassification date shall be deemed to be the that such Unit is first classified as a Presold Unit or a Spec Unit, provided, that in no event shall any such Unit be included in the Borrowing Base beyond the date that is eighteen (18) Calendar Months in the aggregate after the date upon which such Unit was first classified as a "Unit" for the purposes of determining the Borrowing Base.

          (e) CONVERSION OF PRESOLD UNITS AND SPEC UNITS. If a Spec Unit is reclassified as a Presold Unit (by reason of the execution and delivery of a Purchase Contract), such Unit shall be included in the Borrowing Base as a Presold Unit and, on reclassification, such Presold Unit will be subject to a Reclassification Adjustment. If a Presold Unit is reclassified as a Spec Unit (by reason of the termination of a Purchase Contract), such Unit shall be included in the Borrowing Base as a Spec Unit and, on reclassification, such Spec Unit will be subject to a Reclassification Adjustment.

          (f) UNIT INELIGIBILITY. Units that are sold, that have been included as Collateral in the Borrowing Base for the maximum term determined in accordance with the provisions of this Section 5.5, or that are otherwise not eligible to be included in the Borrowing Base pursuant to any provision of this Agreement will no longer be included in the Borrowing Base upon sale and release in compliance with the provisions of this Agreement, upon expiration of such term, or upon such Units becoming ineligible, as the case may be. However, a Unit (but not Entitled Land, Lots Under Development or Finished Lots) that is no longer included in the Borrowing Base because of expiration of the term during which such Unit was entitled to be included in the Borrowing Base or because of its becoming ineligible pursuant to any provision of this Agreement will nevertheless remain part of the Collateral until released as permitted by this Agreement.

     5.6 OCCURRENCE OF CERTAIN EVENTS. Upon the occurrence of any of the following events, any Collateral constituting any part of the Borrowing Base may be declared by Administrative Agent to no longer be included in the Borrowing
Base:

          (a) FORECLOSURE, ETC. The filing or commencement of any foreclosure proceeding, forfeiture proceeding, notice of trustee's sale or other action by any Person to realize upon any such Collateral.

          (b) ENVIRONMENTAL MATTERS. In the event any Collateral is subject to any environmental claim or Borrower is otherwise in breach of the Environmental Agreement.

          (c) DAMAGE/DESTRUCTION. In the event any Collateral is subject to any damage or destruction (including, without limitation, fire, earthquake and flood) that Administrative Agent determines is material, unless Administrative Agent is holding, and has a first priority perfected security interest in, insurance proceeds and other sums sufficient to repair and reconstruct such Collateral.

          (d) CONDEMNATION. In the event any Collateral is subject to any material condemnation as determined by Administrative Agent.

     5.7 DETERMINATIONS. Any determination by Administrative Agent in its reasonable discretion as to whether Entitled Land, Lots Under Development, Finished Lots or Units are included in the Borrowing Base will be final, conclusive, binding and effective immediately. Entitled Land, Lots Under Development, Finished Lots or Units that are sold, that have been included in the Borrowing Base for the maximum term determined in accordance with the provisions of this Section 5.7, or that are otherwise not eligible to be included in the Borrowing Base pursuant to any provision of this Agreement will no longer be included in the Borrowing Base upon sale and release in compliance with the terms of this Agreement, upon expiration of such term, or upon otherwise becoming ineligible, as the case may be.

     5.8 FURTHER LIMITATIONS ON COLLATERAL VALUES. Any other provision of the Loan Documents to the contrary notwithstanding, in determining the Borrowing Base and Collateral Values, the following additional restrictions shall apply and such restrictions shall be computed and reflected in each Collateral Inventory Report and Borrowing Base Report:

          (a) COLLATERAL VALUE LIMIT ON AVAILABILITY FOR ALL ENTITLED LAND, LOTS UNDER DEVELOPMENT AND FINISHED LOTS. The aggregate Collateral Value with respect to all Entitled Land, Lots Under Development and Finished Lots included in the Borrowing Base shall not at any time exceed 40% of the aggregate Collateral Value of all of the Borrowing Base.

          (b) COLLATERAL VALUE LIMIT ON AVAILABILITY FOR ALL SPEC UNITS AND MODEL UNITS. The aggregate Collateral Value with respect to all Spec Units and Model Units included in the Borrowing Base shall not at any time exceed 30% of the aggregate Collateral Value of all of the Borrowing Base.

          (c) INVENTORY LIMIT FOR SPEC UNITS AND MODEL UNITS. The maximum number of Spec Units and Model Units that constitute the Borrowing Base shall not at any time exceed twenty (20) such Units per Subdivision.

          (d) INVENTORY LIMIT FOR UNSOLD FINISHED LOTS AND UNSOLD LOTS UNDER DEVELOPMENT. The maximum number of unsold Finished Lots plus unsold Lots Under Development under construction in Arizona and California shall not exceed at any time 2.5 times the number of closings in Arizona and California on a rolling four-quarter basis.

          (e) SUBDIVISION SIZE LIMITATION. The maximum number of Lots comprising a Subdivision shall not exceed 200 Lots, unless such Subdivision is to be developed in phases satisfactory to Administrative Agent. With respect to any Subdivision with more than 200 Lots, the Collateral Value of Entitled Land, Lots Under Development, Finished Lots and Units related to such Lots in excess of 200 shall not be included in the Borrowing Base.

          (f) PURCHASE MONEY DEBT LIMITATION. The Collateral Value of any Entitled Land, Lots Under Development, Finished Lots or Units securing purchase money debt (other than the Loan) shall not be included in the Borrowing Base.

          (g) COMMERCIAL ENTITLED LAND. The aggregate Collateral Value with respect to all Entitled Land constituting commercial property or intended to be used for commercial rather than residential purposes included in the Borrowing Base shall not at any time exceed $2,000,000.00.

If any of the limitations on the Borrowing Base, Maximum Allowed Advances, Collateral Value, outstanding Advances or Loan Balance set forth in this Section
5.8 or elsewhere in this Agreement are exceeded, Administrative Agent may exclude items from the Borrowing Base as selected by Administrative Agent in its sole and absolute discretion until such requirements are met. Borrower shall make a remargining payment pursuant to Section 3.17 resulting from any such adjustments by Administrative Agent.

     5.9 COLLATERAL INVENTORY REPORT, COLLATERAL CERTIFICATE, AND BORROWING BASE REPORT.

          (a) COLLATERAL  INVENTORY REPORT. On or before the dates that are four
     (4) Business Days prior to the tenth (10th) and twenty-fifth (25th) day of each Calendar Month, Borrower will prepare and submit to Administrative
     Agent a Collateral Inventory Report for all of the Collateral in substantially the form of the sample attached hereto as EXHIBIT "H", including, among other things that Administrative Agent may require from time to time, the following: (i) the total number, and a description of, Entitled Land, Lots Under Development, Presold Units, Spec Units, Model Units and Finished Lots that constitute the Borrowing Base; (ii) the name of the Approved Subdivision; (iii) the Lot number as indicated on the recorded plat of the Approved Subdivision; (iv) the Unit plan type; (v) whether the Unit is a Presold Unit, a Spec Unit, a Model Unit, or ineligible collateral; (vi) the Unit Budget; (vii) the percentage of completion up to the date of the report and the hard construction costs to complete the Lots Under Development and Units; (viii) the Appraised Value;
     (ix) the listing price of the Unit or the amount of the Purchase Contract, as applicable; (x) the applicable Eligibility Date; (xi) the Collateral Value and the Maximum Allowed Advance by Lot and Subdivision; (xii) the Acquisition Cost, Improvement Construction Cost and Total Cost; (xiii) the amount of Loan proceeds that are available for Advances against each item included in the Borrowing Base based on the terms of this Agreement; and
     (ix) a list of all Collateral that is not included in the Borrowing Base. The Collateral Inventory Report will also set forth such information concerning construction of the Units and Improvements as Administrative Agent may require, including, without limitation, the status of construction of the Units, a detailed breakdown of the costs of the various phases of construction of the Units and Improvements showing the amounts expended to date for such construction, and an itemized estimate of the amount necessary to complete construction of the Units and Improvements in their entirety. Administrative Agent shall complete its review of each Collateral Inventory Report and establish the Borrowing Base Report (subject to later adjustment if necessary) on or before the tenth (10th) and twenty- fifth (25th) day of each Calendar Month (or on the next succeeding Business Day if such date is not a Business Day).

          (b) COLLATERAL CERTIFICATE. Each Collateral Inventory Report will be accompanied by a Collateral Certificate, in the form attached hereto as EXHIBIT "E", signed by an executive officer of Borrower. Entitled Land, Lots Under Development, Units and Finished Lots may be added to the Borrowing Base only upon receipt of the Collateral Inventory Report and Collateral Certificate which include such Entitled Land, Lots Under Development, Units and Finished Lots and upon satisfaction of all other provisions of this Agreement. Each Collateral Certificate shall be in form and substance satisfactory to Administrative Agent, shall contain such certifications as Administrative Agent may reasonably require, and shall set forth the following:

               (i) The total Collateral Value for the Borrowing Base;

               (ii) The calculated amount of Collateral Value and usage for all types of Collateral in the Borrowing Base and a calculation of all applicable limitations; and

               (iii) A statement that Borrower is in compliance with the terms and conditions of the Loan Documents.

          (c) FORM OF REPORT AND CERTIFICATE. The Collateral Inventory Report and the Collateral Certificate will be in written form and on computer disk formatted to Administrative Agent specifications.

          (d) BORROWING BASE REPORT. Administrative Agent will prepare the Borrowing Base Report and determine the Borrowing Base and the Collateral Value of the Borrowing Base (and all other amounts and items relating thereto) based upon (i) the Collateral Inventory Report and Collateral Certificate most recently submitted by Borrower; (ii) Administrative Agent's inspections made pursuant to this Agreement (as such inspections may result in any adjustments to reflect any variance between the Borrowing Base Report and/or the Collateral Inventory Report and the results of such inspections by Administrative Agent); and (iii) such other information as Administrative Agent may reasonably require in order to verify the Borrowing Base, the Collateral Value of the Borrowing Base, and all other amounts and items relating thereto. The Borrowing Base Report will also take into account the sale of Units and all other adjustments and limitations permitted or required by this Agreement. Each determination by Administrative Agent, in its reasonable judgment, of the Borrowing Base and the Collateral Value of the Borrowing Base, and each determination by Administrative Agent, in its reasonable judgment, as to the amount of any Advance to which Borrower is entitled, based on the information in the Borrowing Base Report (and all other amounts and items entering into such determinations), will be final, conclusive and binding upon Borrower. Provided, that Borrower submits the Collateral Inventory Reports as required pursuant to Section 5.9(a) above, Administrative Agent shall establish the Borrowing Base Report and determine the Collateral Value of the Borrowing Base (subject to later adjustment if necessary) on or before the tenth (10th) and twenty-fifth (25th) day of each Calendar Month (or on the next succeeding Business Day if such date is not a Business Day).

SECTION 6. LETTERS OF CREDIT

     6.1 ISSUANCE OF LETTERS OF CREDIT.

          (a) Subject to the terms and conditions of this Agreement, (i) the Issuing Bank agrees from time to time before the Conversion Date to issue Letters of Credit for the account of Borrower; and (ii) the Banks severally agree to participate in Letters of Credit issued for the account of Borrower, subject to the prior approval by each Bank of the provisions of each Letter of Credit. Each reference in this Agreement to the "issue" or "issuance" or other forms of such words in relation to Letters of Credit shall be deemed to include any extension or renewal of a Letter of Credit.

          (b) Each Letter of Credit shall (i) by its terms be issued in a Stated Amount; (ii) have a Stated Expiry Date no later than the Termination Date;
     (iii) expire or be terminated by the beneficiary thereunder on or before its Stated Expiry Date; (iv) not exceed the Available Commitment; (v) shall not cause the Loan Balance to exceed the Available Commitment; and (v) not cause the Outstanding LC Balance after the issuance of said Letter of Credit to exceed $20,000,000.00.

          (c) In addition to the conditions otherwise specified in this Section, the obligation of the Issuing Bank to issue a Letter of Credit shall be subject to the further condition precedent that the following statements shall be correct, and each application for such Letter of Credit and the issuance of such Letter of Credit shall constitute a representation and warranty by Borrower that on the date of the issuance of such Letter of Credit such statements are correct:

               (i) The representations and warranties in Section 17 are correct on and as of the date of the issuance of such Letter of Credit, before and after giving effect to such issuance, as though made on and as of such date;

               (ii) No Event of Default has occurred and is continuing; and

               (iii) The conditions in Section 3.1 are satisfied as of the date of issuance of the Letter of Credit, before and after giving effect to such issuance.

     6.2 ISSUANCE PROCEDURE FOR LETTERS OF CREDIT. By delivery to the Issuing Bank of an Issuance Request on or before 9:00 a.m. (Phoenix, Arizona time) five
(5) Business Days prior to the requested Issuance Date, and the execution of such applications and agreements as the Issuing Bank may reasonably request, Borrower may request the issuance of a Letter of Credit in such form as Borrower may reasonably request. Each Issuance Request shall include the form of the Letter of Credit, the amount and other terms thereof. Subject to the terms and conditions of this Agreement, the Issuing Bank will issue such Letter of Credit on the Issuance Date specified in the Issuance Request submitted in connection therewith. The Issuing Bank and Borrower agree that all Letters of Credit issued pursuant to the terms of this Section shall be subject to the terms and conditions and entitled to the benefits of this Agreement and the other Loan Documents.

     6.3 LETTER OF CREDIT FEES AND COSTS.

          (a) Borrower agrees to pay to Administrative Agent, for distribution to the Banks pursuant to the Co-Lender Agreement, a non-refundable fee (the "Letter of Credit Fee") equal to one percent (1%) per annum on the Stated Amount of each Letter of Credit, computed on a daily basis, from and including the Issuance Date of such Letter of Credit to the Stated Expiry Date (the "Outstanding Period"). The Letter of Credit Fee shall be payable in advance upon the issuance of a Letter of Credit. Upon an Event of Default, the Letter of Credit Fee shall be equal to three hundred basis points (3.0%) above the Letter of Credit Fee.

          (b) Borrower further agrees to pay to the Issuing Bank for its account a charge for all reasonable administrative expenses of the Issuing Bank in connection with the issuance, amendment or modification (if any) and administration of the Letter of Credit upon demand from time to time.

     6.4 DISBURSEMENTS. The Issuing Bank will notify Borrower of the presentment for payment of a Letter of Credit by any beneficiary thereto, together with notice of the date (the "Disbursement Date") such payment shall be made. Subject to the terms and provisions of the Letter of Credit, the Issuing Bank shall make such payment (a "Disbursement") to the beneficiary of the Letter of Credit. Each such Disbursement shall be deemed to be an Advance hereunder.

     6.5 REIMBURSEMENT OBLIGATIONS OF BORROWER. Borrower's obligation to reimburse the Banks with respect to each Disbursement (including interest thereon) in respect of any Letter of Credit shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which Borrower may have or have had against the Banks, the Issuing Bank, Administrative Agent or the beneficiary thereof, including any defense based upon the occurrence of any Event of Default, any draft, demand or certificate or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient, the failure of any Disbursement to conform to the terms of the Letter of Credit (if, in Issuing Bank's good faith opinion, such Disbursement is determined to be appropriate) or any non-application or misapplication by the beneficiary of the proceeds of such Disbursement, or the legality, validity, form, regularity or enforceability of the Letter of Credit; PROVIDED, HOWEVER, that nothing herein shall adversely affect the right of Borrower to commence any proceeding against Issuing Bank for any wrongful Disbursement made by Issuing Bank under the Letter of Credit as a result of acts or omissions constituting gross negligence or wilful misconduct on the part of Issuing Bank.

     6.6 NATURE OF REIMBURSEMENT OBLIGATIONS. Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. Neither the Banks nor the Issuing Bank (except to the extent of its own gross negligence or wilful misconduct) shall be responsible for:

          (a) The form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit or any document submitted by any party in connection with the issuance of any Letter of Credit, even if such document should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

          (b) The form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit;

          (c) Failure of any beneficiary of any Letter of Credit to comply fully with conditions required in order to demand payment under a Letter of Credit;

          (d) Errors, omissions, interruption or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; or

          (e) Any loss or delay in the transmission or otherwise of any document or draft required by or from a beneficiary of a Letter of Credit in order to make a Disbursement under a Letter of Credit or of the proceeds thereof.

None of the foregoing shall affect, impair or prevent the vesting of any of the rights or powers granted the Banks or the Issuing Bank hereunder. In furtherance and extension, and not in limitation or derogation of any of the foregoing, any action taken or omitted to be taken by the Banks or the Issuing Bank in good faith shall be binding upon Borrower and shall not put the Banks or the Issuing Bank under any resulting liability to Borrower.

     6.7 BANKS OBLIGATION. Nothing herein shall be deemed to relieve any Bank from its obligations to fulfill its Pro Rata Share of the Available Commitment hereunder or to prejudice any right which Administrative Agent or Borrower may have against any Bank as a result of any default by such Bank hereunder.

     6.8 CERTAIN REQUIREMENTS AS TO LETTERS OF CREDIT. The Issuing Bank is under no obligation to Issue any Letter of Credit if:

          (a) Any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from Issuing such Letter of Credit, or any requirement of law applicable to the Issuing Bank or any request or directive (with which it is customary for banks in the relevant jurisdiction to comply whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve, or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the closing date hereof, or shall impose upon the Issuing Bank any unreimbursed loss, cost, or expense which was not applicable on the closing date and which the Issuing Bank in good faith deems material to it;

          (b) The Issuing Bank has received written notice from any Bank, Administrative Agent or Borrower, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained herein is not then satisfied;

          (c) The Stated Expiry Date of any requested Letter of Credit is not in accord with the requirements of Section 6.1(b), unless all of the Banks have approved such Stated Expiry Date;

          (d) Any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuing Bank, or the Issuance of a Letter of Credit shall violate any applicable policies of the Issuing Bank; or

          (e) Such Letter of Credit is to be used for a purpose other than as provided herein or denominated in a currency other than Dollars.

     6.9 RISK PARTICIPATIONS, DRAWINGS, AND REIMBURSEMENTS.

          (a) Immediately upon the Issuance of each Letter of Credit, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Pro Rata Share of such Bank, times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of any drawing, respectively. For purposes of the Commitment, each Issuance of a Letter of Credit shall be deemed to utilize each Bank's Pro Rata Share of the Commitment by an amount equal to the amount of such participation.

          (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify Borrower. The Issuing Bank shall honor any Disbursement request under any Letter of Credit only if (i) such request is delivered to the Issuing Bank by the beneficiary of such Letter of Credit, and (ii) such request is accompanied by the original documents, if any, required by the

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     Letter of Credit for any Disbursement. Except as otherwise provided herein,
     Borrower shall reimburse the Issuing Bank prior to 11:00 a.m. (Phoenix, Arizona local time) on the day after any amount is paid by the Issuing Bank under any Letter of Credit (each such date, an "Honor Date"), in an amount equal to the amount so paid by the Issuing Bank. In the event Borrower is required but fails to reimburse the Issuing Bank for the full amount of any drawing under any Letter of Credit by 11:00 a.m. (Phoenix, Arizona local time) on the day after the Honor Date, the Issuing Bank will promptly notify Administrative Agent and Administrative Agent will promptly notify each Bank thereof. Any notice given by the Issuing Bank or Administrative Agent pursuant to this Section may be oral if immediately confirmed in writing (including by facsimile); provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

          (c) Each Bank shall upon any notice pursuant to this Section make available to Administrative Agent for the account of the Issuing Bank an amount in Dollars and in immediately available funds equal to its Pro Rata Share of the amount of the drawing, whereupon the Banks shall (subject to paragraph (d)) each be deemed to have made a Variable Rate Advance to Borrower in that amount.

          (d) With respect to any unreimbursed drawing, Borrower shall be deemed to have incurred from the Issuing Bank a Variable Rate Advance in the amount of such drawing.

     6.10 ROLE OF THE ISSUING BANK. Each Bank and Borrower agree that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

     6.11 CASH COLLATERAL UPON EVENT OF DEFAULT. Without limitation upon any of the Banks' other rights or remedies under this Agreement or the other Loan Documents, upon demand by Administrative Agent following the occurrence of an Event of Default, Borrower shall immediately deposit an amount equal to any amounts then available to be drawn under the Letters of Credit in a special interest bearing account with Administrative Agent to be held by Administrative Agent, for the benefit of the Banks, as collateral security for the obligations described in this Agreement. To the extent that Borrower fails to deliver such amount, Borrower agrees that such amount shall be includable for all purposes in the amounts owing under this Agreement. Without limitation upon the generality of the foregoing, Borrower agrees that such amounts may be included in credit bids upon foreclosure of the liens of any or all of the Loan Documents. Such account shall be pledged, pursuant to a pledge agreement in form and content satisfactory to Administrative Agent, to Administrative Agent, for the benefit of the Banks, as long as the Letter(s) of Credit are outstanding or any obligation of Borrower under the Loan Documents remains outstanding, and shall permit withdrawals only with the signature of Administrative Agent. Borrower hereby agrees to execute all documents required by Administrative Agent in connection with any such deposit in order to create, confirm, perfect, or permit Administrative Agent to realize upon its security interests therein, and hereby irrevocably grants to Administrative Agent a power of attorney, coupled with an interest, to execute all such documents.

SECTION 7. RELEASES

     7.1 RELEASE OF COLLATERAL REQUEST OF BORROWER. Borrower may request releases of Entitled Land, Lots Under Development, Finished Lots and Units from the lien and encumbrance of the Deed of Trust from time to time; PROVIDED, HOWEVER, Administrative Agent shall be under no obligation to release any Entitled Land, Lots Under Development, Finished Lot or Unit unless each of the following conditions precedent is satisfied:

          (a) With respect to each parcel of Entitled Land, Lots Under Development and Finished Lot (i) Borrower shall have paid to Administrative Agent an amount equal to the applicable Collateral Value, (ii) no Event of Default or Unmatured Event of Default has occurred and is continuing (other than an Event of Default under Paragraphs 8.1(b)(c) or (d) of The Deeds of Trust), and (iii) both before and after giving effect to such release and any payments to be made pursuant to this sentence, the Loan Balance does not exceed the Available Commitment and Borrower has made any payments then required pursuant to Section 3.17 hereof;

          (b) With respect to each Unit (i) Borrower shall have paid to Administrative Agent an amount equal to the greater of (A) the applicable Collateral Value, or (B) the Net Sales Proceeds, (ii) unless such release is in connection with a sale to an unrelated third party purchaser, no Event of Default or Unmatured Event of Default has occurred and is continuing (other than an Event of Default under Paragraphs 8.1(b)(c) or (d) of The Deeds of Trust), and (iii) both before and after giving effect to such release and any payments to be made pursuant to this sentence, the Loan Balance does not exceed the Available Commitment and Borrower has made any payments then required pursuant to Section 3.17 hereof;

          (c) If requested by Administrative Agent in connection with the release of less than all of parcel of property that is not subject to a plat, Administrative Agent shall have received such endorsements to the Title Policy as Administrative Agent may require insuring the continuing lien of the Deed of Trust as to the remaining real property encumbered by the Deed of Trust and any easements required by Administrative Agent;

          (d) All costs and  expenses of  Administrative  Agent  relating to all
     releases  shall  be  paid  by  Borrower,   including  but  not  limited  to
     reconveyance fees, title fees, recording fees and legal expenses; and

          (e) No release shall impair or adversely affect Administrative Agent's security in any real property remaining subject to the Deed of Trust or any term or provision of the Deed of Trust as it pertains to any real property remaining subject to the Deed of Trust.

Any amounts payable to Administrative Agent under subparagraphs (a) and (b) above shall be applied to the outstanding principal balance of all Advances (first to Variable Rate Advances unless otherwise requested by Borrower). Borrower shall take all action necessary to ensure that all Net Sales Proceeds from the sale of a Unit are paid by the Title Company directly to Administrative Agent, rather than to Borrower. All such proceeds shall be deposited into an account in the name of Borrower, maintained with Administrative Agent and under the sole dominion and control of Administrative Agent (the "Bank Control Account"). Administrative Agent shall use its best efforts to apply amounts payable to Administrative Agent under subparagraphs (a) and (b) above to the outstanding principal balance of all Advances on the same Business Day received (but in any event on the next Business Day). All funds at any time in the Bank Control Account are hereby assigned to Administrative Agent as additional security for the Loan and all other indebtedness of Borrower arising hereunder.

     7.2 OTHER RELEASES. Subject to the satisfaction of the conditions contained in Sections 7.1(c), (d) and (e) above, Administrative Agent shall release the lien and encumbrance of the Deed of Trust from any property that is conveyed to a homeowners' association or any property that is dedicated to governmental entities if such conveyance is made without any compensation.

SECTION 8. FEES

     As additional consideration for the Commitment, Borrower agrees to pay to Administrative Agent for distribution to Administrative Agent and the Banks in accordance with the Co-Lender Agreement the following fees, from Borrower's own funds (unless otherwise indicated), which shall be earned on the date due under the Loan Documents and shall be non-refundable to Borrower:

     8.1 FACILITY FEE. A fee for the Commitment (the "Facility Fee") at the rate of one- quarter of one percent (.25%) per annum of the maximum Commitment Amount (i.e., $70,000,000.00) shall be due and payable quarterly in advance on each January 1, April 1, July 1 and October 1, provided that the initial Facility Fee shall be payable on the date of this Agreement and shall be prorated for the period commencing on the date of this Agreement and ending on December 31, 1999 at the per annum rate set forth above.

     8.2 AGENCY FEE. The Agency Fee in accordance with terms and conditions set forth in a side letter between Borrower and Administrative Agent.

     8.3 LETTER OF CREDIT FEE. See Section 6.3 hereof.

     8.4 ATTORNEYS' COSTS, EXPENSES, AND FEES. Attorneys' costs, expenses, and fees for Administrative Agent's counsel and the Banks' counsel as provided in the Loan Documents, payable on or before the date hereof and during the term of the Commitment, from time to time upon the presentation by Administrative Agent of statements therefor.

     8.5 APPRAISAL FEES, TITLE INSURANCE PREMIUM, AND OTHER COSTS, EXPENSES, AND FEES. Appraisal fees, appraisal review fees, title insurance premiums, and other costs, expenses, and fees that Borrower is obligated to pay pursuant to the Loan Documents, in the amounts specified by Administrative Agent, payable on or before the date hereof, and monthly thereafter during the term of the Commitment.

SECTION 9. SECURITY

     9.1 SECURITY. Borrower shall cause the Loan and Borrower's obligations under this Agreement to be secured in form and substance satisfactory to Administrative Agent by the following:

          (a) One or more Deeds of Trust constituting:

               (i) A first and prior lien on the Project, subject only to such matters as specifically approved by Administrative Agent therein;

               (ii) A valid and effectual assignment of rents and leases covering the Project;

               (iii) A valid and effectual security agreement granting Administrative Agent a first and prior security interest in all of the property described below in, to, or under which Borrower now has or hereafter acquires any right, title or interest, whether present, future, or contingent: all equipment, inventory, accounts, general intangibles, instruments, documents, and chattel paper, as those terms are defined in the Uniform Commercial Code, and all other personal property of any kind (including without limitation money and rights to the payment of money), whether now existing or hereafter created, that are now or at any time hereafter (i) in the possession or control of Administrative Agent in any capacity; (ii) erected upon, attached to, or appurtenant to, the Project; (iii) located or used on the Project or identified for use on the Project (whether stored on the Project or elsewhere); or (iv) used exclusively in connection with, arising exclusively from, related exclusively to, or associated exclusively with the Project or any of the personal property described herein, the construction of any improvements on the Project, the ownership, development, maintenance, leasing, management, or operation of the Project, the use or enjoyment of the Project, or the operation of any business conducted on the Project; together with all products and proceeds of all of the foregoing, in any form;

together with any UCC financing statements for filing and/or recording and any other items required by Administrative Agent to fully perfect the liens and security interests of Administrative Agent.

SECTION 10. CONDITIONS PRECEDENT FOR EFFECTIVENESS OF AGREEMENT

     The obligation of the Banks to make the Loan and each and every Advance and the obligation of the Issuing Bank to issue Letters of Credit are subject to the following express conditions precedent, all of which, unless otherwise provided below, shall have been satisfied, in each case as determined by Administrative Agent in its sole and absolute discretion, prior to the effectiveness of this
Agreement:

     10.1 DOCUMENTS. Borrower shall have executed (or obtained the execution or issuing of) and delivered to Administrative Agent the following documents, all in form satisfactory to Administrative Agent:

          (a) The Note;

          (b) The Guarantee;

          (c) An Environmental Indemnity Agreement covering all Subdivisions now or hereafter constituting Collateral hereunder.

          (d) If Borrower or any partner or member in Borrower or any Guarantor is other than a natural person: (i) a copy of the organizational documents for that entity; (ii) evidence of proper formation and good standing of that entity in the state of its organization; (iii) evidence of the qualification or registration of that entity in the states in which such entity is doing business, if such states are not the state of its organization; and (iv) proper resolutions, authorizations, certificates and such other documents as Administrative Agent may require, relating to the existence and good standing of that entity and the authority of any person executing documents on behalf of that entity. No change shall be made to any organizational documents previously submitted to Administrative Agent without Administrative Agent's prior written approval, which approval shall not be unreasonably withheld.

     10.2  CO-LENDER  AGREEMENT.   The  Banks,   Administrative  Agent  and  the
Documentation and Syndication Agent shall have entered into the Co-Lender Agreement.

     10.3 INSURANCE POLICIES. Lender shall have received certificates evidencing the policies of insurance required under the Loan Documents.

     10.4 PAYMENT OF COSTS, EXPENSES, AND FEES. All costs, expenses, and fees to be paid by Borrower under the Loan Documents on or before the effectiveness of this Agreement, the effectiveness of the Commitment, the making of any Advance or the Issuance of any Letter of Credit have been paid in full.

     10.5  LEGAL  OPINION.   Borrower,  at  its  expense,  shall  have  provided
Administrative Agent with a written opinion by counsel in form and substance reasonably acceptable to Administrative Agent.

     10.6 REPRESENTATIONS TRUE. All representations and warranties by Borrower shall remain true and correct and all agreements that Borrower is to have performed or complied with by the date hereof shall have been performed or complied with.

     10.7 NO DEFAULTS. No Event of Default or Unmatured Event of Default exists.

SECTION 11. CONDITIONS PRECEDENT TO APPROVAL OF SUBDIVISIONS

     Borrower may, from time to time, request Administrative Agent to approve Subdivisions. Approvals of each Subdivision shall be granted by Administrative Agent in its reasonable discretion, provided, that such Subdivision satisfies at all times the conditions precedent set forth in this Section 11. In any event, only Subdivisions located in the metropolitan areas of Phoenix, Tucson, Sacramento and San Francisco, and other Northern California metropolitan areas shall be approved pursuant to this Agreement. When requesting consideration of a new Subdivision, Borrower shall deliver to Administrative Agent such documentation as Administrative Agent may require, and each of the following conditions precedent shall have been satisfied, as determined by Administrative Agent in its reasonable discretion:

     11.1 PLAT OR SURVEY. Borrower shall have delivered to Administrative Agent and Administrative Agent shall have approved either (a) one or more recorded plats, one of which covers the entire Subdivision; each plat must contain a legal description of the land covered by the plat, must describe and show all boundaries of and lot lines within such land, all streets and other dedications, and all easements affecting such land, and must satisfy such additional requirements as Administrative Agent may, reasonably prescribe; or (b) one or more current surveys and a tentative plat map approved by the applicable Governmental Authority. Each survey must be certified by, and stamped with the professional seal of, a surveyor or civil engineer satisfactory to Administrative Agent and licensed in the State in which the Subdivision is located. Each survey must satisfy the then current requirements for an ALTA or similar survey and such additional requirements as Administrative Agent may prescribe in its sole discretion. Each tentative plat map must satisfy the requirements of a plat as set forth in Section 11(a).

     11.2 PRELIMINARY TITLE REPORT. Borrower shall have provided to Administrative Agent, and Administrative Agent shall have approved, in its sole and absolute discretion, one or more preliminary title reports covering the Subdivision, together with a copy of each Schedule B item.

     11.3 DEED OF TRUST/MODIFICATION TO DEED OF TRUST. Borrower shall have executed, delivered, acknowledged, and recorded a Deed of Trust (or a modification to existing Deed of Trust) covering, if possible, the entire Subdivision (together with any financing statements required by Administrative Agent). To the extent possible, Borrower shall ensure that all Entitled Land, Lots Under Development, Finished Lots and Units located in a single Subdivision are covered by a single Deed of Trust.

     11.4 ENVIRONMENTAL QUESTIONNAIRE. The form of environmental questionnaire requested by Administrative Agent, fully completed and duly executed by Borrower. The answers to the questions in the questionnaire must be satisfactory to Administrative Agent in its sole and absolute discretion.

     11.5 ENVIRONMENTAL ASSESSMENT. A report of an environmental assessment of the Entitled Land, Lots Under Development, Finished Lots or Units dated or updated (unless in connection with a project encumbered by the Existing Deeds of Trust) within the previous twelve (12) month period, addressed to Administrative Agent by an environmental engineer acceptable to Administrative Agent containing such information, results, and certifications as Administrative Agent may require, in its sole and absolute discretion. Depending upon the results of the environmental assessment, Borrower shall also provide such follow up testing, reports, and other actions as may be required by Administrative Agent in its sole and absolute discretion. The contents of the environmental assessment report and any follow up must be satisfactory to Administrative Agent in its sole and absolute discretion. All environmental reports shall be the sole property of Administrative Agent.

     11.6 TITLE INSURANCE. Borrower shall have provided to Administrative Agent and Administrative Agent shall have approved an American Land Title Association or similar loan policy or policies of title insurance or an endorsement to an existing title policy or policies or an irrevocable and unconditional commitment to issue such policy or policies or endorsement issued by the Title Company at Administrative Agent's request insuring the Deed of Trust encumbering each such Subdivision. Each such policy shall have a liability limit of not less than the Commitment Amount (or such lesser amount approved by Administrative Agent in its sole and absolute discretion) and shall provide coverage and otherwise be in form and substance satisfactory to Administrative Agent (including without limitation mechanic's lien coverage, comprehensive coverage, and revolving credit coverage) insuring Administrative Agent's interest under the applicable Deed of Trust as a valid first lien on the fee interest in the property encumbered by the Deed of Trust. Such policy shall be accompanied by such reinsurance and co-insurance agreements and endorsements as Administrative Agent may require in its sole and absolute discretion. Such policy must contain only such exceptions as are satisfactory to Administrative Agent in its sole and absolute discretion and must have attached such endorsements as Administrative Agent may require in its sole and absolute discretion.

     11.7 FLOOD ZONE. Evidence as to whether (i) the Subdivision is located in an area designated by the United States Department of Housing and Urban Development as having special flood or mudslide hazards, and (ii) the community in which the Subdivision is located is participating in the National Flood Insurance Program.

     11.8 SOILS TESTS. A soils test report addressed to Administrative Agent prepared by a licensed soils engineer acceptable to Administrative Agent showing the locations of, and containing boring logs for, all bores, together with recommendations for the design of the foundations of the Units.

     11.9 INSURANCE POLICIES. Borrower shall have provided to Administrative Agent the certificates of insurance required under the Loan Documents.

     11.10 ASSESSMENTS, CHARGES, AND TAXES. For taxes and assessments on the Project that Administrative Agent has approved in writing in its sole and absolute discretion for payment in installments pursuant to the Deed of Trust, evidence that such installments are current. For all other taxes and assessments and all utility and services charges, evidence that they have been paid in full.

     11.11 CONTRACTS. If required by Administrative Agent, Borrower shall have delivered to Administrative Agent all executed contracts relating to design and construction of the Improvements and Units between Borrower and any other Person (including, without limitation, each architect and each contractor or subcontractor for labor, material, or services). The contract price in each contract shall be within the budgeted amount in the applicable Budget.

     11.12 PROJECTIONS. Borrower shall have delivered to Administrative Agent a project proforma with respect to such Subdivision, including projected budgets, sales and pricing in substantially the form of the sample attached hereto as EXHIBIT "J".

     11.13 PAYMENT OF COSTS, EXPENSES, AND FEES. All costs, expenses, and fees to be paid by Borrower under the Loan Documents on or before the effectiveness of this Agreement, the effectiveness of the Commitment, or the request for Subdivision approval, including, without limitation recording, documentary stamp tax and intangible taxes, shall have been paid in full.

     11.14 OTHER ACTIONS BY BORROWER. Borrower shall have performed such other actions as Administrative Agent may reasonably require.

     11.15 REPRESENTATIONS TRUE. All representations and warranties by Borrower shall remain true and correct and all agreements that Borrower is to have performed or complied with by the date hereof shall have been performed or complied with.

     11.16 NO DEFAULTS. No Event of Default or Unmatured Event of Default exists.

SECTION 12. CONDITIONS PRECEDENT TO APPROVAL OF ENTITLED LAND

     Borrower may, from time to time, request Administrative Agent to approve Entitled Land for inclusion in the Borrowing Base. Approvals of Entitled Land for inclusion in the Borrowing Base shall be granted by Administrative Agent in its reasonable discretion, provided, that as such Collateral satisfies the applicable requirements of this Agreement. Entitled Land shall be considered for inclusion in the Borrowing Base no more frequently than twice per Calendar Month. In addition to the conditions precedent for Advances herein, Borrower may include and maintain Entitled Land in the Borrowing Base only if the following conditions precedent are satisfied at all times that such Entitled Land is included in the Borrowing Base, in each case as determined by Administrative Agent in its reasonable discretion:

     12.1 APPROVED SUBDIVISION. The Entitled Land shall be located in an Approved Subdivision and Borrower shall have satisfied at all times the conditions set forth in Section 11 with respect to such Entitled Land.

     12.2 FEE TITLE. Fee title to the Entitled Land shall have been acquired by Borrower and Administrative Agent shall have received evidence of such acquisition satisfactory to Administrative Agent in its sole and absolute discretion.

     12.3 DOCUMENTS. Administrative Agent has received the following agreements, documents, and instruments, each duly executed by the parties thereto and in form and substance satisfactory to Administrative Agent in its sole and absolute discretion:

          (a) APPRAISAL. An Appraisal of the Entitled Land, with the date of valuation (unless in connection with a Project previously encumbered by the

     Existing Deeds of Trust) within 120 days of the date of the request to include the Entitled Land in the Borrowing Base. The Appraisal shall have been approved by Administrative Agent in its sole and absolute discretion.

          (b) OTHER ITEMS. Such other agreements, documents, and instruments as Administrative Agent may reasonably require (including, without limitation, if required by Administrative Agent, a copy of the zoning for the Entitled Land, all related stipulations, and the zoning ordinances; a copy of all conditions, covenants, and restrictions related to the Entitled Land; a copy of any public reports or disclosures required under applicable state or federal law once prepared by Borrower and approved by the applicable Governmental Authority; evidence satisfactory to Administrative Agent that such Entitled Land satisfy the definition of Entitled Land set forth herein).

     12.4 PAYMENT OF COSTS, EXPENSES, AND FEES. All costs, expenses, and fees to be paid by Borrower under the Loan Documents on or before the effectiveness of this Agreement, the effectiveness of the Commitment, or the request for approval of the Entitled Land, including, without limitation recording, documentary stamp tax and intangible taxes, shall have been paid in full.

     12.5 OTHER ACTIONS BY BORROWER.  Borrower  shall have  performed such other
actions  and  delivered  such  other  documents  as  Administrative   Agent  may
reasonably require.

     12.6 REPRESENTATIONS TRUE. All representations and warranties by Borrower shall remain true and correct and all agreements that Borrower is to have performed or complied with by the date hereof shall have been performed or complied with.

     12.7 NO DEFAULTS. No Event of Default or Unmatured Event of Default exists.

     12.8 LIMITATIONS. After giving effect to the addition of such Entitled Land in the Borrowing Base, the limitations and restrictions on the Borrowing Base in
Section 5 are not violated.

SECTION 13. CONDITIONS PRECEDENT TO APPROVAL OF LOTS UNDER
                    DEVELOPMENT

     Borrower may, from time to time, request Administrative Agent to approve Lots Under Development for inclusion in the Borrowing Base. Approvals of Lots Under Development for inclusion in the Borrowing Base shall be granted by Administrative Agent in its reasonable discretion, provided, that such Collateral satisfies the applicable requirements of this Agreement. Lots Under Development shall be considered for inclusion in the Borrowing Base no more frequently than twice per Calendar Month. In addition to the conditions precedent for Advances herein, Borrower may include and maintain Lots Under Development in the Borrowing Base only if the following conditions precedent are satisfied at all times that such Lots Under Development are included in the Borrowing Base, in each case as determined by Administrative Agent in its reasonable discretion:


     13.1 APPROVED SUBDIVISION. The Lots Under Development shall be located in an Approved Subdivision and Borrower shall have satisfied at all times the conditions set forth in Sections 11 and 12 with respect to such Lots Under Development.

     13.2 FEE TITLE. Fee title to the Lots Under Development shall have been acquired by Borrower and Administrative Agent shall have received evidence of such acquisition satisfactory to Administrative Agent in its sole and absolute discretion.

     13.3 DOCUMENTS. Administrative Agent has received the following agreements, documents, and instruments, each duly executed by the parties thereto and in form and substance satisfactory to Administrative Agent in its sole and absolute discretion:

a) APPRAISAL.  An Appraisal of the Lots Under  Development,  with the date of valuation (unless in connection with a Project previously encumbered by the Existing Deeds of Trust) within 120 days of the date of the request to include the Lots Under Development in the Borrowing Base. The Appraisal shall have been approved by Administrative Agent in its sole and absolute discretion.

          (b) BUDGET. A Budget for the respective Improvements, together with the cost of the applicable Lots Under Development as determined in accordance with GAAP.

          (c) PLANS AND SPECIFICATIONS. Plans and Specifications for the respective Improvements.

          (d) CONSTRUCTION. At the request of Administrative Agent, evidence that construction of the Improvements will commence within thirty (30) days or has commenced or been completed on the Lots Under Development.

          (e) OTHER ITEMS. Such other agreements, documents, and instruments as Administrative Agent may reasonably require (including, without limitation, if required by Administrative Agent, a copy of the zoning for the Lots Under Development, all related stipulations, and the zoning ordinances; a copy of all conditions, covenants, and restrictions related to the Lots Under Development; a copy of any public reports or disclosures required under applicable state or federal law; a copy of the architectural committee approval and any other approvals required under the conditions, covenants, and restrictions).

     13.4 PAYMENT OF COSTS, EXPENSES, AND FEES. All costs, expenses, and fees to be paid by Borrower under the Loan Documents on or before the effectiveness of this Agreement, the effectiveness of the Commitment, or the request for approval of the Lots Under Development, including, without limitation recording, documentary stamp tax and intangible taxes, shall have been paid in full.

     13.5 OTHER ACTIONS BY BORROWER.  Borrower  shall have  performed such other
actions  and  delivered  such  other  documents  as  Administrative   Agent  may
reasonably require.

     13.6 REPRESENTATIONS TRUE. All representations and warranties by Borrower shall remain true and correct and all agreements that Borrower is to have performed or complied with by the date hereof shall have been performed or complied with.

     13.7 NO DEFAULTS. No Event of Default or Unmatured Event of Default exists.

     13.8 LIMITATIONS. After giving effect to the addition of such Lots Under Development in the Borrowing Base, the limitations and restrictions on the Borrowing Base in Section 5 are not violated.

SECTION 14. ADDITIONAL CONDITIONS PRECEDENT TO THE INCLUSION OF
     EACH FINISHED LOT IN THE BORROWING BASE

     Borrower may, from time to time, request Administrative Agent to approve Finished Lots for inclusion in the Borrowing Base. Approvals of each Finished Lot for inclusion in the Borrowing Base shall be granted by Administrative Agent in its reasonable discretion, provided, that such Finished Lot satisfies the applicable requirements of this Agreement. Finished Lots shall be considered for inclusion no more frequently than twice per Calendar Month. In addition to the conditions precedent for Advances herein, Borrower may include and maintain each Finished Lot in the Borrowing Base only if the following conditions precedent are satisfied at all times that such Finished Lot is included in the Borrowing Base, in each case as determined by Administrative Agent in its reasonable discretion:

     14.1 APPROVED SUBDIVISION. The Finished Lot shall be located in an Approved Subdivision and Borrower shall have satisfied at all times the conditions set forth in Sections 11, 12 and 13 with respect to such Lot.

     14.2 FEE TITLE. Fee title to the applicable Finished Lot shall have been acquired by Borrower and Administrative Agent shall have received evidence of such acquisition satisfactory to Administrative Agent in its sole and absolute discretion.

     14.3 PLAT. Borrower shall have delivered to Administrative Agent and Administrative Agent shall have approved a final plat and final map (with respect to California properties), and if required by Administrative Agent with respect to California properties Administrative Agent shall have received a Subdivision Map Act Endorsement to the applicable title policy, covering the applicable Finished Lots.

     14.4 DOCUMENTS. Administrative Agent has received the following agreements, documents, and instruments, each duly executed by the parties thereto and in form and substance satisfactory to Administrative Agent in its sole and absolute discretion:

          (a) APPRAISAL. An Appraisal for all of the Finished Lots in the respective Subdivision with the date of valuation (unless in connection with Finished Lots previously encumbered by the Existing Deeds of Trust) within 120 days of the date of the request to include the Finished Lot in the Borrowing Base. The Appraisal shall have been approved by Administrative Agent in its sole and absolute discretion.

          (b) IMPROVEMENTS. Representation by Borrower that substantially all Improvements related to the Finished Lot have been installed and that construction of the Improvements complies with plans and specifications previously approved by Administrative Agent.

          (c) OTHER ITEMS. Such other agreements, documents, and instruments as Administrative Agent may reasonably require.

     14.5 PAYMENT OF COSTS, EXPENSES, AND FEES. All costs, expenses, and fees to be paid by Borrower under the Loan Documents on or before the effectiveness of this Agreement, the effectiveness of the Commitment, or the request for approval of the Finished Lot, including, without limitation recording, documentary stamp tax and intangible taxes, shall have been paid in full.

     14.6 OTHER ACTIONS BY BORROWER.  Borrower  shall have  performed such other
actions  and  delivered  such  other  documents  as  Administrative   Agent  may
reasonably require.

     14.7 REPRESENTATIONS TRUE. All representations and warranties by Borrower shall remain true and correct and all agreements that Borrower is to have performed or complied with by the date hereof shall have been performed or complied with.

     14.8 NO DEFAULTS. No Event of Default or Unmatured Event of Default exists.

     14.9 LIMITATIONS. After giving effect to the addition of such Finished Lot in the Borrowing Base, the limitations and restrictions on the Borrowing Base in
Section 5 are not violated.

SECTION 15. ADDITIONAL CONDITIONS PRECEDENT TO THE INCLUSION OF EACH UNIT IN THE BORROWING BASE

     Borrower may, from time to time, request Administrative Agent to approve Units for inclusion in the Borrowing Base or to reclassify existing Finished Lots or Units. Approvals of each Unit for inclusion in the Borrowing Base and reclassification of existing Finished Lots and Units shall be granted by Administrative Agent in its reasonable discretion, provided, that each such Unit satisfies the applicable requirements of this Agreement. Units shall be considered for inclusion or reclassification in the Borrowing Base no more frequently than twice per Calendar Month. In addition to the conditions precedent for Advances herein, Borrower may include and maintain each Unit in the Borrowing Base only if the following conditions precedent are satisfied at all times that such Unit is included in the Borrowing Base, in each case as determined by Administrative Agent in its reasonable discretion:

     15.1 APPROVED SUBDIVISION. The Unit shall be located in an Approved Subdivision and Borrower shall have satisfied at all times the conditions set forth in Sections 11, 12, 13 and 14 with respect to the Unit and related Lot.

     15.2 FEE TITLE. Fee title to the applicable Lot shall have been acquired by Borrower and Administrative Agent shall have received evidence of such acquisition satisfactory to Administrative Agent in its sole and absolute discretion.

     15.3 PLAT. Borrower shall have delivered to Administrative Agent and Administrative Agent shall have approved a final plat and final map (with respect to California properties), and if required by Administrative Agent with respect to California properties Administrative Agent shall have received a Subdivision Map Act Endorsement to the applicable title policy, covering the applicable Lot.

     15.4 DOCUMENTS. Administrative Agent has received the following agreements, documents, and instruments, each duly executed by the parties thereto and in form and substance satisfactory to Administrative Agent in its sole and absolute discretion:

          (a) APPRAISAL. An Appraisal for the respective type of Unit, valid as determined by Administrative Agent in its sole and absolute discretion, and, if requested by Administrative Agent, an updated Appraisal for the respective type of Unit. The Appraisal shall have been approved by Administrative Agent in its sole and absolute discretion.

          (b) BUDGET. A Budget for the respective type of Unit together with the Acquisition Cost of the applicable Lot.

          (c) PLANS AND SPECIFICATIONS. Plans and Specifications for the respective type of Unit.

          (d) PURCHASE CONTRACT. At the request of Administrative Agent, if such Unit is a Presold Unit, a copy of a Purchase Contract for such Unit.

          (e) PUBLIC REPORTS. If required by Administrative Agent, a copy of the public report issued to Borrower for the sale of the Units once prepared by Borrower and approved by the applicable Governmental Authority.

          (f) OTHER ITEMS. Such other agreements, documents, and instruments as Administrative Agent may reasonably require.

     15.5 PAYMENT OF COSTS, EXPENSES, AND FEES. All costs, expenses, and fees to be paid by Borrower under the Loan Documents on or before the effectiveness of this Agreement, the effectiveness of the Commitment, or the request for approval of the Unit, including, without limitation recording, documentary stamp tax and intangible taxes, shall have been paid in full.

     15.6 OTHER ACTIONS BY BORROWER.  Borrower  shall have  performed such other
actions  and  delivered  such  other  documents  as  Administrative   Agent  may
reasonably require.

     15.7 REPRESENTATIONS TRUE. All representations and warranties by Borrower shall remain true and correct and all agreements that Borrower is to have performed or complied with by the date hereof shall have been performed or complied with.

     15.8 NO DEFAULTS. No Event of Default or Unmatured Event of Default exists.

     15.9 LIMITATIONS. After giving effect to the addition of such Unit in the Borrowing Base, the limitations and restrictions on the Borrowing Base in
Section 5 are not violated.

SECTION 16. ADDITIONAL CONDITIONS PRECEDENT TO ADVANCES

     The Banks shall be obligated to make an Advance only upon satisfaction by Borrower of the following additional conditions precedent, as determined by Administrative Agent in its sole and absolute discretion:

     16.1 REPRESENTATIONS AND WARRANTIES ACCURATE. The representations and warranties by Borrower in the Loan Documents are correct on and as of the date of the Advance, as though made on and as of such date, and after giving effect to such Advance.

     16.2 DEFAULTS. No Event of Default or Unmatured Event of Default shall have occurred and be continuing both before and after giving effect to such issuance or Advance.

     16.3 DRAW REQUEST. Borrower shall have delivered or sent by facsimile to Administrative Agent a Draw Request for such Advance.

     16.4 APPROVALS AND INSPECTIONS BY GOVERNMENTAL AUTHORITIES. As required by Administrative Agent, all inspections, Approvals and Permits by Governmental
Authorities or other Persons required for the stage of completion of the Improvements or the Unit have been obtained and, if required by Administrative Agent, Administrative Agent has received evidence thereof satisfactory to Administrative Agent.

     16.5 PAYMENT OF COSTS, EXPENSES, AND FEES. All costs, expenses, and fees to be paid by Borrower under the Loan Documents on or before the Advance have been paid in full.

Borrower hereby authorizes Administrative Agent, and Administrative Agent reserves the right in its sole and absolute discretion, to verify any documents and information submitted to Administrative Agent in connection with this Agreement. Administrative Agent may elect, in its sole and absolute discretion, to waive any of the foregoing conditions precedent. Any such waiver shall be effective only if (i) it is in writing executed by Administrative Agent, (ii) it specifically identifies the condition precedent, and (iii) it states whether the condition precedent is waived as a requirement of the effectiveness of this Agreement, as a requirement of the effectiveness of the Commitment, or as a requirement for a particular Advance, or otherwise. Any such waiver shall be limited to the condition(s) precedent therein and the requirements therein. Delay or failure by Administrative Agent to insist on satisfaction of any condition precedent shall not be a waiver of such condition precedent or any other condition precedent. If Borrower is unable to satisfy any condition precedent of an Advance, the making of the Advance shall not preclude Administrative Agent from thereafter declaring the condition or event causing such inability to be an Event of Default.

SECTION 17. REPRESENTATIONS AND WARRANTIES

     Borrower represents and warrants to Administrative Agent, Documentation and Syndication Agent and the Banks as follows:

     17.1 RECITALS AND STATEMENTS. The recitals and statements of intent of Borrower appearing in this Agreement are true and correct.

     17.2 ORGANIZATION; POWERS; ETC. (a) The Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation; (b) the Borrower has the power and authority to own its property and assets and to carry on its business as now conducted and is qualified to do business in every jurisdiction where such qualification is required except where the failure to so qualify would not result in a material adverse effect on the business, assets, operations or condition (financial or otherwise) of the Borrower; and (c) the Borrower has the power to execute, deliver and perform this Agreement and the other Loan Documents and to borrow hereunder.

     17.3 AUTHORIZATION; ETC. The execution, delivery and performance by the Borrower of this Agreement, the Advances hereunder, and the issuance, execution and delivery of the Notes: (a) have been duly authorized by all requisite action; (b) will not violate (i) any provision of law, any order of any court, or any rule, regulation or order of any other agency of government, (ii) the organizational documents of Borrower, or (iii) any provision of any material indenture, agreement or other instrument to which the Borrower is a party, or by which the Borrower or any of its properties or assets are or may be bound; (c) will not be in conflict with, result in a breach of or constitute (alone, with notice, with lapse of time, or with any combination of these factors) a default under any indenture, agreement or other instrument referred to in (b)(iii) above; and (d) will not result in the creation or imposition of any Lien upon any property or assets of the Borrower (except pursuant to the Loan Documents). Except for filings which may be required under the 1934 Act, no registration with or consent or approval of, or other action by, any Governmental Authority is required in connection with the execution, delivery and performance of this Agreement, the execution and delivery of the Notes or the Advances hereunder.

     17.4 ENFORCEABILITY. This Agreement constitutes, and each other Loan Document when duly executed and delivered by the Borrower and Guarantors will constitute, the legal, valid and binding obligation of the Borrower and Guarantors, respectively, enforceable in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting creditors' rights from time to time in effect and to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or in equity).

     17.5 LITIGATION. There are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or Guarantors or any property or rights of the Borrower or Guarantors which would be reasonably likely in the aggregate to (i) materially impair the ability of the Borrower or Guarantors to perform their obligations under this Agreement, the Notes or the other Loan Documents or materially impair the ability of the Borrower or Guarantors to carry on business substantially as now being conducted or (ii) result in any material adverse change in the business, assets, operations, or condition (financial or otherwise) of the Borrower or Guarantors.

     17.6 FEDERAL RESERVE REGULATIONS.

          (a) The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

          (b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board, including Regulation G, U or X.

     17.7 INVESTMENT COMPANY ACT. The Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     17.8 PUBLIC UTILITY HOLDING COMPANY ACT. The Borrower is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     17.9 NO BREACH. The execution, delivery and performance by Borrower and Guarantors of this Agreement, the Notes, the Loan Documents and all other documents and instruments relating to the Loan will not result in any breach of the terms, conditions or provisions of, or constitute a default under, any agreement or instrument under which Borrower or Guarantors is a party or is obligated. Neither Borrower nor any Guarantor is in default in the performance or observance of any covenants, conditions or provisions of any such agreement or instrument.

     17.10 FINANCIAL STATEMENTS TRUE. All financial statements, profit and loss statements, statements as to ownership and other statements or reports previously or hereafter given to the Administrative Agent or the Banks by or on behalf of Borrower and Guarantors are and shall be true, complete and correct as of the date thereof. There has been no material adverse change in the financial condition of Borrower or any Guarantor since the latest financial statements given to the Administrative Agent or the Banks.

     17.11 SIGNIFICANT DEBT AGREEMENTS. Neither Borrower nor any Guarantor is in default in any material respect under any Significant Debt Agreement.

     17.12 ERISA. (a) No Reportable Event has occurred and is continuing with respect to any Plan; (b) PBGC has not instituted proceedings to terminate any Plan; (c) neither the Borrower, any member of the Controlled Group, nor any duly-appointed administrator of a Plan (i) has incurred any liability to PBGC with respect to any Plan other than for premiums not yet due or payable or (ii) has instituted or intends to institute proceedings to terminate any Plan under
Section 4041 or 4041A of ERISA; and (d) each Plan of Borrower has been maintained and funded in all material respects in accordance with its terms and in all material respects in accordance with all provisions of ERISA applicable thereto. The Borrower does not participate in, or is not required to make contributions to, any Multi-employer Plan (as that term is defined in Section 3(37) of ERISA).

     17.13 SOLVENT. Borrower in the aggregate (both before and after giving effect to the Loan contemplated hereby) is solvent, has assets having a fair value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured, and has, and will have, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

     17.14 LIENS. The liens, security interests and assignments created by the Loan Documents will, when granted, be valid, effective, properly perfected and enforceable liens, security interests and assignments.

     17.15 LICENSES. Borrower has obtained, or will obtain when necessary or appropriate, and there remain in full force and effect all licenses, permits, consents, approvals and authorizations necessary or appropriate for the construction of the Improvements and Units.

     17.16 FILING OF TAXES. Borrower has filed all federal, state and local tax returns and has paid all of its current obligations before delinquent, including all federal, state and local taxes and all other payments required under federal, state or local law.

     17.17 BUDGETS AND PLANS AND SPECIFICATIONS. Each applicable Budget contains Borrower's best estimate of all costs, expenses, and fees to be incurred by Borrower in connection with the Improvements and the Units. Each Plans and Specifications and related working drawings are an accurate and complete description of the Improvements or Units related thereto.

     17.18 AFFIRMATION. Each request by Borrower for an Advance shall constitute an affirmation on the part of Borrower that the representations and warranties contained herein are true and correct in all material respects as of the time of such request and that the conditions precedent set forth in Sections 10, 11, 12, 13, 14, 15 and 16 hereof have been satisfied in all material respects. All representations and warranties made herein shall survive the execution of this Agreement, all Advances and the execution and delivery of all other documents and instruments in connection with the Loan, so long as the Banks have any commitment to lend to Borrower hereunder and until the Loan and all indebtedness hereunder have been paid in full and all of Borrower's obligations hereunder have been fully discharged.

SECTION 18. AFFIRMATIVE COVENANTS

     So long as the Banks have any commitment to lend to Borrower hereunder and until the Loan and all other indebtedness hereunder have been paid in full and all of Borrower's obligations hereunder have been fully discharged:

     18.1 CORPORATE, LIMITED LIABILITY COMPANY, OR PARTNERSHIP EXISTENCE. If Borrower is a corporation, a limited liability company, or a partnership, Borrower shall continue to be validly existing, and in the case of a corporation or a limited liability company in good standing, under the law of the jurisdiction of its organization or formation.

     18.2 BOOKS AND RECORDS; ACCESS BY ADMINISTRATIVE AGENT. Borrower will maintain a single, standard, modern system of accounting, on an accrual basis in accordance with GAAP, including without limitation, a single, complete, and accurate set of books and records of its assets, business, financial condition, operations, property, prospects, and results of operations in accordance with good accounting practices. Borrower will give representatives of Administrative Agent access to all assets, property, books, records, and documents of Borrower and will permit such representatives to inspect such assets and property and to audit, copy, examine, and make excerpts from such books, records, and documents.

     18.3 INFORMATION AND STATEMENTS. Borrower shall furnish or cause to be furnished to Administrative Agent the following information and statements:

          (a) CONSOLIDATING AND CONSOLIDATED QUARTERLY STATEMENTS OF THE MERITAGE GROUP. As soon as available, and in any event within sixty (60) days after the end of each fiscal quarter of the Meritage Group, copies of the consolidating and consolidated balance sheet of the Meritage Group as of the end of such fiscal quarter, and consolidating and consolidated statements of income and cash flows of the Meritage Group for that fiscal quarter and for the portion of the fiscal year ending with such fiscal quarter, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail and fairly stated and prepared by the Meritage Group in accordance with GAAP. As soon as available and in any event within 60 days after the end of each quarter of the Meritage Group's fiscal year, a copy of the Meritage Group's quarterly report on Form 10-Q filed with the SEC.

          (b) CONSOLIDATING AND CONSOLIDATED ANNUAL STATEMENTS OF THE MERITAGE GROUP. As soon as available and in any event within one hundred twenty
     (120) days after the close of each fiscal year of the Meritage Group, audited consolidated financial statements of the Meritage Group, including its consolidated balance sheet as of the close of such fiscal year and consolidated statements of income and cash flows of the Meritage Group for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and accompanied by an unqualified opinion thereon of independent public accountants of recognized national standing selected by the Meritage Group and acceptable to Administrative Agent, to the effect that such financial statements have been prepared in accordance with GAAP (except for changes in which such accountants concur) and that the examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances. As soon as available and in any event within one hundred twenty (120) days after the close of each fiscal year of the Meritage Group, company prepared consolidating financial statements of the Meritage Group, including its consolidating balance sheet as of the close of such fiscal year and consolidating statements of income and cash flows of the Meritage Group for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and prepared in accordance with GAAP. Within 60 days prior to each fiscal year of the Meritage Group, a projection, in reasonable detail and in form and substance satisfactory to Administrative Agent, on a quarterly basis of the cash flow and of the earnings of the Meritage Group for the next one (1) fiscal year, together with gross and net margin analysis of each project by quarter. As soon as available and in any event within 120 days after the end of the Meritage Group's fiscal year, a copy of the Meritage Group's annual report on Form 10-K filed with the SEC.

          (c) CLOSING REPORT. As soon as available and in any event within fifteen (15) Business Days after the end of each Calendar Month, a monthly report of all Unit and other sales closed on the previous rolling month, in form and substance satisfactory to Administrative Agent, together with a reconciliation of the most recently submitted Borrowing Base Report and recalculation of the Borrowing Base after giving effect to such closings. For purposes of this paragraph, a sale will be deemed to have closed when Title Company has received all funds necessary to close the sale and to pay Administrative Agent all sums owed to Administrative Agent pursuant to
     Section 3.17 hereof.

          (d) SALES REPORTS AND INVENTORY REPORTS. As soon as the same are available, and in any event within fifteen (15) Business Days after the end of each Calendar Month, a monthly sales, closings and backlog report showing sales of Units during the preceding month. Within sixty (60) days after the end of each calendar quarter, a report showing (A) the status of Units under construction and Lots as of the end of the preceding calendar quarter, and (B) an inventory report of Entitled Land, Lots Under Development and Finished Lots as of the end of the preceding calendar quarter. Such reports shall be in substantially the form of the samples attached hereto as EXHIBIT "I" and shall contain such detailed information as Administrative Agent may reasonably require.

          (e) COLLATERAL INVENTORY REPORT AND COLLATERAL CERTIFICATE. On or before the dates that are four (4) Business Days prior to the tenth (10th) and the twenty-fifth (25th) day of each Calendar Month, the Collateral Inventory Report, accompanied by the Collateral Certificate.

          (f) CERTIFICATE OF COMPLIANCE. A certificate in form and substance satisfactory to Administrative Agent that the Meritage Group is in compliance with all covenants, terms, and conditions applicable thereto under or pursuant to all agreements with Administrative Agent and the Banks and under the Loan Documents, including, without limitation, the Financial Covenants. Such certificate shall be provided by Borrower within one hundred twenty (120) days after the end of each fiscal year of Borrower and within sixty (60) days after the end of each interim quarterly accounting period of Borrower.

          (g) OTHER ITEMS AND  INFORMATION.  Such other  information  concerning
     Borrower, the Project, and the assets, business, financial condition, operations, property, prospects, and results of operations of Borrower as Administrative Agent reasonably requests from time to time. In this regard, upon request of Administrative Agent, Borrower shall deliver to
     Administrative Agent counterparts and/or conditional assignments as security of any and all construction contracts, receipted invoices, bills of sale, statements, conveyances, and other agreements, documents, and instruments of any nature relating to the Project or under which Borrower claims title to any materials or supplies used or to be used in the Project. Also, in this regard, upon request of Administrative Agent, Borrower shall deliver to Administrative Agent a complete list of all contractors, subcontractors, material suppliers, other vendors, artisans, and laborers performing work or services or providing materials or supplies for the Project.

     18.4 LAW; JUDGMENTS; MATERIAL AGREEMENTS; APPROVALS AND PERMITS. Borrower shall comply with all laws, ordinances, regulations, and rules (federal, state, and local) and all judgments, orders, and decrees of any arbitrator, other private adjudicator, or Governmental Authority relating to Borrower, the Project, or the assets, business, operations, or property of Borrower. Borrower shall comply in all material respects with all material agreements, documents, and instruments to which Borrower is a party or by which Borrower, the Project, or any of the other assets or property of Borrower is bound or affected. Borrower shall comply with all Requirements (including, without limitation, as applicable, requirements of the Federal Housing Administration and the Veterans Administration) and all conditions and requirements of all Approvals and Permits. Borrower shall obtain and maintain in effect from time to time all Approvals and Permits required for the business activities and operations then being conducted by Borrower in the Project.

     18.5 TAXES AND OTHER INDEBTEDNESS. Except for taxes and assessments being contested in accordance with the Deed of Trust and except for taxes and assessments that Administrative Agent has agreed in its sole and absolute discretion may be paid in installments as provided in the Deed of Trust, Borrower shall pay and discharge (i) before delinquency all taxes, assessments, and governmental charges or levies imposed upon it, upon its income or profits, or upon any property belonging to it, or upon the Note, any Deed of Trust, or the indebtedness evidenced or secured thereby, (ii) when due all lawful claims (including, without limitation, claims for labor, materials, and supplies), which, if unpaid, might become a Lien or Encumbrance upon any of its assets or property, and (iii) all its other material trade credit. Upon the request of Administrative Agent, Borrower shall deliver to Administrative Agent receipts or other evidence satisfactory to Administrative Agent showing payment of all taxes and assessments on the Collateral. Borrower shall pay when due all dues and charges for water and water delivery, electricity, gas, sewers, waste removal, bills for repairs, and any and all other claims, encumbrances and expenses incident to the ownership of the Collateral.

     18.6 ASSETS AND PROPERTY. Borrower will maintain, keep, and preserve all of its assets and property (tangible and intangible) (including, without limitation, the Project) necessary or useful in the proper conduct of its business and operations in good working order and condition, ordinary wear and tear excepted.

     18.7 INSURANCE. The following insurance shall be obtained and maintained and all related premiums shall be paid as they become due:

          (a) PROPERTY. Insurance of the Project against damage or loss by fire, lightning, and other perils, on an all-risks basis, such coverage to be in an amount not less than the full replacement cost. During the period of construction of the Project, such policy shall be written in the so-called "BUILDER'S RISK COMPLETED VALUE NON-REPORTING FORM," on an all-risks basis, with no coinsurance requirement except as approved by Administrative Agent, and shall contain a provision granting the insured permission to complete and/or occupy the Project.

          (b) LIABILITY. Commercial general liability insurance protecting Borrower and Administrative Agent against loss or losses from liability imposed by law or assumed in any agreement, document, or instrument and arising from bodily injury, death, or property damage with a limit of liability of not less than $2,000,000.00 per occurrence and $2,000,000.00 general aggregate. Also, "UMBRELLA" excess liability insurance in an amount not less than $5,000,000.00. Such policies must be written on an occurrence basis so as to provide blanket contractual liability, broad form property damage coverage, and coverage for products and completed operations. In addition, there shall be obtained and maintained business motor vehicle liability insurance protecting Borrower and Administrative Agent against loss or losses from liability relating to motor vehicles owned, non-owned, or hired used by Borrower, any contractor, any subcontractor, or any other Person in any manner related to the Project with a limit of liability of not less than $2,000,000.00 (combined single limit for personal injury including bodily injury and death and property damage).

          (c) FLOOD. A policy or policies of flood insurance in the maximum amount of flood insurance available with respect to the Project under the Flood Disaster Protection Act of 1973, as amended. This requirement will be waived upon presentation of evidence satisfactory to the Administrative Agent that no portion of the Project is located within an area identified by the U.S. Department of Housing and Urban Development as having special flood hazards.

          (d) WORKMAN'S COMPENSATION. Workman's compensation insurance, disability benefits insurance, and such other forms of insurance as required by law covering loss resulting from injury, sickness, disability, or death of employees of Borrower, any contractor, and any subcontractor located on or assigned to the Project. Borrower shall cause each contractor and each subcontractor having employees located on or assigned to the Project to obtain and maintain this same coverage for all eligible employees.

          (e) ADDITIONAL INSURANCE. Borrower shall obtain and maintain such other policies of insurance as Administrative Agent may reasonably request in writing.

          (f) OTHER. All required insurance shall be procured and maintained in financially sound and generally recognized responsible insurance companies selected by Borrower. Such companies must be authorized to write such insurance in the States of Arizona and California. Each company shall be rated "A" or better by A.M. Best Co., in Best's Key Guide, or such other rating acceptable to Administrative Agent in Administrative Agent's sole and absolute discretion. All property policies evidencing required insurance shall name Administrative Agent as first mortgagee and loss payee. All liability policies evidencing required insurance shall name Administrative Agent as additional insured. The policies shall not be cancelable as to the interests of the Administrative Agent due to the acts of Borrower. The policies shall provide for at least thirty (30) days prior written notice of the cancellation or modification thereof to Administrative Agent.

          (g) EVIDENCE. Certificates of insurance evidencing that such insurance is in full force and effect, shall be delivered to Administrative Agent, together with proof of the payment of the premiums thereof. At least fifteen (15) days prior to the expiration of such policies, Borrower shall furnish Administrative Agent evidence that such policy has been renewed or replaced in the form of a certificate reciting that there is in full force and effect, with a term covering at least the next succeeding calendar year, insurance of the types and in the amounts required in this Section
     18.7. If required by Administrative Agent, Borrower shall provide to Administrative Agent the original or certified copies of the insurance policies required herein.

     18.8 ERISA. Borrower will fund each Defined Benefit Plan and Defined Contribution Plan (as such terms are defined in ERISA) established or maintained by Borrower so that there is never an Accumulated Funding Deficiency (as defined in SECTION 412 of the Internal Revenue Code of 1986, as amended).

     18.9 APPRAISALS. Administrative Agent shall have the right to order Appraisals from time to time. Each Appraisal is subject to review and approval by Administrative Agent. Borrower agrees upon demand by Administrative Agent to pay to Administrative Agent the cost and expense for such Appraisals and a fee determined by Administrative Agent for review of each such Appraisal by

Administrative Agent. However, Borrower's obligation to pay costs and expenses associated with a reappraisal of existing Collateral shall be limited to once per year for each such reappraisal, unless such reappraisal is ordered after the occurrence of an Event of Default or as a result of federal regulatory requirements. All FNMA appraisals or other appraisals of Units accepted by Administrative Agent that do not have a specific expiration date shall be updated at Administrative Agent's request. Based on the updated, respective Appraised Value approved or determined by Administrative Agent in its sole and absolute discretion, Administrative Agent shall have the right to revise the Collateral Values and/or the Maximum Allowed Advances applicable to any Collateral at any time. If the outstanding principal amount of Advances exceeds the Available Commitment as a result of such revision, then Borrower shall be required to make a mandatory prepayment to Administrative Agent pursuant to
Section 3.17 hereof.

     18.10 COMMENCEMENT AND COMPLETION. As requested by Administrative Agent, Borrower shall cause construction of the Improvements and the Units to be prosecuted and completed in good faith, with due diligence, and without delay. Upon completion of each Unit, Borrower shall obtain the issuance of a permanent certificate of occupancy or other equivalent permit required by the applicable Governmental Authority and, if requested by Administrative Agent, make a copy thereof available to Administrative Agent for inspection. Borrower shall cause the Improvements and the Units to be constructed (i) in a good and workmanlike manner, (ii) in compliance with all applicable Requirements, and (iii), unless otherwise consented to by Administrative Agent in advance in writing in the sole and absolute discretion of Administrative Agent, in accordance with the Plans and Specifications. Upon demand by Administrative Agent, Borrower shall correct any defect in the Units or any departure from any applicable Requirements or, to the extent not theretofore approved in writing by Administrative Agent, the respective Plans and Specifications. Borrower understands and agrees that inspection of the Improvements and the Units by or on behalf of Administrative Agent, the review by Administrative Agent of Draw Requests and related documents and information, the making of Advances by the Banks, any actions by Administrative Agent under Section 18.12 hereof, and any other actions by Administrative Agent shall not be a waiver of Administrative Agent's right to require compliance with this Section 18.10.

     18.11 TITLE INSURANCE. If Title Company pays any claims under any Title Policy, Borrower will take any and all actions necessary to cause the total liability under the Title Policy to remain at or to be increased to the Commitment Amount notwithstanding the payment of such claim or claims, including without limitation, providing any supplemental Title Policies or endorsements or reinsurance agreements if requested by Administrative Agent, the cost of which shall be paid by Borrower. Upon payment of any such claims, Borrower will obtain and provide to Administrative Agent any and all documentation reasonably requested by Administrative Agent to ensure that the maximum coverage provided for hereunder shall not have been diminished as a result of the payment of such claims.

     18.12 RIGHTS OF INSPECTION; CORRECTION OF DEFECTS; AGENCY. Administrative Agent and its agents, employees, and representatives shall have the right at any time and from time to time to enter upon the Project in order to inspect the Project. If Administrative Agent, in its judgment, determines that any materials or work do not conform with the respective Plans and Specifications or with any applicable Requirements or are otherwise not in conformity with sound building practice, and such defect is not corrected within twenty (20) days after notice thereof to Borrower, Administrative Agent shall have the right to stop the work and to order replacement or correction of any such materials or work regardless of whether or not such materials or work have theretofore been incorporated in the Units, regardless of whether Administrative Agent's representatives have
previously  inspected  such  work  or  materials,   and  regardless  of  whether
Administrative  Agent  has  previously  made  Advances  to pay for such  work or materials. Borrower shall promptly make such replacement or correction. Inspection by Administrative Agent or by Administrative Agent's inspectors of the Project is for the sole purpose of protecting the security of Administrative Agent and is not to be construed as a representation by Administrative Agent that there has been compliance with the Plans and Specifications or the applicable Requirements or that the Units are free of defects in materials or workmanship. Borrower may make or cause to be made such other independent inspections as Borrower may desire for its own protection. Borrower hereby appoints and authorizes Administrative Agent, as Borrower's agent and attorney-in-fact, to record any notices of completion, cessation of labor, and other notices that Administrative Agent determines to be necessary to record to protect any interest of Administrative Agent under the Loan Documents. This agency and power of attorney is coupled with an interest and is irrevocable. Based on any such inspections, Administrative Agent shall have the right in its sole and absolute discretion to approve or disapprove Total Costs and Unit Costs submitted by Borrower, make revisions to the applicable Completion Percentage of Lots Under Development and Units, determine whether the conditions set forth in Sections 11, 12, 13, 14, 15 and 16 have been satisfied, and make revisions to the Collateral Values and Maximum Allowed Advances applicable to any Entitled Land, Lots Under Development, Finished Lot or Unit at any time. If the outstanding principal amount of advances exceeds the Available Commitment as a result of such revision, then Borrower shall be required to make a mandatory prepayment to Administrative Agent pursuant to Section 3.17 hereof.

     18.13 MISCELLANEOUS. Any inspections or determinations made by Administrative Agent or lien waivers, receipts, or other agreements, documents, and instruments obtained by Administrative Agent are made or obtained solely for Administrative Agent's own benefit and not in any way for the benefit or protection of Borrower. Administrative Agent may accept and rely on any information from Architect, any other Person providing labor, materials, or services for Improvements or Units, Borrower, or any other Person as to labor or materials furnished or incorporated in the Improvements or Units and the cost and payment therefor and as to all other matters relating to construction of Improvements or the Units and the Project without the necessity of verifying such information. Administrative Agent has no obligation to Borrower to ensure compliance by Architect or any other Person in carrying out construction of the Improvements or Units.

     18.14 VERIFICATION OF COSTS. Administrative Agent shall have the right at any time and from time to time to review and verify all costs, expenses, and

Pees in each Budget. Based on its review and verification of costs, expenses, and fees in each Budget, Administrative Agent shall have the right to adjust any and all such budgeted amounts.

     18.15 CROSS-COLLATERALIZATION. At Administrative Agent's request at any time and from time to time, Borrower agrees to execute and deliver such additional agreements, documents, and instruments as Administrative Agent determines to be necessary or appropriate so that all Collateral shall also secure any or all (as determined by Administrative Agent) other obligations of Borrower to the Banks and/or so that any or all property, interests in property, and rights to property selected by Administrative Agent securing other obligations of Borrower to the Banks also secure the Obligations. Borrower agrees to pay all costs, expenses, and fees incurred by Administrative Agent in connection with any and all such cross-collateralization requests by Administrative Agent (including, without limitation, taxes, costs, expenses, and fees of Administrative Agent's attorneys).

     18.16 ADMINISTRATIVE AGENT'S INSPECTOR(S). Borrower agrees that during construction of Improvements and Units, Administrative Agent shall have the right to employ an outside inspector or inspectors who shall review as agent for Administrative Agent all construction activities undertaken in regard to Improvements and Units and who shall prepare reports of such reviews. Alternatively, Administrative Agent may elect to have employees of Administrative Agent perform such reviews and prepare such reports. In addition, the employees of Administrative Agent will review the inspection reports of any outside inspector(s), will review Draw Requests, will perform other activities related to Draw Requests, and will perform other activities in administering and monitoring the Advances. Prior to the occurrence of an Event of Default or an Unmatured Event of Default, Administrative Agent shall limit such inspections to no more frequently than once per calendar quarter.

     18.17 FURTHER ASSURANCES. Borrower shall promptly execute, acknowledge, and deliver such additional agreements, documents, and instruments and do or cause to be done such other acts as Administrative Agent may reasonably request from time to time to better assure, preserve, protect, and perfect the interest of Administrative Agent in the Collateral and the rights and remedies of Administrative Agent, Documentation and Syndication Agent and the Banks under the Loan Documents.

     18.18 COSTS AND EXPENSES OF BORROWER'S PERFORMANCE OF COVENANTS AND SATISFACTION OF CONDITIONS. Borrower will perform all of its obligations and satisfy all conditions under the Loan Documents at its sole cost and expense.

     18.19 PAYMENT OF RELEASE PRICE. Borrower shall, upon the closing of a sale of any Entitled Land, Lots Under Development, Finished Lot or Unit pay to Administrative Agent for application to the outstanding unpaid aggregate amount of Advances hereunder, an amount equal to the amount required under Section 7.1 for the release of such Collateral.

     18.20 CONSTRUCTION AND SALES RECORDS. Borrower shall, at all times, maintain complete and accurate records of Borrower's construction and sales activities and shall, upon prior notice thereof by Administrative Agent, permit Administrative Agent to review such records upon request by Administrative Agent at any time and from time to time during regular business hours. Such records shall include, without limitation, (i) any and all documents, instruments, contracts and agreements relating to the construction or sale of Units or Lots entered into by Borrower with or for the benefit of purchasers, contracts, subcontractors, or other Persons, as applicable, (ii) lien waivers and releases with respect to all construction in place, (iii) requests for disbursement and voucher submitted by contracts, subcontractors, or other Persons, and (iv) all permits, licenses and approvals necessary for the continuation and completion of construction.

     18.21 GUARANTEES. Borrower shall cause each wholly owned (direct or indirect) Subsidiary of Meritage now existing or hereinafter created to execute the Guarantee and satisfy the conditions set forth in Section 10.1(c), unless Administrative Agent agrees in writing that such Subsidiary need not execute the Guarantee.

     18.22 SERVICES. To the extent requested by Administrative Agent, Borrower shall provide to Administrative Agent satisfactory evidence, which may be in the form of letters from local utility and other service companies or local Governmental Authorities, that (i) telephone service, electric power, garbage removal, storm sewer, sanitary sewer, water, and any other services or utilities required by Administrative Agent exist at the boundary of and parcel containing the Lots Under Development and are available thereto, (ii) such services and utilities are adequate to serve such property, and (iii) no conditions exist to affect Borrower's or any subsequent owner's right to connect to, to obtain, and to have unlimited use of such services and utilities, except for the payment of a normal connection charge and except for payment of subsequent charges for such services and utilities to the service or utility supplier. By requesting inclusion of such Lots Under Development into the Borrowing Base, Borrower represents to Administrative Agent that the foregoing conditions have been satisfied.

     18.23 CC&RS. When available, Borrower shall deliver to Administrative Agent the CC&Rs for each Subdivision for review and approval by Administrative Agent in its reasonable discretion.

SECTION 19. NEGATIVE COVENANTS

     Until the Commitment terminates in full and the Obligations are paid and performed in full, Borrower agrees that:

     19.1 CHANGE IN CONTROL OR MANAGEMENT. Should there be a Change in Control as to the Meritage Group, the Loan shall be immediately due and payable. In addition, should there be a material change in management as to the Meritage Group, the Loan shall be immediately due and payable unless the Administrative Agent should consent to the substitute management team. The termination of both Landon and Hilton as co-chief executive officers of Meritage shall be deemed a material change in management.

     19.2 AMENDMENTS TO ORGANIZATIONAL DOCUMENTS. No member of the Meritage Group hall amend its organizational documents if the result thereof could result in the occurrence directly or indirectly of a Material Adverse Change.

     19.3 FINANCIAL COVENANTS. Borrower shall not permit:

          (a) MINIMUM LIQUIDITY. The Meritage Group's Liquidity at any time to be less than $7,000,000.00.

          (b) MAXIMUM LEVERAGE. The ratio of (a) the Meritage Group's consolidated Liabilities, minus Subordinated Debt to (b) Adjusted Tangible Net Worth, to be greater than 2.5 to 1.0 as of the end of the first three fiscal quarters of each fiscal year of the Meritage Group and to be greater than 2.25 to 1.0 as of the end of the fourth fiscal quarter of each fiscal year of the Meritage Group, determined as of the end of each fiscal quarter of the Meritage Group's fiscal year. For the purposes of calculating the foregoing ratio, Subordinated Debt may not exceed twenty percent (20%) of Adjusted Tangible Net Worth.

          (c) MINIMUM FIXED CHARGE COVERAGE. The ratio of the Meritage Group's consolidated EBITDA to total interest incurred, to be less than 2.0 to 1.0, determined as of the end of each fiscal quarter of the Meritage Group's fiscal year for the immediately preceding four fiscal quarters.

          (d) MINIMUM ADJUSTED TANGIBLE NET WORTH. The consolidated Adjusted Tangible Net Worth of the Meritage Group determined as of the end of each quarter of the Meritage Group's fiscal year to be less than the sum of (a) $50,000,000, (b) fifty percent (50%) of Consolidated Net Income for each fiscal quarter of the Meritage Group in which Consolidated Net Income is positive (without offset for any fiscal quarter in which the Meritage Group's Consolidated Net Income is negative), and (c) seventy-five percent (75%) of any new stated capital or paid in capital acquired by the Meritage Group commencing January 1, 2000.

          (e) GUARANTIES. The Meritage Group to make or suffer to exist any Contingent Obligation (including, without limitation, any Contingent Obligation with respect to the obligations of a Subsidiary or joint venture that is not a Loan Party) or otherwise assume, guarantee or in any way become contingently liable or responsible for obligations of any other Person, whether by agreement to purchase those obligations of any other Person, or by agreement for the furnishing of funds through the purchase of goods, supplies or services (whether by way of stock purchase, capital contribution, advance or loan) for the purpose of paying or discharging the obligations of any other Person that, in the aggregate, exceeds twenty percent (20%) of the consolidated Adjustable Tangible Net Worth of the Meritage Group.

     Any failure to comply with the foregoing financial covenants shall constitute an Event of Default.

     19.4 MERGERS, CONSOLIDATIONS, SALES OF ASSETS. The Meritage Group shall not merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, whether now owned or hereafter acquired.

     19.5 BUSINESS OF BORROWER. Borrower shall not substantially change the nature of the business conducted by the Borrower.

     19.6 ERISA LIABILITIES. Borrower shall not create or suffer to exist ERISA Liabilities in an aggregate amount in excess of $50,000.00 for all Plans, if any, maintained by Borrower.

     19.7 DISSOLUTION OR LIQUIDATION. Borrower shall not dissolve or liquidate, or merge or consolidate with or into any other entity, or turn over the management or operation of its property, assets or business to any other person, firm or corporation.

     19.8 JOINT VENTURES. The Meritage Group shall not invest in any non-consolidated joint ventures that would result in the aggregate of such joint venture investments, whether in the form of debt or equity, exceeding twenty percent (20%) of the Meritage Group's Tangible Net Worth.

SECTION 20. INSPECTION BY ADMINISTRATIVE AGENT

     20.1 ENTER PROPERTY. Administrative Agent shall have the right, but not the obligation, to enter at any reasonable times upon the Project to determine if the construction of the Improvements or the Unit is in conformity with the Plans and Specifications and all other requirements hereof and to examine and make copies and extracts of any books, records, accounting data and other documents, including without limitation all permits, licenses, consents and approvals of Governmental Authorities having jurisdiction over Borrower, the Improvements and the contractor and all subcontractors supplying labor and/or materials in connection with the Improvements.

     20.2 NO DUTY TO INSPECT. Administrative Agent shall have no duty to supervise or inspect any construction or to inspect any books and records; any inspection by Administrative Agent shall be for the sole purpose of protecting Administrative Agent's security and preserving the rights of Administrative Agent, Documentation and Syndication Agent and the Banks hereunder. Failure by Administrative Agent to inspect any work shall not constitute a waiver of any of Administrative Agent's rights hereunder. Inspection not followed by notice of an Event of Default shall not constitute a waiver of any Event of Default then existing. Any inspection by Administrative Agent shall not be a representation by Administrative Agent that there has been or will be compliance with the Plans and Specifications or that the construction is free from defective materials or workmanship, nor shall any inspection by Administrative Agent constitute approval of any certification given to Administrative Agent or relieve any person making such certification of responsibility therefor.

SECTION 21. WAIVER

     21.1 WAIVER. Borrower waives presentment, demand, protest and notices of protest, nonpayment, partial payment and all other notices and formalities except as expressly called for in this Agreement. Borrower consents to and waives notice of: (i) the granting of indulgences or extensions of time of payment, (ii) the taking or releasing of security, and (iii) the addition or release of persons who may be or become primarily or secondarily liable for the Loan or any other indebtedness arising in connection with the Loan, or any part thereof, and all in such manner and at such time as the Banks may deem advisable.

     21.2 DELAY. No delay or omission by Administrative Agent or the Banks in exercising any right, power or remedy hereunder, and no indulgence given to Borrower, with respect to any term, condition or provision set forth herein, shall impair any right, power or remedy of Administrative Agent or the Banks under this Agreement, or be construed as a waiver by Administrative Agent or the Banks of, or acquiescence in, any Event of Default. Likewise, no such delay, omission or indulgence by Administrative Agent or the Banks shall be construed as a variation or waiver of any of the terms, conditions or provisions of this Agreement. Any actual waiver by the Banks of any Event of Default shall not be a waiver of any other prior or subsequent Event of Default or of the same Event of Default after notice to Borrower demanding strict performance.

SECTION 22. DEFAULT

     22.1 EVENT OF DEFAULT. The occurrence of any of the following events or conditions shall constitute an Event of Default under this Agreement:

          (a) Any failure to pay any principal or interest under the Notes when the same shall become due and payable and such failure continues for ten
     (10) days after notice thereof to Borrower, or the failure to pay any other sum due under the Notes, this Agreement or any other Loan Document when the same shall become due and payable and such failure continues for ten (10) days after notice thereof to Borrower. No notice, however, shall be required after maturity of any portion of the Notes.

          (b) Any failure or neglect to perform or observe any of the covenants, conditions or provisions of this Agreement, the Notes or any other Loan Document (other than a failure or neglect described in one or more of the other provisions of this Paragraph 22.1) and such failure or neglect either cannot be remedied or, if it can be remedied, it continues unremedied for a period of thirty (30) days after notice thereof to Borrower.

          (c) Any warranty, representation or statement contained in this Agreement, in the Notes or in any other Loan Document, or made or furnished to Administrative Agent or the Banks by or on behalf of Borrower, that shall be or shall prove to have been false when made or furnished.

          (d) The filing by Borrower, any endorser of the Notes, or any guarantor of the Loan (or against Borrower or such endorser or guarantor to which Borrower or such endorser or guarantor acquiesces or that is not dismissed within sixty (60) days after the filing thereof) of any proceeding under the federal bankruptcy laws now or hereafter existing or any other similar statute now or hereafter in effect; the entry of an order for relief under such laws with respect to Borrower or such endorser or guarantor; or the appointment of a receiver, trustee, custodian or conservator of all or any part of the assets of Borrower or such endorser or guarantor.

          (e) The insolvency of Borrower, any endorser of the Notes or any guarantor of the Loan; or the execution by Borrower or such endorser or guarantor of an assignment for the benefit of creditors; or the convening by Borrower or such endorser or guarantor of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts; or the failure of Borrower or such endorser or guarantor to pay its debts as they mature; or if Borrower or such endorser or guarantor is generally not paying its debts as they mature.

          (f) The admission in writing by Borrower, any endorser of the Notes or any guarantor of the Loan that it is unable to pay its debts as they mature or that it is generally not paying its debts as they mature.

          (g) The liquidation, termination or dissolution of Borrower or any guarantor of the Loan.

          (h) Any levy or execution upon, or judicial seizure of, any portion of any collateral or security for the Loan.

          (i) Any attachment or garnishment of, or the existence or filing of any lien or encumbrance, other than any lien or encumbrance permitted by the Deed of Trust, against any portion of any collateral or security for the Loan, that is not removed or released within thirty (30) days after its creation.

          (j) The institution of any legal action or proceedings to enforce any lien or encumbrance upon any portion of any collateral or security for the Loan, that is not dismissed within thirty (30) days after its institution.

          (k) The occurrence of any event of default and the expiration of any applicable notice and cure period under the Notes, any of the Loan Documents or any other document or instrument executed or delivered in connection with the Loan.

          (l) The occurrence of any event of default and the expiration of any applicable notice and cure period under any document or instrument given by Borrower, by any entity owned by Borrower or, if Borrower is a corporation, partnership or trust, by any entity owned by the same persons or entities that own Borrower, in connection with any other indebtedness of Borrower or such entity to the Banks.

          (m) The occurrence of any adverse change in the financial condition of Borrower or Guarantor that Agent, in its reasonable discretion, deems material, or if Agent in good faith shall believe that the prospect of payment or performance of the Loan is impaired.

          (n) Either of (A) the occurrence of any one or more Reportable Events or (B) a failure to make a "required payment" under the provisions of
     Section 412(n)(1) of the Code shall have occurred with respect to any Plan or Plans and the occurrence of either (A) or (B) above shall have resulted in any of (1) liability of the Borrower to the PBGC or to one or more Plans in an aggregate amount exceeding $50,000.00, (2) the termination of the respective Plan or Plans by the PBGC, (3) the appointment by the appropriate United States District Court of a trustee to administer such Plan or Plans or (4) for the imposition of a Lien in favor of such Plan or Plans.

          (o) The occurrence of any default or event of default, and the expiration of any applicable notice and cure period, under any Significant Debt Agreement.

          (p) Any failure to comply with the Financial Covenants.

     22.2 REMEDIES. Upon the occurrence of any Event of Default and at any time while such Event of Default is continuing, Administrative Agent and/or the Banks may do one or more of the following:

          (a) Cease making Advances and declare the Loan and all other indebtedness of Borrower hereunder immediately due and payable, without notice or demand;

          (b) Proceed to protect and enforce its rights and remedies under this Agreement, the Note, and all Loan Documents;

          (c) Take over and complete construction of the Improvements or the Units by or through any agent, contractor or subcontractor of its selection, and make Advances in payment of the costs, expenses, fees, attorneys' fees and other charges incurred in connection with such taking over and completion, together with reasonable allowances for supervision; and

          (d) Avail itself of any other relief to which Administrative Agent or the Banks may be legally or equitably entitled.

     22.3 ENFORCEMENT COSTS. Borrower shall pay all costs and expenses, including without limitation costs of title searches and title policy commitments, Uniform Commercial Code searches, court costs and reasonable outside attorneys' fees, incurred by Administrative Agent and the Banks in enforcing payment and performance of the Loan and the other indebtedness and obligations of Borrower hereunder or in exercising the rights and remedies of Administrative Agent and the Banks hereunder. All such costs and expenses shall be secured by all Loan Documents. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Administrative Agent and the Banks.

SECTION 23. ACTION UPON AGREEMENT

     23.1 NO THIRD PARTY BENEFICIARIES. This Agreement is made for the sole protection and benefit of the parties hereto and no other person or organization shall have any right of action hereon.

     23.2 INTEGRATION. This Agreement and the other Loan Documents embody the entire Agreement of the parties with regard to the subject matter hereof. There are no representations, promises, warranties, understandings or agreements expressed or implied, oral or otherwise, in relation thereto, except those expressly referred to or set forth herein. Borrower acknowledges that the execution and delivery of this Agreement is its free and voluntary act and deed, and that said execution and delivery have not been induced by, nor done in reliance upon, any representations, promises, warranties, understandings or agreements made by Administrative Agent, the Banks, their agents, officers, employees or representatives.

     23.3 MODIFICATIONS. No promise, representation, warranty or agreement made subsequent to the execution and delivery of this Agreement by either party hereto, and no revocation, partial or otherwise, or change, amendment or addition to, or alteration or modification of, this Agreement shall be valid unless the same shall be in writing signed by all parties hereto.

     23.4 NO JOINT VENTURE. Administrative Agent, the Banks and Borrower each have separate and independent rights and obligations under this Agreement. Nothing contained herein shall be construed as creating, forming or constituting any partnership, joint venture, merger or consolidation of Borrower and Administrative Agent or the Banks for any purpose or in any respect.

SECTION 24. GENERAL

     24.1 WAIVER OF GUARANTY AND SURETYSHIP DEFENSES. Each Borrower hereby waives to the fullest extent permissible by law the right to plead any statute of limitations as a defense to any demand secured hereby. Except as set forth herein, each Borrower waives any requirements of presentment, demands for payment, notices of nonpayment or late payment, protest, notices of protest, notices of dishonor, and all other formalities. No offset or claim that any Borrower now or may in the future have against Administrative Agent or the Banks shall relieve any Borrower from paying installments or performing any other obligation herein or secured hereby. Each Borrower waives all rights or privileges it might otherwise have to require Administrative Agent or the Banks to proceed against or exhaust any collateral securing any promissory note or to proceed against any guarantor of such indebtedness, or to pursue any other remedy available to Administrative Agent or the Banks in any particular manner or order under the legal or equitable doctrine or principle of marshalling or suretyship, and each Borrower further agrees that Administrative Agent or the Banks may proceed against any or all of the collateral in such order and manner as Administrative Agent or the Banks in their sole discretion may determine. To the extent that any court of competent jurisdiction determines that any Borrower is a guarantor, surety or accommodation party with respect to any portion of the Obligations (the "Guaranteed Obligations"), or has subjected its property to secure the indebtedness of another, such Borrower hereby expressly waives the benefits of the provisions of A.R.S. ss.12-1641, ET SEQ., 16 Arizona Rules of Civil Procedure, Rule 17(f), A.R.S. ss.ss.12-1644, 33-722 and 33-814, and waives any defense arising by reason of any disability or other defense of such Borrower or by reason of the cessation from any cause whatsoever of the liability of such Borrower, and, although it is the intention of all parties to this Agreement that this Agreement and the other Loan Documents will be governed by, and construed in accordance with, the laws of the State of Arizona, without giving effect to its conflicts of laws rules, to the extent that any court of competent jurisdiction applies the laws of the State of California to all or any part of the Agreement or the Loan Documents or with respect to any Borrower, each Borrower hereby unconditionally and irrevocably waives any rights and defenses such Borrower may have because any Guaranteed Obligations is secured by real property. These rights and defenses include, without limitation, any rights or defenses based upon Sections 2899, 3433, 580a, 580b, 580d or 726 of the California Code of Civil Procedure, and any comparable provisions of the laws of any other jurisdiction and all other suretyship defenses it otherwise might or would have under California law or other applicable law. Without limiting the provisions of this Section 24.1, the "Joint Borrower Provisions" attached hereto as SCHEDULE 24.1 are incorporated herein by this reference and each Borrower agrees to be bound thereby.

     24.2 SURVIVAL. This Agreement shall survive the making of the Loan and shall continue so long as any part of the Loan, or any extension or renewal thereof, remains outstanding.

     24.3 DISCRETIONARY RIGHTS. All rights, powers and remedies granted Administrative Agent and the Banks herein, or otherwise available to Administrative Agent and the Banks, are for the sole benefit and protection of Administrative Agent and the Banks, and except as otherwise provided herein Administrative Agent and the Banks may exercise any such right, power or remedy at their option and in their sole and absolute discretion without any obligation to do so. In addition, if, under the terms hereof, Administrative Agent and the Banks are given two or more alternative courses of action, Administrative Agent and the Banks may elect any alternative or combination of alternatives, at its option and in its sole and absolute discretion. All monies advanced by the Banks under the terms hereof and all amounts paid, suffered or incurred by the Banks in exercising any authority granted herein, including reasonable attorneys' fees, shall be secured by the Loan Documents, shall bear interest at the highest rate payable on the Loan until paid, and shall be due and payable by Borrower to the Banks immediately without demand.

     24.4 INDEMNITY. Borrower shall defend, indemnify, and hold Administrative Agent, Documentation and Syndication Agent and each Bank and their officers, directors, employees, and agents harmless from and against all claims, costs, expenses, actions, suits, proceedings, losses, damages, and liabilities of any kind whatsoever, including, but not limited to, attorneys' fees and expenses, arising out of any matter relating, directly or indirectly, (i) to the Loan,
(ii) to the ownership,  development,  construction or sale of the Collateral, or
(iii) to any financial statements, reports, projections, and other information provided by Borrower or any other Loan Party with respect to the business and operations of the Meritage Group, in each case whether resulting from internal disputes of Borrower, disputes between Borrower and any guarantor, or whether involving other third parties or entities (including, without limitation, other Banks) or out of any matter whatsoever related to this Agreement, the loan documents, or any property encumbered thereby, but excluding any claim or liability which results as the direct result of the gross negligence or willful misconduct of Administrative Agent, Documentation and Syndication Agent and the Banks or the breach by Administration Agent and the Banks of this Agreement.

This indemnity provision shall continue in full force and effect and shall survive not only the making of the Loan but shall also survive the repayment of the Loan and the performance of all of Borrower's other obligations hereunder.

     24.5 JOINT AND SEVERAL. If Borrower consists of more than one person or entity their liability shall be joint and several. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

     24.6 TIME OF ESSENCE. Time is expressly made of the essence of this Agreement.

     24.7 NOTICES. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service or mailed as follows:

          (a) if to the Borrower:

              MONTEREY HOMES CONSTRUCTION, INC.
              MONTEREY HOMES ARIZONA, INC.
              CHANDLER 110, LLC
              MERITAGE HOMES OF NORTHERN CALIFORNIA, INC.
              6613 North Scottsdale Road, Suite 200
              Scottsdale, Arizona 85259
              Attention: Larry W. Seay, Chief Financial Officer

          (b) if to the Administrative Agent:

              NORWEST BANK ARIZONA, NATIONAL ASSOCIATION
              100 West Washington, 11th Floor
              Phoenix, Arizona 85003
              Attention: Regional Real Estate Group, MAC S4101-110

          (c) if to a Bank, to it at its address (or telecopy number) set forth in Schedule 2.1 or in any assignment and acceptance pursuant to which such Bank shall have become a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service, or on the date two (2) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section or in accordance with the latest unrevoked direction from such party given in accordance with this Section.

     24.8 PAYMENT OF COSTS. Borrower shall pay all costs and expenses arising from the preparation of this Agreement, the closing of the Loan, the making of Advances, the issuing of Letters of Credit, and the monitoring and administration of the Loan, including but not limited to title insurance premiums, other title company charges, recording and filing fees, costs of Uniform Commercial Code searches, Administrative Agent and the Banks's reasonable in-house and outside attorneys' fees, Administrative Agent's reasonable processing and closing fees, Administrative Agent's reasonable inspection fees, appraisal and appraisal review fees, any intangible or recording taxes and any other charges that may be imposed on Administrative Agent or the Banks as a result of this transaction.

     24.9 CHOICE OF LAW. This Agreement shall be governed by and construed according to the laws of the State of Arizona.

     24.10 SUCCESSORS. Except as otherwise provided herein, this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their successors and assigns.

     24.11 HEADINGS. The headings or captions of sections in this Agreement are for reference only, do not define or limit the provisions of such sections, and shall not affect the interpretation of this Agreement.

     24.12 PARTICIPATIONS AND ASSIGNMENTS. Each Bank, at any time, shall have the right (subject to the terms of the Co-Lender Agreement) to sell, assign, transfer, negotiate or grant participation interests in the Loan and in any documents and instruments executed in connection herewith. In connection with any assignment by a Bank of all or a portion of its interest in the Loan (i) except in the case of an assignment to a Bank or an affiliate of any Bank, or if an Unmatured Event of Default or an Event of Default shall be continuing, Borrower must give its prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), (ii) the amount of the Commitment of the assigning Bank subject to each such assignment shall not be less than $10,000,000.00 or such lesser amount if such amount is the entire Commitment of the assigning Bank, and (iii) any assignee shall have a net worth of at least $350,000,000 and total assets of a least $2.5 billion. Within five Business Days after receipt of notice of any assignment of a Bank's interest the Loan, the Borrower shall execute and deliver to Administrative Agent, in exchange for the surrendered Note or Notes (A) a new Note or Notes to the order of such assigning Bank in a principal amount equal to the applicable Commitment retained by it, if any, and (B) a new Note or Notes, to the order of the assignee Bank in a principal amount equal to the applicable Commitment assigned to it. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes; such new Notes shall be dated the date of the surrendered Notes which they replace and shall otherwise be in substantially the form of EXHIBIT "A". Canceled Notes shall be returned to the Borrower. Each Bank is authorized to furnish to any participant or prospective participant any information or document that such Bank may have or obtain regarding the Loan, Borrower or any guarantor of the Loan.

     24.13 SEVERABILITY. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     24.14 ARBITRATION PROVISIONS.

          (a) ARBITRATION.

               (i) Except for "Core Proceedings" under the United States Bankruptcy Code, the Administrative Agent, Banks and Borrower agree to submit to binding arbitration all claims, disputes and controversies between or among them, whether in tort, contract or otherwise (and their respective employees, officers, directors, attorneys, and other agents) arising out of or relating to in any way the Loan and related Loan Documents which are the subject of this Agreement and its negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination. Any arbitration proceeding will
          (1) proceed in Phoenix, Arizona; (2) be governed by the Federal Arbitration Act (Title 9 of the United States Code); and (3) be conducted in accordance with the Commercial Arbitration rules of the American Arbitration Association("AAA").

               (ii) The arbitration requirement does not limit the right of any party to (A) foreclose against real or personal property collateral;
          (B) exercise self-help remedies relating to collateral or proceeds of collateral such as repossession; or (C) obtain provisional ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before, during or after the pendency or any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of any party to submit any dispute to arbitration, including those arising from the exercise of the actions detailed in sections (A), (B) and (C) of this paragraph.

               (iii) Any arbitration proceeding will be before a single arbitrator selected according to the Commercial Arbitration Rules of the AAA. The arbitrator will be a neutral attorney who has practiced in the area of commercial law for a minimum of ten years. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

          (b) MOTION PRACTICE. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre- hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication.

          (c) DISCOVERY. In any arbitration proceeding discovery will be permitted and will be governed by the Arizona Rules of Civil Procedure. All discovery must be completed no later than 20 days before the hearing date and within 180 days of the commencement of arbitration proceedings. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

          (d) PAYMENT OF ARBITRATION COSTS AND FEES. The arbitrator shall award costs and expenses of the arbitration proceeding in accordance with the provision of this Agreement, the Note and/or other Loan Documents.

     24.15 JURY WAIVER. BORROWER, ADMINISTRATIVE AGENT, CO-AGENT AND THE BANKS HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER, ADMINISTRATIVE AGENT, CO-AGENT AND THE BANKS ARISING OUT OF OR IN ANY WAY RELATED TO THE NOTE, THIS DOCUMENT OR ANY OTHER RELATED DOCUMENT OR ANY RELATIONSHIP BETWEEN ADMINISTRATIVE AGENT, THE BANKS AND BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANKS TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER RELATED DOCUMENTS.

     IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                        MONTEREY HOMES CONSTRUCTION, INC.,
                                        an Arizona Corporation


                                        By: /s/ Larry W. Seay
                                           -------------------------------------
                                        Name: Larry W. Seay
                                             -----------------------------------
                                        Title: Vice President - Finance & CFO
                                              ----------------------------------

                                        MONTEREY HOMES ARIZONA, INC.,
                                        an Arizona corporation

                                        By: /s/ Larry W. Seay
                                           -------------------------------------
                                        Name: Larry W. Seay
                                             -----------------------------------
                                        Title: Vice President - Finance & CFO
                                              ----------------------------------

                                        CHANDLER 110, LLC,
                                        an Arizona limited liability company

                                        BY: MONTEREY HOMES CONSTRUCTION, INC.,
                                        an Arizona corporation, Member

                                        By: /s/ Larry W. Seay
                                           -------------------------------------
                                        Name: Larry W. Seay
                                             -----------------------------------
                                        Title: Vice President - Finance & CFO
                                              ----------------------------------

                                        MERITAGE HOMES OF NORTHERN CALIFORNIA,
                                        INC., a California corporation

                                        By: /s/ Larry W. Seay
                                           -------------------------------------
                                        Name: Larry W. Seay
                                             -----------------------------------
                                        Title: Vice President - Finance & CFO
                                              ----------------------------------
                                                                        BORROWER

                                        NORWEST BANK ARIZONA, NATIONAL
                                        ASSOCIATION, a national banking
                                        association

                                        By: /s/ Kevin Kosan
                                           -------------------------------------
                                        Name: Kevin Kosan
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------
                                              ADMINISTRATIVE AGENT AND BANK


                                        CALIFORNIA BANK & TRUST, a California
                                        banking corporation

                                        By: /s/ Eileen E. Porter
                                           -------------------------------------
                                        Name: Eileen E. Porter
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------
                                              DOCUMENTATION AND SYNDICATION
                                              AGENT AND BANK

                                  SCHEDULE 3.1

                            COMMITMENTS OF THE BANKS
                                 as to the Loan
                            as of _____________, 1999

INITIALLY, THE COMMITMENTS OF THE BANKS SHALL BE AS FOLLOWS:

            BANK                                       %           COMMITMENT
            ----                                    -------        -----------
1. Norwest Bank Arizona, National Association       54.6875%       $35,000,000
2. California Bank & Trust                          45.3125%       $29,000,000
   Maximum Commitment                              100%            $64,000,000

On February 17, 2000, the commitment of the Banks shall be as set forth below if both of the following is satisfied: (i) the CB&T Facility has been fully paid and all further commitments to provide credit thereunder have terminated and
(ii) no Unmatured Event of Default or Event of Default has occurred and is continuing. If such events have not occurred, the commitment of California Bank & Trust shall be increased only in the sole and absolute discretion of California Bank & Trust.

            BANK                                       %           COMMITMENT
            ----                                    -------        -----------
1. Norwest Bank Arizona, National Association        50.0%         $35,000,000
2. California Bank & Trust                           50.0%         $35,000,000
   Maximum Commitment                               100%           $70,000,000

ADDRESSES

1. NORWEST BANK ARIZONA, NATIONAL ASSOCIATION
   100 West Washington, 11th Floor
   Phoenix, Arizona  85003
   Attention:  Regional Real Estate Group, MAC S4101-110

2. CALIFORNIA BANK & TRUST
   11622 El Camino Real, Suite 200
   San Diego, California  92130
   Attention: Peggy Standefer, Esq.

   with a copy to:

   CB&T REAL ESTATE FINANCE
   3101 North Central Avenue, Suite 520
   Phoenix, Arizona  85012
   Attention: Mark Young

                                  SCHEDULE 24.1

                            JOINT BORROWER PROVISIONS


     1. Administrative Agent and the Banks are entitled to rely, and shall be exonerated from any liability for relying upon, any Draw Request, request for Letter of Credit or similar request made by any Borrower without the need for any consent or other authorization of any other Borrower and upon any information or certificate provided on behalf of any Borrower by an officer, partner, manager or other representative of such Borrower.

     2. As further described in the Agreement, the parties hereto intend that all of the Obligations shall constitute one indebtedness, and that each Borrower shall constitute a borrower (and not a guarantor, surety or accommodation party), with respect to all of the Obligations. In the event that (and only to the extent that), notwithstanding the contrary intent of the parties, any court of competent jurisdiction determines that any Borrower is a guarantor, surety or accommodation party with respect to any portion of the Obligations, or has granted a lien or security interest on its property to secure the debt of another, the waivers and other provisions of 24.1 of the Agreement and this
Schedule 24.1 shall apply to such Borrower in connection with the Guaranteed Obligations.

          2.1 Each Borrower consents and agrees that Administrative Agent, for the benefit of Banks, may, at any time and from time to time, agree with any one Borrower, without notice or demand to the other Borrowers, and without affecting the enforceability of or security for the Guaranteed Obligations under any Loan Document, to:

          (a) supplement, modify, amend, extend, renew, or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon;

          (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Guaranteed Obligations or any part thereof or any of the Loan Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;

          (c) accept new or additional instruments, documents or agreements relative to any of the Loan Documents or the Guaranteed Obligations or any part thereof;

          (d) accept partial payments on the Guaranteed Obligations;

          (e) receive and hold additional security or guaranties for the Guaranteed Obligations or any part thereof;

          (f) release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer and enforce any security or guaranties for the Guaranteed Obligations, and apply any security and direct the order or manner of sale thereof as Administrative Agent, on behalf of Banks, in its sole and absolute discretion may determine;

          (g) release any Person or any guarantor from any personal liability with respect to the Guaranteed Obligations or any part thereof,

          (h) settle, release on terms satisfactory to Administrative Agent and Banks or by operation of applicable laws or otherwise liquidate or enforce any Guaranteed Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale; and

          (i) consent to the merger, change or any other restructuring or termination of the corporate existence of any Borrower or any other Person, and correspondingly restructure the Guaranteed Obligations, and any such merger, change, restructuring or termination shall not affect the liability of the other Borrowers or the continuing existence of any Lien securing the Guaranteed Obligations under any Loan Document to which such Borrowers are a party or the enforceability hereof or thereof with respect to all or any part of the Guaranteed Obligations.

          2.2 Upon the occurrence of and during the continuance of any Event of Default, Administrative Agent and Banks may enforce each Loan Document independently as to each Borrower and independently of any other remedy or security Administrative Agent and Banks at any time may have or hold in connection with the Guaranteed Obligations, and it shall not be necessary for Administrative Agent and Banks to marshal assets in favor of any of the Borrowers or any other Person or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce such Loan Document. Each of the Borrowers expressly waives any right to require Administrative Agent or any Bank to marshal assets in favor of any Borrower or any other Person or to proceed against any other Person or any Collateral provided by any other Person, and agrees that Administrative Agent and Banks may proceed against any Persons and/or Collateral in such order as they shall determine in their sole and absolute discretion. The Administrative Agent and Banks may file a separate action or actions against any Borrower, whether action is brought or prosecuted with respect to any other security or against any other Person, or whether any other Person is joined in any such action or actions. Each Borrower expressly waives the benefit of any statute(s) of limitations affecting its liability under the Loan Documents or the enforcement of the Guaranteed Obligations or created or granted by any Loan Document. The rights of Administrative Agent and Banks hereunder and under the Agreement shall be reinstated and revived, and the enforceability of the Agreement shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by Administrative Agent or Bank upon the bankruptcy, insolvency or reorganization of any Borrower or any other Person, or otherwise, all as though such amount had not been paid. The enforceability of the Loan Documents at all times shall remain effective as to each Borrower as to the

Guaranteed Obligations of such Borrower even though such Guaranteed Obligations, including any part thereof may be or hereafter may become invalid or otherwise unenforceable as against any other Borrower or any other Person and whether or not any other Borrower or any other Person shall have any personal liability with respect thereto.

          2.3 Each Borrower expressly waives in respect of the Guaranteed Obligations any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of any other Borrower or any other Person with respect t o the Guaranteed Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Guaranteed Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Guaranteed Obligations, (c) the cessation for any cause whatsoever of the ability of any other Borrower or any other Person (other than by reason of the full payment and performance of all Obligations), (d) any failure of Administrative Agent or any Bank to marshal assets in favor of any of the other Borrowers or any other Person, (e) except as otherwise required by law or as provided in any Loan Document, any failure of Administrative Agent or any Bank to give notice of sale or other disposition of Collateral to any other Borrower or any other Person or any defect in any notice that may be given in connection with any sale or disposition of Collateral, (f) except as otherwise required by law or as provided in any Loan Document, any failure of Administrative Agent or any Bank to comply with applicable laws in connection with the sale or other disposition of any Collateral or other security for any Obligation, including, without limitation, any failure of Administrative Agent or any Bank to conduct a commercially reasonable sale or other disposition of any Collateral or other security for any Guaranteed Obligation, (g) any act or omission of Administrative Agent or any Bank or others that directly or indirectly results in or aids the discharge or release of any other Borrower or any other Person or any other security or guaranty for the Guaranteed Obligations by operation of law or otherwise, (h) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation,

(i) any failure of Administrative Agent or any Bank to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by Administrative Agent or any Bank, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any Lien under Section 364 of the United States Bankruptcy Code, (l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (n) the avoidance of any Lien in favor of Administrative Agent or Banks for any reason, (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Guaranteed Obligations (or any interest thereon) in or as a result of any such proceeding, or (p) to the extent permitted, the benefits of any form of one-action rule.

          2.4 Each Borrower waives all rights and defenses that such Borrower may have because any Guaranteed Obligation is secured by real property. This means, among other things:

          (1) Administrative Agent and Banks may collect from such Borrower and/or foreclose on any Collateral pledged by such Borrower without fast foreclosing on any real or personal property collateral pledged by any other Borrower (or by any other Person) with respect to any such Guaranteed Obligation.

          (2) If Administrative Agent and/or Banks foreclose on any real property collateral pledged by such Borrower or any other Borrower (or by any other Person) with respect to any such Guaranteed Obligation:

               (A) The amount of such Guaranteed Obligation may be reduced only by the price for which that Collateral is sold at the foreclosure sale, even if the Collateral is worth more than the sale price.

               (B) Administrative Agent and Banks may collect from such Borrower and/or foreclose on any Collateral pledged by such Borrower even if Administrative Agent and/or any Bank, by foreclosing on the real property Collateral, has destroyed any right such Borrower may have to collect from any other Borrower (or from any other Person who pledged such Collateral).

This is an unconditional and irrevocable waiver of any rights and defenses such Borrower may have because any Guaranteed Obligation is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure, and any comparable provisions of the laws of any other jurisdiction and all other suretyship defenses it otherwise might or would have under California law or other applicable law.

          2.5 Each Borrower waives all rights and defenses arising out of an election of remedies by Administrative Agent and/or Banks, even though that election of remedies, such as a non-judicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed such Borrower's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

          2.6 Without limiting the generality of the foregoing, in the event that all or any part of the Guaranteed Obligations at any time are secured by one or more Deeds of Trust, each Borrower authorizes Administrative Agent and Banks, upon the occurrence of and during the continuance of any Event of Default, at their sole option, without notice or demand and without affecting any Obligations, the enforceability of the Guaranteed Obligations under the Agreement, or the validity or enforceability of any Liens of Administrative Agent and Banks on any Collateral securing the Guaranteed Obligations, to foreclose any or all of such Deeds of Trust by judicial or non-judicial sale.

          2.7 Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document to which any Borrower is a party, each

Borrower hereby waives with respect to each other Borrower and its respective successors and assigns (including any surety) and any other party any and all rights at law or in equity, to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which each Borrower may have or hereafter acquire against any other Borrower or any other party in connection with or as a result of any Borrower's execution, delivery and/or performance of the Agreement or any other Loan Document to which any such Borrower is a party until payment in full of all Guaranteed Obligations. Each Borrower agrees that it shall not have or assert any such rights against any other Borrower or any such Borrower's successors and assigns or any other Person (including any surety), either directly or as an attempted setoff to any action commenced against such Borrower by such other Borrower (as borrower or in any other capacity) or any other Person. Each Borrower hereby acknowledges and agrees that this waiver is intended to benefit Administrative Agent and Banks and shall not limit or otherwise affect any of the Borrowers' liability hereunder under any other Loan Document to which any Borrower is a party, or the enforceability hereof or thereof.

          2.8 Without limiting the generality of the foregoing and to the extent otherwise applicable, each Borrower hereby waives discharge by waiving all defenses based on suretyship or impairment of collateral securing the Guaranteed Obligations.

     3. Each Borrower warrants and agrees that each of the waivers and consents set forth herein is made with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense waived may diminish, destroy or otherwise adversely affect rights which each Borrower otherwise may have against the other Borrowers, Administrative Agent, Banks, or others, or against any Collateral securing the Guaranteed Obligations. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

     4. Each Borrower represents and warrants to Administrative Agent and Banks that such Borrower has established adequate means of obtaining from each other Borrower, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of each other Borrower and their respective properties, and each Borrower now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of each other Borrower and its respective properties. Each Borrower hereby expressly waives and relinquishes any duty on the part of Administrative Agent and Banks to disclose to such Borrower any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of any other Borrower or such other Borrower's properties, whether now known or hereafter known by Administrative Agent and Banks during the term of the Agreement.

                                   EXHIBIT "A"

                                 PROMISSORY NOTE

                                  EXHIBIT "B-1"

                      DEED OF TRUST, ASSIGNMENT OF RENTS,
                 SECURITY AGREEMENT AND FIXTURE FILING (ARIZONA)

                                  EXHIBIT "B-2"

                       DEED OF TRUST, ASSIGNMENT OF RENTS,
               SECURITY AGREEMENT AND FIXTURE FILING (CALIFORNIA)

                                  EXHIBIT "C-1"

                     MODIFICATION OF DEED OF TRUST (ARIZONA)

                                  EXHIBIT "C-2"

                   MODIFICATION OF DEED OF TRUST (CALIFORNIA)

                                   EXHIBIT "D"

                                    GUARANTEE

                                   EXHIBIT "E"

                             COLLATERAL CERTIFICATE

                                   EXHIBIT "F"

                     PROPOSED INITIAL APPROVED SUBDIVISIONS

                                   EXHIBIT "G"

                              CONSTRUCTION SCHEDULE

                                   EXHIBIT "H"

                       SAMPLE COLLATERAL INVENTORY REPORT

                                   EXHIBIT "I"

                       SAMPLE SALES AND INVENTORY REPORTS

                                   EXHIBIT "J"

                             SAMPLE PROJECT PROFORMA